SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                Declaration Trust

                 Growth         V.A. International Fund
                                V.A. Regional Bank Fund
                                V.A. Financial Industries Fund
                                V.A. Emerging Growth Fund
                                V.A. Special Opportunities Fund
                                V.A. Growth Fund
                 ---------------------------------------------------------------
                 Growth         V.A. Growth & Income Fund
                 & Income       V.A. Independence Equity Fund
                                V.A. Sovereign Investors Fund
                                V.A. 500 Index Fund
                 ---------------------------------------------------------------
                 Income         V.A. Sovereign Bond Fund
                                V.A. Strategic Income Fund
                                V.A. High Yield Bond Fund
                                V.A. World Bond Fund
                                V.A. Money Market Fund

                                  JUNE 30, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

================================Table of Contents===============================

                     John Hancock Funds - Declaration Trust

                                                                            Page

1) Chairman's Message.......................................................   3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio manager(s) or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

     Growth
     V.A. International Fund................................................   4
     V.A. Regional Bank Fund................................................   7
     V.A. Financial Industries Fund.........................................  10
     V.A. Emerging Growth Fund..............................................  13
     V.A. Special Opportunities Fund........................................  16
     V.A. Growth Fund.......................................................  19

     Growth & Income
     V.A. Growth & Income Fund..............................................  22
     V.A. Independence Equity Fund..........................................  25
     V.A. Sovereign Investors Fund..........................................  28
     V.A. 500 Index Fund....................................................  31

     Income
     V.A. Sovereign Bond Fund...............................................  34
     V.A. Strategic Income Fund.............................................  37
     V.A. High Yield Bond Fund..............................................  40
     V.A. World Bond Fund...................................................  43
     V.A. Money Market Fund.................................................  46

3) Financial Statements.....................................................  48

4) Notes To Financial Statements............................................ 117

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR. *
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT *
                               RICHARD S. SCIPIONE
                              EDWARD J. SPELLMAN *
                        * Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                   Vice Chairman and Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                   CUSTODIANS
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116
                            V.A. Emerging Growth Fund
                                V.A. Growth Fund
                         V.A. Financial Industries Fund
                            V.A. Growth & Income Fund
                            V.A. High Yield Bond Fund
                          V.A. Independence Equity Fund
                             V.A. Regional Bank Fund
                          V.A. Sovereign Investors Fund
                         V.A. Special Opportunities Fund
                           V.A. Strategic Income Fund
                            V.A. Sovereign Bond Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110
                             V.A. International Fund
                               V.A. 500 Index Fund
                              V.A. World Bond Fund
                             V.A. Money Market Fund

                                 TRANSFER AGENT
                          JOHN HANCOCK SERVICING CENTER
                                  P.O. BOX 9298
                        BOSTON, MASSACHUSETTS 02205-9298

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISERS
                   JOHN HANCOCK ADVISERS INTERNATIONAL LIMITED
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X3RA
                             V.A. International Fund
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                          V.A. Independence Equity Fund
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312
                          V.A. Sovereign Investors Fund

                                    ISSUER
                               JOHN HANCOCK MUTUAL
                             LIFE INSURANCE COMPANY
                              JOHN HANCOCK VARIABLE
                             LIFE INSURANCE COMPANY*
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02117
                            *Not Licensed in New York

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]
--------------------------------------------------------------------------------

   The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

   While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

   At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND
                     GERARDO J. ESPINOZA, PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. International Fund

            Europe dominates overseas markets during last six months

"International markets parted ways over the last six months..."

International markets parted ways over the last six months, with Europe taking the high road and Asia and Latin America the low. In the first quarter of the year, most markets worldwide were rallying, rebounding from late last year's Asian currency and financial earthquakes. Even the Southeast Asian countries that caused the consternation had started to rebound, bringing emerging Latin American markets along. Japan's market also rose on expectations that the government was about to jumpstart the barely breathing economy. But the world divided sharply in the second quarter. As Japan's hopes for recovery faded and its longstanding problems came to the forefront, particularly in the banking sector, its currency weakened further and its economy slipped back into recession. That prompted fears of a second round of regional currency devaluations and the prospect of global economic slowdowns. As if that weren't enough, Russia's economy and currency later erupted as further trouble spots. It was the last straw for all emerging markets, including Latin America, which gave up all their earlier ground and then some, when investors left in droves for safer havens. Europe was the clear overseas winner, where markets kept rising because of both the flight to quality and strong economic forces, not the least of which was anticipation of the long-awaited formation of the European Monetary Union (EMU).

   Despite the divergence in regional results, international investors fared well over the last six months. John Hancock V.A. International Fund was no exception. For the six months ended June 30, 1998, the Fund posted a total return of 15.81% at net asset value. That was in line with the 16.25% return of the average variable annuity international fund, according to Lipper Analytical Services, Inc. See page 6 for historical performance information.

Europe overweighted; Fund restructured

The Fund benefited from its large position in Europe, which rose from 49% to 72% of the Fund's net assets. We kept building our stake there because of the compelling investment environment. Inflation and interest rates are at historic lows, as EMU member countries are putting their economic houses in order. At the corporate level, restructuring and

--------------------------------------------------------------------------------
Pie chart at the bottom left column titled "Portfolio Diversification" There are six listings. Beginning from the top right the first represents Continental Europe 56%, the second represents U.K. & Ireland 16%, the third represents Pacific Rim 15%, The fourth represents Latin America 4%, the fifth represents Canada 5%, the sixth represents Short-Term Investments & Other 4%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: V.A. International Fund Portfolio managers. (l-r): Gerardo J. Espinoza, Miren Etcheverry, and John L.F. Wills.]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with 20% at the top and 0% at the bottom. The first represents the 15.81% total return for John Hancock V.A. International Fund. The second represents the 16.25% total return for Average variable annuity international fund. A Footnote below reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

merger activity have increased as companies work to remain competitive in the more open EMU corporate environment. Earnings outlooks also remain favorable. France was among our top country weightings, at 13% of the Fund, up from 6% six months ago, and it was the main contributor to the Fund's performance. Our top stock there was France Telecom. In the U.K., consumer magazine publishing company EMAP saw its stock rise on the strength of the British economy and an economic rebound in France, where EMAP derives a large portion of its revenues. Our European financial stocks also served us well, top among them Allied Irish Banks, Netherlands insurer ING Groep and French insurer Axa.

   In the last six months, we established positions in several new attractive markets, including Italy, Spain, Portugal, Finland and Denmark. This growing list also reflect the results of a gradual Fund restructuring undertaken to better manage the Fund's risk level by making it more diversified and balanced. We achieved this by significantly increasing the number of stocks in the portfolio and by reducing the percentage of the Fund's assets held in the top 10 positions.

Caution on emerging-markets and Japan

We became even more conservative in our approach to emerging markets worldwide, further cutting our stake in Asia to 15% by the end of June from 20% six months ago. Latin America has also suffered from the flight to quality, falling commodity prices and rising interest rates. While we believe in the longer-term story of privatization and burgeoning growth there, we cut our stake from 12% to 4% for now, until the emerging-market backlash abates.

   We've held our underweighted stake in Japan fairly steady at around 10%, however, reasoning that the unprecedented international pressure on the Japanese government should result in some steps toward addressing the country's major structural problems and preventing a greater regional crisis.

Outlook

We remain encouraged about the outlook for European stock markets, particularly the EMU countries and the single "euro" currency that bodes well for European businesses. We will keep our focus there, and closely monitor stock valuation levels and the effects that implementation of the EMU will have on liquidity flows among various European markets. By contrast, the prospects for Asia and Japan remain far murkier, given the weak yen and heightened prospects for further currency woes in the region. Until the signs are more encouraging, we will stay underweighted in both the developed and emerging countries of Asia, and in Latin America, given the taint on the entire emerging-market asset class.

"The Fund benefited from its large position in Europe..."

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                      JOHN HANCOCK V.A. INTERNATIONAL FUND

                               A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   1.22%      29.87%
Average Annual Total Returns(1)            1.22%      15.30%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (0.65%) and 13.68%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World-Ex U.S. Free Index, which measures the performance of securities that are freely traded in a broad range of developed and emerging stock markets.

--------------------------------------------------------------------------------
Line chart with the heading V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Morgan Stanley Capital International
(MSCI) All Country World-Ex U.S. Free Index and is equal to $14,441 as of June 30, 1998. The second line represents the hypothetical $10,000 investment made in the V.A. International Fund on August 29, 1996, before sales charge, and is equal to $12,987 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

         BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND
             THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

                                  John Hancock
                             V.A. Regional Bank Fund

                  After strong fourth-quarter finish, small and
                     mid-sized bank stocks languish in 1998

The stock market posted strong gains in the first six months of 1998, but the going got tougher as the period progressed. After rebounding in the first quarter from the Asian financial woes that hit world markets late last year, the market began to stall again in the spring. Once it became clear that Asia's problems were not solved, and that the U.S. economy, and corporate profits, might slow, stocks gave back some ground and mostly moved sideways in the second quarter. Following last year's pattern, large-company blue chip stocks were the biggest winners, as investors both foreign and domestic chose them as safe-haven investments. As a result, the small and mid-sized banks that are the Fund's focus lagged the market. What's more, some blockbuster mega-mergers took industry focus temporarily off merger potential among regional banks.

   The lag among small and mid-sized banks became greater just as John Hancock V.A. Regional Bank Fund was launched on May 1, 1998. That, plus higher-than-average levels of cash as we established positions, caused the Fund to lose ground. In the two months from inception through June 30, 1998, the Fund posted a total return of -4.13% at net asset value, compared with the Standard & Poor's Regional Bank Index's return of -3.28%. In the same period, the average open-end financial services fund stayed flat, returning 0.00% and the average variable annuity specialty fund returned -0.31%, according to Lipper Analytical Services, Inc.

Fund strategy

The Fund seeks capital appreciation by investing primarily in regional bank and thrift stocks that have healthy fundamentals and may stand in the path of consolidation -- an ongoing trend in the banking industry. In the Fund's first two months, we began building positions in a range of banks around the country, with emphasis on quality banks with assets ranging between $5 billion and $30 billion. This size of institution offers healthy earnings prospects in

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. ALBANK Financial 2.4%
2. Comerica 2.3%
3. Imperial Bancorp 2.3%
4. CCB Financial 2.3%
5. Firstar Corp. 2.2%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

"...the small and mid-sized banks that are the Fund's focus lagged the market."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet.]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK V.A. REGIONAL BANK FUND

"We expect the wave of consolidations sweeping the industry to continue..."


--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From May 1, 1998 to June 30, 1998." The chart is scaled in increments of 2% with the 6% at the top and -6% at the bottom. The first represents the -4.13% total return for John Hancock V.A. Regional Bank Fund. The second represents the 0.00% total return for Average open-end financial services fund. The third represents the 0.31% total return for Average variable annuity specialty fund. A Footnote below reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty fund are tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

the near term and what we believe will be a high mortality rate over the next five to seven years. In other words, as the U.S. banking system becomes dominated by a handful of massive, national players, we believe these regional banks will be taken out at premium prices. Examples include Compass Bancshares, FirstMerit Corp. and First Security Corp.

   The Fund was initiated immediately following a period of frenzied merger activity. April 13th became the most dramatic date in the annals of bank consolidation as two mega-deals were announced. The proposed merger of NationsBank and BankAmerica would create by far the largest bank in the United States. The "other" merger of April 13, which would have dominated banking news on any other day, was between Banc One and First Chicago. This deal will create a banking company with approximately $240 billion in assets that will rank as the nation's sixth largest. These deals, coupled with the merger of Citicorp and Travelers into Citigroup that was announced a week earlier, substantially increase the pressure for industry consolidation.

   Already in the Fund's first two months, one of its holdings, Firstar Corp., announced its takeover by Star Bancorp. We also expect numerous transactions in the coming months, believing that "mergers beget mergers" and that a few landmark deals serve as incentive to others. The timing of such mergers is likely to be affected by the need to revamp computer systems for the year 2000 changeover ("Y2K"). For the next six months, activity could increase as institutions scrambling to meet their Y2K deadlines will be induced to strike deals and avoid the problem totally. Then in early 1999, we could witness a brief hiatus in mergers because systems would have to be combined perilously close to the magic date.

Earnings on track

Following a fruitful 1997, earnings in 1998 have generally equaled or surpassed expectations even though regional bank stock prices have not reflected this recently. The nearly ideal economic conditions -- moderate, sustainable growth, low inflation and stable interest rates -- have enabled our companies to report 12% year-over-year earnings growth in the first quarter and 11% thus far in the second quarter of 1998. Across the gamut of banks and thrifts, loan quality is very good, margins, while under pressure, are wide by historic standards, expense controls have been excellent and stock repurchases continue to counter capital buildup.

Outlook

There are several factors contributing to our continued positive outlook for financial stocks. We expect the wave of consolidations sweeping the industry to continue, both here and starting in earnest abroad. However, there could be a temporary slowdown as we approach the year 2000 and its attendant technical issues. Furthermore, with the U.S. economy solid, interest rates low and inflation invisible, the environment remains right for financial stocks to advance. Should the U.S. economy slow and corporate profits shrink due to fallout from Asian economic problems, we'll also be watching for signs of increasing problem loans, which are currently at very low levels.

--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                      JOHN HANCOCK V.A. REGIONAL BANK FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (5/1/98)
                                                    --------
Cumulative Total Return                               (4.13%)
Average Annual Total Return(1)                        (4.13%)(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been (4.20%).

(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Regional Bank Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on May 1, 1998, and is equal to $10,748 as of June 30, 1998. The second line represents the value of the V.A. Regional Bank Fund, before sales charge, and is equal to $9,587 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

         BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND
           THOMAS FINUCANE,CFA, AND THOMAS GOGGINS, PORTFOLIO MANAGERS

                                  John Hancock
                         V.A. Financial Industries Fund

    Steady interest rates, solid earnings boost stocks, including financials

"Earnings for financial companies in 1998 have generally met or exceeded expectations."

In the first three months of 1998, the stock market moved sharply forward, overcoming both fears that Asia's financial woes would leave their mark on the U.S. economy and jitters about earnings prospects. The economy surprised many by its robustness, and inflation remained tame, which sparked the rally, primarily among the large-company stocks perceived to be safe havens. However, the second quarter turned more volatile. A second round of Asian fears was not so easily dismissed and second quarter earnings reports and economic data suggested the economy could be slowing. Despite the stall, the Standard & Poor's 500 Stock Index still advanced by 17.71% in the first six months of the year. Banks and other financial stocks lagged the market somewhat, pausing after a very strong year-end rally. Mirroring the broader market, the larger banks and financial companies outperformed their smaller counterparts.

   John Hancock V.A. Financial Industries Fund also participated in the market's advance. For the six months ended June 30, 1998, the Fund posted a total return of 12.35% at net asset value. That compared to the 12.19% return of the average open-end financial services fund and the 15.38% return of the average variable annuity specialty fund, according to Lipper Analytical Services, Inc.
Historical performance information can be found on page 12.

Performance and strategy review

Earnings for financial companies in 1998 have generally met or exceeded expectations. Among lending institutions, loan volumes have been strong while the level of non-performing loans has remained low, interest margins have been relatively stable, expenses have been under control, and stock buy backs have bolstered returns on equity. Even better conditions have been present for the securities brokers, where earnings gains of 15% to 30% have been the norm. Commissions, underwriting volume, and merger and acquisition fees have all been running at record levels. We are satisfied with the earnings of the real estate investment trusts (REITs); however, their share prices have generally been flat or down making

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Legg Mason 4.4%
2. Fiserv 4.1%
3. American Express Co. 3.9%
4. General Re 3.9%
5. A.G. Edwards 3.8%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet.]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 12.35% total return for John Hancock V.A. Financial Industries Fund. The second represents the 12.19% total return for Average open-end financial services fund. The third represents the 15.38% total return for Average variable annuity specialty fund. A Footnote below reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty fund are tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

them our worst performing group of stocks. These stocks appear to offer unusually good value now as they are selling at low ratios of price to funds from operations.

   We witnessed mixed results from our insurance holdings, which represented our largest sector concentration at 25% of the Fund's net assets at the end of June. Two of our larger insurers, Travelers and General Re Corp., advanced in price as they announced mergers. Companies that derive significant revenue from annuity sales showed good results, while some of the property and casualty companies were afflicted with greater than expected losses from weather-related catastrophies.

Consolidation continues

The most important development this year in the financial services area was the announcement on April 6 that Travelers and Citicorp would merge to form Citigroup. This transaction is a low-risk merger that will create the world's largest financial services company, producing clear cost-cutting opportunities. It also has enormous implication for the future of the industry, with the greatest significance lying in the impact it may have on financial reform legislation. A bill that would allow cross-ownership between banks, securities brokers and insurance underwriters had been languishing in Congress. This merger, which ultimately requires such legislation, creates a sense of urgency to work out the compromises needed to pass the reform.

Europe's potential grows

The process of streamlining the financial services sector in Europe is many years behind that of the United States. However, with the European Monetary Union (EMU) coming into effect with 11 initial member countries and the euro as the common currency, we expect to see changes in the years ahead. As the EMU promotes further economic cooperation among European nations, we believe consolidation among financial institutions and the development of globally competitive, shareholder-oriented dominant firms will be the eventual outcome. Currently, the Fund's small European investments (less than 5% of the Fund) are concentrated on the most progressive banks in Ireland, the Netherlands and Sweden. We intend to increase our allocation as we gain confidence that U.S.-style restructuring is beginning to take hold.

A look ahead

We remain encouraged about the prospects for financial stocks over the long term. We expect the wave of consolidations sweeping the industry to continue, both here and starting in earnest abroad. We could, however, see a temporary slowdown as we approach the year 2000 and its attendant technical issues. Furthermore, with the U.S. economy solid, interest rates low and inflation invisible, the environment remains right for financial stocks to advance. Should the U.S. economy slow and corporate profits shrink due to fallout from Asian economic problems, however, we'll be watching for signs of increasing problem loans, which are currently at very low levels.

"We witnessed mixed results from our insurance holdings..."


--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                   JOHN HANCOCK V.A. FINANCIAL INDUSTRIES FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (4/30/97)
                                            ----    ---------
Cumulative Total Returns                   34.99%     51.73%
Average Annual Total Returns(1)            34.99%     43.06%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 34.82% and 42.77%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Financial Industries Fund on April 30, 1997, before sales charge, and is equal to $15,173 as of June 30, 1998. The second line represents the value of the S&P 500 Stock Index and is equal to $14,427 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Emerging Growth Fund

             Small-company stocks post moderate gains in first half
                         in a split personality market


Small-company stocks trudged higher over the past six months, although their gains were overshadowed by the progress of their larger-company counterparts. For the first half of 1998, the Russell 2000 Index of small-company stocks gained only 4.7%, compared to the 17.71% rise of the Standard & Poor's 500 Stock Index. That divergence confounded many observers, especially given all that small companies had going for them during the period: double-digit earnings increases, limited exposure to the turmoil in Asia and historically low stock prices relative to their large cousins. But several factors conspired to mute small-company stocks' returns. In light of the economic problems in Asia, investors increasingly sought out the liquidity -- the ease with which a stock can be bought or sold -- of large, well-known companies. Furthermore, foreign buyers bought record amounts of U.S. stocks, but overwhelmingly embraced the names they knew, like Coca-Cola, General Electric and Gillette.

   For the six-month period ended June 30, 1998, John Hancock V.A. Emerging Growth Fund had a total return of 9.18% at net asset value, compared to the average variable annuity small-cap fund's return of 7.06%, according to Lipper Analytical Services, Inc.
Historical performance information can be found on page 15.

Retailers, "CLECS" outperform; health care lags

As U.S. consumer demand boomed, retailers -- whose main business lies in the U.S. -- were among the biggest contributors to the Fund's performance during the period. A robust job market helped ignite strong consumer spending and boosted the performance of department store chain Stage Stores and sporting goods retailer Hibbetts. Both retailers have found success by serving small-town America.

   Competitive local exchange carriers -- dubbed "CLECs" -- were another of the Fund's best-performing groups. These telecommunications companies have quickly grabbed market share away from their regional Bell operating company competitors, because they provide small and mid-sized businesses with better services, such as sophisticated data transmission, at reduced prices.

"...gains were overshadowed by the progress of their larger-company counterparts."


--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Metromedia Fiber Network 1.1%
2. Micromuse 1.1%
3. Medallion Financial 1.0%
4. ProBusiness Services 1.0%
5. VeriSign 1.0%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Anurag Pandit, Bernice Behar and Lauren Allen.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

"...small-cap stocks remain quite cheap."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 2% with the 10% at the top and 0% at the bottom. The first represents the 9.18% total return for John Hancock V.A. Emerging Growth Fund. The second represents the 7.06% total return for the Average variable annuity small-cap fund. A Footnote below reads "The total return for John Hancock V.A. Emerging Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

The stock price of industry leader Intermedia Communications, for example, rose substantially during the period. On the other side of the scale were our health-care companies, which proved to be disappointing during the period. Often within the small-stock universe, bad news at one company can taint a larger group of stocks. In addition, one of our holdings, Respironix, a maker of respiratory devices, faltered because of changes in insurance reimbursement schedules. We sold the stock during the period.

Shift in technology holdings

We made some strategic changes among our technology holdings over the past six months. While we've maintained some hardware holdings that we think are market leaders, we've reduced our overall hardware stake and shifted our technology focus more toward software and service companies. While problems in Asia have dampened global computer sales, we project that the demand for software will continue to grow. Companies continue to emphasize software as a means to boost productivity, and that has helped our holdings in Advent Software, a maker of programs for financial analysis, and CBT group, which teaches businesses how to use various software programs through its training software. Another favorite is Aris Corp., a consulting company that provides implementation and training for Oracle-based programs.

Outlook

We remain optimistic about the prospects for stocks in general, and small-company stocks in particular. All the factors that have propelled the stock market over the past several years appear to remain in place -- economic growth is healthy, inflation is tame and consumer confidence is strong. We believe that for the balance of the year, interest rates may rise or fall in fits and starts, but the longer-term trend is for them to go lower. Interest rates are a critical factor for small growth companies since they tend to borrow to finance their growth. Lower interest costs, in turn, could translate into better profitability.

   As for small-company stocks, we think they are attractively priced and offer superior earnings growth rates relative to their large-company counterparts. Growth rates for small-company stocks are expected to be double those of the S&P 500 in 1998. Although small-cap stocks have the higher growth potential, they are currently trading at roughly the same price-earnings ratio as large-cap stocks. From a historical perspective, small-cap stocks remain quite cheap. We've said it before, and we continue to believe, that it's only a question of when, not if, the market ultimately rewards small companies for their higher growth potential and low prices.

================================================================================

                     JOHN HANCOCK V.A. EMERGING GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   16.74%     13.23%
Average Annual Total Returns(1)            16.74%     7.00%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total returns for the one-year period and since inception would have been 15.50% and 5.08%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Emerging Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Russell 2000 Index and is equal to $14,850 as of June 30, 1998. The second line represents the value of the Russell 2000 Growth Index and is equal to $13,487 as of June 30, 1998. The third line represents the value of a hypothetical $10,000 investment made in the V.A. Emerging Growth Fund on August 29, 1996, before sales charge, and is equal to $11,323 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BARBARA FRIEDMAN, CFA, PORTFOLIO MANAGER

                                  John Hancock
                         V.A. Special Opportunities Fund

           Stocks advance amid volatility; mid-caps lag larger stocks

"...three largest concentrations in the financial, technology and health-care sectors."

Stocks continued their forward march over the last six months, overcoming stiff headwinds later in the period. In fact, most of the market's gains came in the first quarter, when the market shrugged off fears of fallout from Asia's financial ills and the remained ideal. But after rallying to new highs in April, stocks retrenched amid concerns that prices were too high and in reaction to renewed concerns about Asian contagion. In this nervous environment, investors both foreign and domestic flocked to the large, blue-chip stocks that were viewed as the safest haven. As a result, mid-cap stocks -- which are the Fund's primary focus -- lagged the overall market, returning 9.13%, as measured by the Russell Midcap Index, compared to the Standard & Poor's 500 Stock Index's 17.71% advance, including reinvested dividends.

   It was a good environment in which to launch John Hancock V.A. Special Opportunities Fund on January 2, 1998. Mid-cap stocks were attractively priced after lagging the market, and as we began initiating positions in January, stocks were tumbling in reaction to Asian fears. That helped us buy low and participate fully in the subsequent rally. From inception through June 30, 1998, the Fund posted a total return of 14.00% at net asset value, compared to the 13.40% return of the average variable annuity mid-cap fund, according to Lipper Analytical Services, Inc.

Strategy and sector choices

The Fund seeks long-term capital appreciation by investing in stocks within industry sectors that we believe have the potential for above-average earnings growth. Under normal circumstances, at least 75% of the Fund will be invested in five or fewer sectors. Within these sectors, the Fund targets predominately mid-sized companies with market capitalizations between $750 million and $6 billion that offer solid earnings prospects. In considering our sectors, we generally view the top three groups as longer-term areas of concentration, although individual stocks within those sectors will change depending on specific company fundamentals and stock valuations. The other two sectors could rotate more frequently, depending on market and economic dynamics.

   To date, we have established our three largest concentrations in the financial, technology and

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. EMC Corp. 1.9%
2. NEXTLINK Communications 1.6%
3. Unisys 1.6%
4. Keane 1.6%
5. Cambridge Technology Partners 1.6%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Barbara Friedman, Ben Hock, Lisa Welch and John Golden.]
--------------------------------------------------------------------------------

================================================================================

                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From January 2, 1998 to June 30, 1998." The chart is scaled in increments of 5% with the 15% at the top and 0% at the bottom. The first represents the 14.00% total return for John Hancock V.A. Special Opportunities Fund. The second represents the 13.40% total return for Average variable annuity mid-cap fund. A footnote at the bottom reads: The total return for John Hancock V.A. Special Opportunity Fund is at net asset value with all distributions reinvested. The average variable annuity mid-cap fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

health-care sectors. Together they accounted for more than 65% of the Fund's net assets. We also focused to a lesser degree on retail and consumer cyclical stocks, mainly media companies. Across the Fund, we also kept our sights on domestically oriented stocks that were less vulnerable to Asia's economic slowdown.

Technology, financials, healthcare

By the end of June, technology was our largest sector, at 31% of net assets. We focused on software companies and avoided the semiconductor and computer makers that have suffered from Asia's slowdown, a decline in personal computer demand and increased pricing pressures. Conversely, software companies continued to benefit from companies' use of technology software to realize productivity gains and cost savings. Among our top performers were EMC Corp., a leading computer storage company and Keane, Inc., a software company helping corporations deal with year 2000 compliance issues.

   In the financial sector, at 22% of the Fund, we had a diverse array of stocks, including regional banks, insurance companies --both life and property and casualty -- and financial service companies. We believe the ongoing industry consolidation bodes well for this sector. Financial stocks lagged the market in the last six months, taking a breather after a strong year-end run-up and a lack of takeover activity in the mid-cap arena. But we had a few good performers, such as Bermuda-based insurer Mid Ocean that was acquired by another company. A disappointment was Selective Insurance Group, which has yet to gain market recognition.

   Health-care stocks, at 13% of the portfolio, did particularly well. This sector has strong prospects, given that health-care spending will most likely rise as baby boomers age. Here, too, we held a broadly diverse basket of stocks, including pharmaceuticals, hospital companies, vitamin manufacturers and nursing home companies. One of our top choices was Mylan Laboratories, a generic drug company whose earnings are reflecting the rise in generic drug prices. Its stock price has risen by 50% since we bought it.

A look ahead

We are encouraged by the prospects for mid-cap stocks. Their earnings outlook is better than that of the large-cap universe, where stock prices have risen to expensive levels. At the same time, mid-cap stocks remain attractively valued, selling at a modest discount to the broader market. In our view, that combination represents a compelling scenario bound to attract investors' attention eventually. No matter what the market does next, we will continue to look for solid companies that have the potential to generate strong and consistent earnings growth.

"...mid-cap stocks remain attractively valued..."

--------------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.

================================================================================

                  JOHN HANCOCK V.A. SPECIAL OPPORTUNITIES FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (1/2/98)
                                                    --------
Cumulative Total Return                               14.00%
Average Annual Total Return(1)                        14.00%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 12.49%.
(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Special Opportunities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Special Opportunities Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $14,446 as of June 30, 1998. The second line represents the value of the Russell Midcap Growth Index and is equal to $13,784 as of June 30, 1998. The third line represents the value of a hypothetical $10,000 investment made in the V.A. Special Opportunities Fund on January 2, 1998, before sales charge, and is equal to $11,400 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                   BY BENJAMIN A. HOCK, JR., PORTFOLIO MANAGER

                                  John Hancock
                                V.A. Growth Fund

                Market advances, with strong first quarter gains
                            and second quarter strife


Recently, Benjamin A. Hock, Jr. assumed leadership of John Hancock V.A. Growth Fund's management team. Mr. Hock, a senior vice president at John Hancock Funds since 1994, has more than 24 years of experience in the investment business.

The stock market kept marching forward over the last six months, again reaching record highs. The real strides, however, took place mostly in the first quarter of 1998 in a relief rally that occurred after Asia's ills did not slow the economy down, as many feared it would. But Asian concerns permeated the second quarter, and the market moved mostly backward or in side steps instead of its earlier giant steps. In this period, the market consolidated its first quarter gains and analysts revised down corporate earnings estimates. Volatility increased as the dollar strengthened and the Japanese yen plummeted, rekindling worries that Asia's financial turmoil would indeed slow the U.S. economy and corporate profits in the second half of the year. Despite the market's fluctuations, the broad market as measured by the Standard & Poor's 500 Stock Index returned 17.71%, including reinvested dividends, through June.

   For the six months ended June 30, 1998, John Hancock V.A. Growth Fund posted a total return of 12.49% at net asset value, compared to the 16.23% return of the average variable annuity growth fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 21. We attribute the Fund's underperformance to its higher-than-average small-cap stock weighting. By the period's end, we had decreased the number of small-cap stocks in the Fund and increased its average capitalization. But having had small-cap exposure hurt us in the period, because these companies significantly lagged their larger brethren.

Three key sectors pay off

Over the last six months, the Fund maintained concentrations in three broad areas: consumer stocks, drug and technology companies, which together accounted for more than 60% of the Fund's net assets. In hindsight, the Fund would have benefited from an even bigger weighting in these

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Cisco Systems 3.4%
2. Microsoft 3.2%
3. American Express 3.2%
4. Schering-Plough 3.1%
5. General Electric 3.0%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

"...concentrations in three broad areas: consumer stocks, drug and technology companies..."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Lisa welch, Ben Hock, John Golden and Linda Miller.]
--------------------------------------------------------------------------------

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

"In this volatile environment, the winners and losers are more likely than ever to part company."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 12.49% total return for John Hancock V.A. Growth Fund. The second represents the 16.23% total return for Average variable annuity growth fund. A footnote at the bottom reads: The total return for John Hancock V.A. Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

sectors. Consumer stocks such as Coca-Cola, PepsiCo., Gillette and Colgate-Palmolive, as well as retail holdings like department store Dayton Hudson, rode the crest of the strong U.S. economy, historically low unemployment and the rise in personal income. Steady consumer buying habits and declining commodity costs have also helped our food stocks, including Suiza and new additions Quaker Oats and Flowers Industries. After lagging the market for a long period, their valuations were also very attractive.

   The large drug companies, such as Merck and Schering-Plough, continued to see their fortunes boosted by an ongoing wave of new product offerings. In addition to their solid potential for steady earnings growth, these two sectors helped shelter the Fund from Asian fallout, since our consumer stocks are domestically oriented and the major drug companies derive much more of their revenues from the U.S. and Europe than they do from Asia. This focus helped the Fund, especially in the last two months of the period, both avoid major blowups and benefit from these sectors' gains.

   We kept our technology sights on software companies, avoiding the personal computer makers and semiconductor companies that are more vulnerable to the slowing demand for personal computers, pricing pressures from the sub-$1,000 personal computer market and the slowdown in Asia. By contrast, the demand keeps growing for software technology to help companies increase their productivity. Companies such as Cisco Systems, an important player in the world of networking; and Computer Sciences, an information technology consultant and systems integration specialist, have done well.

Outlook

We remain optimistic about the prospects for the economy, corporate profits and the stock market this year. The economy shows signs of continued growth, even if it does so at a slower rate as Asia's slowdown rubs off. Inflation shows no signs of emerging from hibernation and we believe it will remain that way. Within this positive context, however, we inject a note of caution. In this volatile environment, the winners and losers are more likely than ever to part company. We will keep our focus sharp and our hand selective in our choices both of individual stocks and sectors.

================================================================================

                          JOHN HANCOCK V.A. GROWTH FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   28.27%     20.70%
Average Annual Total Returns(1)            28.27%     10.79%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 27.37% and 9.24%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. Growth Fund, before sales charge, and is equal to $12,070 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Growth and Income Fund

                    Led by large-company stocks, U.S. market
                        gets off to strong start in 1998

"Among the Fund's top contributors to performance were technology stocks."

Falling interest rates, continued low inflation, and a healthy economy added up to a near-perfect environment that sent stocks soaring in the first quarter of 1998. With Southeast Asia's financial problems causing few problems for U.S. companies, investors were optimistic. But volatility increased in the second quarter, as several companies announced weaker-than-expected earnings forecasts. Skittish investors once again headed for the safety of large-company stocks with predictable earnings growth. For the rest of the period, stocks moved sideways. But gains made early on were enough to push the Standard & Poor's 500 Stock Index -- a broad measure of market performance -- to a 17.71% return for the first half of the year.

Value strategy pays off

John Hancock V.A. Growth & Income Fund, which opened on January 2, 1998, also got off to a good start. A focus on large-company stocks helped the Fund deliver a 15.09% return, at net asset value, from inception through June 30, 1998. This was ahead of the average variable annuity growth and income fund, which returned 12.26% for the same period, according to Lipper Analytical Services, Inc.

   The key to these results was our disciplined value strategy. In managing the Fund, we look for companies that are poised to post impressive earnings, whose stocks are selling for less than we think they're worth. We particularly like stocks with substantial and sustainable cash flow that have the potential for a catalyst that would unleash the stock's full potential. Our focus is on stocks with outstanding shares worth more than $1 billion that we can hold for long-term appreciation. During the Fund's first six months of operation, new assets came in quickly. Our discrimination and long-term focus meant we had higher cash levels than normal throughout the period. While this lowered risk, it also held back performance somewhat. But our stock picks helped us make up ground, allowing us to outperform our peers for the six-month period.

Technology and insurance lead

Among the Fund's top contributors to performance were technology stocks. We focused pri-

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Triton Energy Ltd. 5.7%
2. KLM Royal Dutch Airlines 5.3%
3. Washington Post Co. 4.8%
4. Camco International 4.7%
5. Niagara Mohawk Power Corp. 4.5%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Tim Keefe, Tim Quinlisk and Lisa Welch.]
--------------------------------------------------------------------------------

================================================================================

                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From January 2, 1998 to June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 15.09% total return for John Hancock V.A. Growth and Income Fund. The second represents the 12.26% total return for Average variable annuity growth and income fund. A footnote at the bottom reads:
The total return for John Hancock V.A. Growth and Income Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

marily on software and service companies, avoiding hardware companies that faced problems related to Southeast Asia's turmoil. One of our larger investments was Electronic Data Systems (EDS), a leading provider of outsourced technology services. We bought the stock when it was down because of short-term problems with its largest client. The stock bounced back as the other 75% of its business continued to hit on all cylinders. Galileo International, another large position, is a leader in computer airline reservation systems. Fears that Southeast Asia's troubles would result in fewer bookings temporarily hurt the stock price. When this never happened, the stock took off.

   Insurance stocks -- 17% of the Fund's net assets -- also did well for us. We focused on strong companies whose stock prices were unfairly hurt by weak pricing in the industry. Among them were Executive Risk, a specialty insurer that was spun off from Aetna; Mercury General, a low-cost provider of auto insurance; and Ace Ltd., a Bermuda-based reinsurer.

   Energy stocks turned in disappointing results. However, historically low valuations -- stock prices relative to earnings and other measures -- along with the prospect of rising oil prices made the sector attractive from a buying perspective. We chose companies like Triton Energy Ltd., our number one stock holding. Triton is an exploration and production company with two major discovery fields in emerging-market countries. Both emerging-market fears and the rapid drop in oil prices have hurt the stock's price. But we're optimistic that investors will recognize the stock's true worth now that the company's assets are up for sale.

More volatility ahead

We expect the market to remain choppy for the rest of 1998. Business conditions are becoming more challenging, as price competition stiffens and Asia's problems spread. And earnings growth -- while still strong -- is not as good as it has been. With the market near all-time highs, investors are quickly punishing the stocks of companies that fail to meet earnings expectations. Fortunately, increased volatility benefits bargain hunters. Short-term events and industry-wide problems can easily cloud the outlook for companies with great prospects. But this gives us a chance to acquire these companies at compelling valuations. Especially in times of heightened uncertainty, we believe our disciplined value-oriented strategy will help provide shareholders with above-average returns at below-average risk.

"Fortunately, increased volatility benefits bargain hunters."

================================================================================

                    JOHN HANCOCK V.A. GROWTH AND INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (1/2/98)
                                                    --------
Cumulative Total Return                               15.09%
Average Annual Total Return(1)                        15.09%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 14.76%.
(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Growth and Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Growth and Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on January 2, 1998, and is equal to $14,446 as of June 30, 1998. The second line represents the value of the V.A. Growth and Income Fund, before sales charge, and is equal to $11,509 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

            BY STEPHEN LANZENDORF, FOR THE PORTFOLIO MANAGEMENT TEAM

                         John Hancock V.A. Independence
                                  Equity Fund

  Stocks surge forward in the first quarter, stall in the second on Asian fears

The same positive forces that have propelled the stock market for the last several years remained at work over the last six months. The U.S. economy grew more strongly than expected, calming investors' concerns about Asia, at least in the first quarter. Interest rates were stable and inflation was non-existent. However, the last two months of the period proved to be more challenging. Asian financial markets had once again become shaky, and U.S. companies with exposure to Asia began to report disappointing earnings. Between mid-May and mid-June, the major market indexes fell by 4% to 7%, then rallied briefly to end the second quarter with only slight advances.

   The first quarter rally, however, enabled the Standard & Poor's 500 Stock Index to return 17.71% in the last six months, including reinvested dividends, a performance many did not expect for the entire year. John Hancock V.A. Independence Equity Fund participated fully in the market's advance. In addition to strong stock selection, the Fund was helped by the fact that the S&P 500 outperformed the Dow Jones Industrial Average, which returned 14.13%. Although investors still favored large-capitalization stocks, the better relative performance by the S&P indicated some broadening of investor preferences that benefited the Fund's diversified holdings.

   For the six months ended June 30, 1998, the Fund posted a total return of 19.86% at net asset value, outpacing both the S&P and the 12.26% return of the average variable annuity growth and income fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 27.

Consumer stocks pay off

The Fund's objectives of growth and income continued to be well served by its disciplined investment strategy, combining in-depth fundamental analysis with computer modeling to identify companies with improving fundamentals and inexpensive stock prices. Many consumer-related companies met these criteria in the first half of 1998, just as consumer confidence was high. Auto manufacturers Ford and Chrysler were strong contributors to Fund performance, as were apparel companies like Tommy Hilfiger and Jones Apparel. Specialty retailers like Home Depot, Staples and Lowe's benefited not only from strong consumer spending,

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Procter & Gamble 3.5%
2. Microsoft 2.7%
3. General Electric 2.6%
4. United Technologies 2.3%
5. Travelers Group 2.2%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

High consumer confidence boosted consumer-related stocks.


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members (l-r): Coreen Kraysler, David Canavan, Jane Shigley, Jeff Saef and Stephen Lanzendorf.]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

"...we expect the trend of broader participation in market rallies to continue..."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 19.86% total return for John Hancock V.A. Independence Equity Fund. The second represents the 12.26% total return for Average variable annuity growth and income fund. A footnote at the bottom reads:
The total return for John Hancock V.A. Independence Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

but also from the fact that their revenues are derived mainly in the United States.

   In the technology area, we were able to avoid some of the semiconductor and other computer hardware companies that might be hurt by the slowdown in Asia. Instead, we owned software companies like Lucent Technologies, which has maintained a strong market position in a very competitive environment.

   Finally, many of our financial stocks performed well, buoyed by industry consolidation, including the recently announced mega-merger of Travelers and Citicorp., both Fund holdings. Other strong performers included merger candidate General Re, as well as Morgan Stanley, Dean
Witter, Discover.

Energy, chemicals disappoint

The Fund's performance was hurt by our energy investments in such stocks as Arco, which we sold during the period, and Phillips Petroleum, because of weak crude oil prices. The chemical industry also suffered from weak commodity prices. Our interest in the sector was limited to specialty chemical companies, such as Air Products & Chemicals, which performed well relative to other stocks in the industry, but was disappointing on an absolute basis.

   Regulatory uncertainty clouded the prospects of many telecommunications companies, including AT&T. Its recently announced merger got a lukewarm reception and weakened its stock, because it was unclear how quickly regulators would allow the company to implement its plans to enter the local telephone service markets.

Outlook

We believe the stock market can continue to do well if the economy continues to grow and interest rates and inflation stay roughly at current levels. That said, we expect to see more companies announce lower-than-expected results for the third quarter and therefore believe it's still too early to buy companies with significant exposure to Asia. However, the more domestically oriented sectors that did well in the first half of the year, such as healthcare, specialty retailing and financial services, should continue that trend in the second half. We're watching the energy sector. If, as we suspect, the weakness in energy prices is only temporary, energy stocks might be reaching attractive levels.

   Finally, we expect the trend of broader participation in market rallies to continue, as investors recognize the discrepancy in value between smaller and mid-sized company stocks and the leading large-company names. This scenario would be favorable for broadly diversified portfolios like John Hancock V.A. Independence Equity Fund. Regardless of the market's moves, we will stay focused on companies whose stock prices are attractive and whose business prospects are improving.

================================================================================

                   JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   34.71%     75.08%
Average Annual Total Returns(1)            34.71%     35.68%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 34.34% and 34.70%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Independence Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Independence Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. Independence Equity Fund, before sales charge, and is equal to $17,508 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

        BY JOHN F. SNYDER, III, AND BARRY EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                          V.A. Sovereign Investors Fund

                With difficulty, market moves up on the strength
                           of a narrow group of stocks

"It's particularly important to own strong companies in the current economic environment."

The first half of the year has been challenging for both the economy and the investment markets due to political and economic unrest in Asia, the recession and corrupt business practices in Japan and Russia, and price deflation for many commodities. On the positive side, however, high U.S. employment levels and strong wage growth have driven consumer confidence to high levels.

   Despite the volatility, the equity market has provided strong returns for investors. Since the start of the year, the Standard & Poor's 500 Stock Index has gained 17.71%. The market's strong upward trend, however, has not been driven by the broad market, but instead by a narrow group of stocks. Technology stocks, in particular, have been one of the market's strongest sectors, rebounding sharply after their dismal fourth-quarter performance. Dell Computer, for example, is up 120%, Apple Computer, 119%, Lucent Technologies, 108% and Unisys, 104%.

Performance review

John Hancock V.A. Sovereign Investors Fund turned in solid returns during the first half of 1998. However, the Fund's performance trailed the average variable annuity equity income fund, primarily because we own almost no technology stocks, unlike many of our peers. It's not that we don't like technology stocks, they simply don't meet our primary investment criterion. The Fund focuses on companies with a long record of increasing their dividends, and most technology stocks simply don't meet this criterion.

   For the six months ended June 30, 1998, John Hancock V.A. Sovereign Investors Fund returned 8.43% at net asset value, compared to the 10.64% return of the average variable annuity equity income fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 30.

Focus on industry leaders

Companies that make up the "dividend performers" universe share one common characteristic: they dominate the markets in which they compete. As the economy slows, it will become more difficult for companies with poor fundamentals to show attractive sales and earnings growth. Conversely, these dominant companies will be

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. Dayton Hudson 2.9%
2. Unum 2.9%
3. Masco 2.7%
4. Ameritech 2.5%
5. Pentair 2.4%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - V.A. Sovereign Investors Fund management team members (l-r):.John Snyder, Barry Evans and Jere Estes.]
--------------------------------------------------------------------------------

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 15% at the top and 0% at the bottom. The first represents the 8.43% total return for John Hancock V.A. Sovereign Investors Fund. The second represents the 10.64% total return for Average variable annuity equity income fund. A footnote at the bottom reads: The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

able to take market share, control industry pricing, expand into new markets, acquire new lines of business, develop new products and services, and grow earnings faster than their industry cohorts. It's particularly important to own strong companies in the current economic environment. Below are examples of companies that we believe will be the winners in a slowing economy.

   Home Depot is the world's largest home-improvement retailer and is among the top 10 retailers in the United States Home Depot's dominance is obvious when compared to its nearest competitor, which had less than half of Home Depot's sales in 1997. Even with such a dominant market position, Home Depot's market share is only approximately 25% of the domestic do-it-yourself market, providing significant growth opportunities.

   Interpublic Group is the second largest advertising holding company worldwide. In addition to owning premier ad agencies like McCann-Erickson, Interpublic has branched out into non-traditional businesses like direct marketing, public relations and sports marketing. The U.S. advertising industry is in the midst of a long expansion, and growth in Europe is also picking up. Interpublic has achieved an impressive acceleration of new business wins over the past three years and has grown earnings 14% annually over the past five years.

Outlook

With the market flirting with new highs, it does not take much courage to predict that the upward spiral will continue for a while. The economy has been stronger than expected and so has the flow of funds into stocks from both domestic and foreign sources. Inflation has been -- and will continue to be -- benign. However, we do believe that the strong economic underpinnings that provided good corporate earnings last year are disappearing. If this is the case, the market expansion will not be able to continue. Valuations are already extended in a number of areas, including those companies that have been driving the S&P 500 and Nasdaq indexes.

   The reasons for benign inflation are the very same reasons for our concern about corporate profits in the second half of the year. Global competition has taken almost all of the power to set prices away from corporations and given it to the consumer. Therefore, growth in corporate profits will have to come from increased efficiencies. This suggests substantially slower profit growth.

   We continue to believe that this is the sweet spot of the economic cycle for the stable growth companies. As corporate earnings growth abates, the economy is likely to show signs of slowing in the second half of 1998. We believe companies that historically have been able to grow their earnings consistently -- that is, "dividend performers" -- will be able to do so through an economic slowdown.

"...this is the sweet spot of the economic cycle for the stable growth companies."

================================================================================

                   JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
Cumulative Total Returns                   21.73%     50.81%
Average Annual Total Returns(1)            21.73%     25.08%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 21.57% and 24.37%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. Sovereign Investors Fund, before sales charge, and is equal to $15,081 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                  BY BARRY EVANS, CFA, AND ROGER HAMILTON, CFA,
                          FOR THE RISK MANAGEMENT GROUP

                                  John Hancock
                               V.A. 500 Index Fund

                Index posts strong returns, stocks uneven returns

The S&P 500 Index -- a broad measure of the stock market's performance -- did extremely well during the first half of 1998, posting a 17.71% gain, including reinvested dividends. In a repeat of 1997, the environment for S&P 500 stocks was quite favorable. Inflation remained low, interest rates drifted lower and the U.S. economy showed impressive resilience in the face of Asian economic turmoil. In fact, it was a surprise to many observers that the Asian fallout turned out to be beneficial, rather than harmful, for a handful of stocks that make up the S&P 500 Index. Investors worried that a slowdown in the Far East would translate into slower economic growth here at home and slower corporate earnings. Despite recent evidence that earnings have slowed somewhat, global investors fleeing overseas stocks increasingly sought out the large, well-known S&P 500 names in what amounted to a classic "flight to quality." However, there was a widening gap between the handful of stocks reaping fat rewards --such as the most liquid, recognizable companies -- and those left behind in a narrowing market. The companies comprising the largest 10% by market value rose nearly 26% during the first half, while the remainder gained just 9.5%.

Performance and strategy review

For the six months that ended June 30, 1998, John Hancock V.A. 500 Index Fund had a total return of 17.59% at net asset value. By comparison, the average variable annuity S&P 500 Index objective fund had a total return of 17.42%, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 33.

   Our goal is to have the Fund's holdings closely track that of the S&P 500 Index, and minimize transaction costs -- the costs associated with buying and selling shares of stock. Shareholders may recall that the Fund's small size prevented us from buying all 500 stocks contained in the Index in the early months of its existence last year. To do so would have burdened the Fund with fairly high transaction costs, potentially curtailing its performance.

   By January 1998, however, the Fund had grown enough to invest efficiently in all 500 component stocks. This more complete basket of stocks meant that the Fund's performance more closely tracked the S&P 500 Index over the past six months.

--------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

1. General Electric 2.9%
2. Microsoft 2.6%
3. Coca-Cola 2.0%
4. Exxon 1.7%
5. Merck 1.5%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------


"...several computer makers were at the top of the leader board."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Barry Evans (l) and Roger Hamilton (r).]
--------------------------------------------------------------------------------

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

"Our long-term outlook for S&P 500 stocks is fairly optimistic."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 5% with the 20% at the top and 0% at the bottom. The first represents the 17.59% total return for John Hancock V.A. 500 Index Fund. The second represents the 17.42% total return for Average variable annuity S&P 500 Index objective fund. A footnote at the bottom reads: The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

Although there are almost daily changes in the Index's composition, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum. When money comes into the Fund that cannot immediately be deployed into the S&P 500 components in a cost-effective manner, we buy S&P 500 Stock Index futures. These securities serve as a proxy for stocks in the Index and allow us to participate in the Index's performance without the transaction costs that would be incurred in buying individual stocks.

S&P winners, losers

Despite slowing demand for computers worldwide, several computer makers were at the top of the leader board. Dell Computer's stock price surged more than 120% in the first half of 1998, thanks to fast-growing market share gains. A close second was Apple Computer stock, which saw a 119% rebound after suffering a miserable 1997. The rising demand for communications equipment helped boost the number three and five best performers, Lucent Technologies and Ascend Communications. Rounding out the top 10 were Unisys in fourth place, with Beneficial, Ford Motor, Gap, Providian Financial and Lowe's in the sixth through tenth places. The biggest disappointment during the period was National Semiconductor, which fell almost 50% as a worldwide inventory glut of semiconductor chips kept a lid on demand. Another bad performer was Cendant, which was down roughly 40% due in large part to questions about accounting practices.

Outlook

Our long-term outlook for S&P 500 stocks is fairly optimistic. We expect interest rates and inflation -- which have been primary ingredients in the recent bull market -- to remain low. In addition, we believe that baby boomers will continue to invest money in the market as they prepare for their retirements. But we wouldn't rule out the chance of a more near-term stock market correction. It's been a rather long time since we've had one, and history shows that market corrections do tend to occur with some regularity. As for the Fund, we'll continue to seek to closely track the performance of the S&P 500 Index -- whether it posts further gains, remains flat or experiences losses.

================================================================================

                        JOHN HANCOCK V.A. 500 INDEX FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   28.97%     69.78%
Average Annual Total Returns(1)            28.97%     33.43%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 28.72% and 33.10%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index--an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Line chart with the heading V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the S&P 500 Stock Index on August 29, 1996, and is equal to $18,341 as of June 30, 1998. The second line represents the value of the V.A. 500 Index Fund, before sales charge, and is equal to $16,978 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. Sovereign Bond Fund

                Pockets of uncertainty challenge the bond market,
                          but bonds still gain ground

"...we steered the Fund toward a more defensive orientation..."

   Investing in fixed-income securities presented some interesting challenges during the past six months. At a quick glance, the investment environment for bonds seemed ideal. Indeed, there were many favorable factors at work on the home front -- inflation was subdued, interest rates remained low, the economy continued to grow at a healthy pace, corporate earnings were strong, job creation was high and wage inflation remained moderate.

   A closer look, however, revealed pockets of uncertainty amid frequently unsettled world markets. The ongoing economic and currency woes of many Asian nations affected bonds across the fixed-income spectrum, both positively and negatively. Emerging-market bonds around the globe were the most sensitive to the Far East's volatility, and prices plunged with each new wave of political unrest and fiscal weakness. U.S. investment-grade corporate bonds and high-yield issues also experienced spells of downward pressure. Heavy new issuance supply met at times with lackluster demand as investors grew increasingly concerned that Asia's troubles might adversely affect corporate profitability and credit quality down the road. The prices of U.S. Treasury securities soared, on the other hand, as investors worldwide flocked to the relative safety of U.S. debt. In fact, near the period's end, the yield on the bellwether 30-year Treasury bond, which moves in the opposite direction of its price, traded below 5.6% -- the lowest it had been since the mid-1970s.

   Against this backdrop, the John Hancock V.A. Sovereign Bond Fund closed the semiannual period with positive results. For the six months ended June 30, 1998, the Fund posted a total return of 4.20% at net asset value. In comparison, the average variable annuity corporate debt A-rated fund returned 3.97%, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 36.

Conservative strategies favored

Throughout the period, we steered the Fund toward a more defensive orientation in several ways. We adopted a relatively neutral duration stance, keeping the Fund's average duration -- a measure of

--------------------------------------------------------------------------------
Pie chart at the bottom left column titled "Portfolio Diversification" There are four listings. Beginning from the top right the first represents Corporate bonds 34%, the second represents U.S. government & agencies 58%, the third represents Foreign governments 1%, The fourth represents Short-term Investments & other 7%. A footnote at the bottom states "As a percentage of net assets on June 30, 1998."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. The caption reads Jim ho (seated) and Fund management team members (l-r): Lester Duke, Beverly Cleathero and Seth Robbins]
--------------------------------------------------------------------------------

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 1% with the 5% at the top and 0% at the bottom. The first represents the 4.20% total return for John Hancock V.A. Sovereign Bond Fund. The second represents the 3.97% total return for Average variable annuity corporate debt A-rated fund. A footnote at the bottom reads: The total return for John Hancock V.A. Sovereign Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

how sensitive a bond's price is to interest rate changes -- in line with its benchmark and peer group. When an opportunity presented itself, we upgraded our credit exposure on the corporate bond side, which accounted for 34% of the Fund's net assets. We also favored corporate bonds in sectors that stand to perform well regardless of economic swings, such as healthcare, utilities, media, and telecommunications. Merger and acquisition activity, deregulation, and consolidation have been the catalysts of change and opportunity in these industries. Holdings that have performed well for the Fund include Time Warner, TCI Communications -- the recent beneficiary of a merger with AT&T -- Nextel Communications, News America Holdings, Integrated Health Services, Cleveland Electric Illuminating, and Niagara Mohawk Power Corp.

   We've also lightened up on capital goods and cyclical credits, maintaining very little exposure to paper, steel, oil, and gas issues. As the period progressed, we slightly increased our emphasis on high-quality asset-backed securities, such as home equity loans, which have performed well. Our focus in the mortgage-backed securities area was on discount coupon mortgages -- those whose coupons are below current market rates -- as they tend to be relatively insulated from price swings in a declining rate environment.

Avoiding minefields

Clearly, the areas we avoided contributed to performance as much as the sectors in which we chose to invest. In-depth research played a critical role in our investment decisions and, ultimately, in how the Fund performed. For example, we had opportunistically sold most of the Fund's Asian positions late last summer when the turmoil had only just begun, leaving the Fund with very little exposure to emerging market bonds issued from the Far East as we entered fiscal 1998. Although the Fund was not immune to the effects of the currency debacle, we were able to sidestep much of the troubled debt. While the Fund's small investment in Latin American bonds has come under pressure in sympathy with Asian bonds, our research suggests that these portfolio holdings are well positioned to fully recover once investors' fears dissipate.

Outlook

As we enter the second half of fiscal 1998, we are upbeat about the prospects for fixed-income securities. The crisis in Asia may begin to put a drag on the domestic economy if exports begin to slow, and this, combined with a strong U.S. dollar, should help keep inflation low -- always a positive for bond investors. In fact, we would not be surprised if the Federal Reserve Board moves to cut short-term rates some time later this year, should the U.S. economy slow and require stimulation. Given such a possibility, we expect to maintain a duration-neutral strategy. The wild card continues to be the emerging markets and how their performance may influence that of domestic investment-grade corporate and high-yield bonds.

"...we are upbeat about the prospects for fixed-income securities."

================================================================================

                      JOHN HANCOCK V.A. SOVEREIGN BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   10.82%     18.92%
Average Annual Total Returns(1)            10.82%      9.90%

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. Sovereign Bond Fund                 5.46%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 9.54% and 8.09%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index--an unmanaged index that mirrors the investment objectives and characteristics of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Sovereign Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the V.A. Sovereign Bond Fund, before sales charge on August 29, 1996, and is equal to $11,892 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Lehman Brothers Corporate Bond Index and is equal to $11,762 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                    BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

                                  John Hancock
                           V.A. Strategic Income Fund

           Muted inflation and lower interest rates spur global bonds

U.S. bonds of many types outpaced the global markets during the first six months of this year. The U.S. Treasury bond market was one of the world's top performers, thanks in part to low inflation, falling interest rates and strong demand, as investors increasingly sought them out as a safe haven against deepening economic problems in Asia. High-yield U.S. corporate bonds also enjoyed decent success, propelled by low interest rates, a healthy domestic economy and reasonably healthy corporate earnings. What's more, the demand for domestic high-yield corporates remained fairly strong even as supply grew to near-record levels. The period was witness to a historic development when 11 countries united to form the European Monetary Union (EMU) and a unified European currency -- the euro. And despite concerns to the contrary, EMU proved to be a positive for many European bonds. At the other end of the spectrum was emerging-market debt. As the Asian crisis deepened, money fled not only from the Pacific Rim bond markets, but from all emerging markets, whether linked to Asia or not.

Performance and strategy review

For the six months ended June 30, 1998, John Hancock V.A. Strategic Income Fund posted a total return of 4.61% at net asset value, surpassing the 3.58% return of the average variable annuity general bond fund, according to Lipper Analytical Services, Inc. For historical performance information, please see page 39.

   Our relatively large stake in high-yield corporate bonds was the main reason for our outperformance. In particular, Nextel Communications, a cellular/paging/dispatch company, and Casino America were among our biggest winners. Despite carrying the burden of being issued in an emerging market, Colombian cellular company Comunicacion Celular posted strong gains thanks to huge demand for its products and services. On the flip side, Goss Graphic Systems bonds suffered losses, despite having a record-breaking backlog for its products, when the company closed its French operations. Because we believe that U.S. economic growth could slow in the second half of the year, we've somewhat reduced our stake in high-yield U.S. corporate bonds. In particular, we've sold or pared back our holdings in lower-quality companies that we think may suffer declining profits during an economic downswing.

--------------------------------------------------------------------------------
TOP FIVE BOND SECTORS

1. Telecommunications 29%
2. U.S. government 20%
3. Media 8%
4. Foreign governments 7%
5. Leisure 5%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

"Our relatively large stake in high-yield corporate bonds was the main reason for our outperformance."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Lee Crockett, Roger Hamilton, Ted Hines and Carolee Bongiovi. Seated (l-r)- Beverly Cleathero and Fred Cavanaugh.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 1% with the 5% at the top and 0% at the bottom. The first represents the 4.61% total return for John Hancock V.A. Strategic Income Fund. The second represents the 3.58% total return for Average variable annuity general bond fund. A footnote at the bottom reads: The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

   Another positive for the Fund's performance was our small stake in emerging-market debt. While we didn't dodge all the pain these markets suffered, we did sidestep a fair amount of the price decline that came this year. We've eliminated our stake in Brazilian bonds because inflation there is quite high and there's a lot of uncertainty surrounding the upcoming presidential election. We did, however, maintain our holdings in Argentina and Mexico, which have reasonable economic growth and manageable inflation rates. As a result of our sales of high-yield corporate bonds, our stake in U.S. Treasuries -- where we deployed the proceeds from the sales -- rose to 20% at the end of the period, up from 14% six months ago.

   Unfortunately, our stake in Western European bonds was limited primarily to those issued in the United Kingdom. While we saw strong gains from both corporate and government bonds there, the real action was in EMU countries. As they cut their deficits and lowered interest rates to meet the conditions of the monetary union, the prices of bonds in France, Spain and other member countries posted strong gains. With only one German bond in the portfolio, we missed most of the action there.

Outlook

In our view, the financial crisis in Asia will continue to plague the emerging markets. Although emerging-market bond prices have fallen dramatically, we don't yet see many compelling values arising in either Southeast Asia or Latin America. Until we do, we'll likely keep our emerging-market holdings at a low level. We also believe that continued weakness in Asia will ultimately mute economic growth in the U.S., although we feel that a recession is unlikely. Slower economic growth here at home will probably mean that inflation will stay in check. If a weaker-than-expected U.S. economy does materialize, the demand for high-yield corporate debt will most likely slow. In that event, we'll probably reduce our stake in high-yield U.S. corporate bonds in favor of further increasing our stake in U.S. Treasury securities.

"...continued weakness in Asia will ultimately mute economic growth in the U.S..."

================================================================================

                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   10.50%     24.44%
Average Annual Total Returns(1)            10.50%     12.65%

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. Strategic Income Fund               8.01%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been10.20% and 12.07%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index--an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

--------------------------------------------------------------------------------
Line chart with the heading V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. Strategic Income Fund, before sales charge, and is equal to $12,444 as of June 30, 1998. The second line represents the value of the Lehman Government/Corporate Bond Index on August 29, 1996, and is equal to $11,963 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

                 BY ARTHUR CALAVRITINOS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                            V.A. High Yield Bond Fund

                High-yield bonds advance in a volatile six months

"...we began establishing positions across many industries..."

High-yield bonds rode a roller coaster over the last six months, but ended the period posting decent gains. Driving the ups and downs were the Asia currency and financial woes that began hitting world markets late last year. As 1998 began, investors were just calming down from their year-end jitters, and high-yield bonds were boosted in February and March by the robust U.S. economy and tame inflation. With interest rates staying low, and even falling, demand for high-yield bonds grew as investors sought higher levels of current income. But high-yield bonds, both foreign and domestic, came under pressure again in May and June. Asian uncertainties grew, marked by a change in government in Indonesia and the falling Japanese yen, and Russia emerged as another currency and economic weak point. With all the turmoil, investors preferred the safe-haven status of U.S. Treasury bonds. Despite the turbulence, high-yield bonds returned 4.50% during the period, as measured by the Lehman Brothers High-Yield Bond Index.

   Into this volatile environment, which is often typical in this higher-risk sector of the bond market, John Hancock V.A. High Yield Bond Fund was launched on January 2, 1998. From inception through June 30, 1998, the Fund posted a total return of 1.94% at net asset value, compared to the average variable annuity high current yield fund's 4.58% return, according to Lipper Analytical Services, Inc. The Fund's lag can be attributed to higher-than-usual levels of cash during these early months in the life of the Fund.

Strategy

The Fund seeks a high level of current income and a competitive total return by investing in companies across the broad high-yield bond market. We look for companies whose business prospects make them worth the extra risk we're taking. High-yield companies pay investors a greater yield to compensate for the added risk of buying bonds rated below investment grade (BB or lower). These companies receive a lower rating because they are considered more likely to encounter difficulties servicing their debt.

   We take a value-based approach to investing, preferring to buy companies at times when their bonds are relatively underpriced. We emphasize companies with real assets and solid earnings potential. We also look for companies and industries where there

--------------------------------------------------------------------------------
TOP FIVE SECURITIES

1. P&L Coal Holdings 3.4%
2. Waste Systems International 3.4%
3. Gaylord Container Corp. 3.2%
4. Abitibi-Consolidated 2.7%
5. Nextel Communications 2.6%

As a percentage of net assets on June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Caption reads - Fund management team members. Standing (l-r): Janet Clay, Fred Cavanaugh, Jamie Kellogg and Lester Duke. Seated (l-r)- Geoff Plume and Arthur Calavritinos.]
--------------------------------------------------------------------------------

================================================================================

                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "From January 2, 1998 to June 30, 1998." The chart is scaled in increments of 1% with the 5% at the top and 0% at the bottom. The first represents the 1.94% total return for John Hancock V.A. High Yield Bond Fund. The second represents the 4.58% total return for Average variable annuity high current yield fund. A footnote at the bottom reads: The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper Analytical Services, Inc."]
--------------------------------------------------------------------------------

are catalysts at work to help unlock potential, such as mergers and industry consolidation. Our strength lies in our rigorous fundamental research and our in-depth knowledge of the industries in which our companies operate. Sometimes, that leads us to companies that do not issue high-yield bonds, at which point we may selectively choose to take advantage of the Fund's ability to own stock.

   During the Fund's first six months, we began establishing positions across many industries, including telecommunications, steel, gaming and airlines. An example of our strategy at work is in our paper holdings, where we believe in the long-term potential of the group. There, we've focused on two areas: the world-class, low-cost pulp producers such as Indonesian producer Asia Pulp & Paper, (APP International Finance) and companies with niche paper products, such as Repap New Brunswick, a producer of lightweight coated paper for magazines. It has just the profile we look for: great tangible assets, solid niche positions, the potential for mergers and acquisitions and increasing cash flow. Another niche market with perhaps the most attractive fundamentals is newsprint -- a consolidating industry with no new source of supply. As a result, companies such as Abitibi-Consolidated have tremendous pricing power. Indeed, shortly after the period ended, Abitibi announced a strategic alliance with a South Korean newsprint company that should further enhance its position.

Outlook

We are keeping our outlook cautious for high-yield bonds. We remain encouraged by the prospects of strong demand for high-yield bonds and by the vibrant U.S economy. Yet the horizon is not without its potential storm clouds. More high-yield companies are missing their earnings targets and there has been an uptick in defaults, albeit off a very low base. We're also monitoring the impact of Asia on the U.S. economy this year. In this environment, we will continue to search for solid companies that we can buy at attractive prices and hold, with an eye toward both high current income and appreciation potential.

"We are keeping our outlook cautious for high-yield bonds."


--------------------------------------------------------------------------------
See the Fund's prospectus for a detailed discussion of the risks of investing in high-yield bonds.

================================================================================

                     JOHN HANCOCK V.A. HIGH YIELD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                                    INCEPTION
                                                    (1/2/98)
                                                    --------
Cumulative Total Return                               1.94%
Average Annual Total Return(1)                        1.94%(2)

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. High Yield Bond Fund                9.64%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been 1.69%.
(2) Not annualized.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index--an unmanaged index of fixed-income securities that are similar, but not identical to the bonds in the Fund's portfolio. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Line chart with the heading V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the Lehman Brothers High Yield Bond Index and is equal to $13,005 as of June 30, 1998. The second line represents the value of the V.A. High Yield Bond Fund, before sales charge on January 2, 1998, and is equal to $10,194 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

        BY LAWRENCE J. DALY AND ANTHONY A. GOODCHILD, PORTFOLIO MANAGERS

                                  John Hancock
                              V.A. World Bond Fund

     Global bonds produce mixed results in increasingly volatile environment

World bond markets turned in a mixed performance over the last six months amid heightened turbulence. Continental Europe surprised investors by gaining significant ground, even though many expected otherwise after interest rates fell significantly there last year. But with the imminence of the European Monetary Union, countries working to gain entry continued lowering rates to spur their economies. The U.S. bond market also rallied, although not to Europe's extent. U.S. Treasuries in particular reaped the benefits of the flight to quality prompted by ongoing Asian financial turmoil. Near-perfect economic conditions, including a robust economy but tame inflation, also kept U.S. bond prices and interest rates fairly stable. Emerging-market bonds everywhere had begun to rebound from their Asian tumble as the year began, but were buffeted again as the period progressed by further currency problems in Asia, Russia and South Africa.

Performance and strategy review

Against this mixed backdrop, John Hancock V.A. World Bond Fund posted a total return of 1.72% at net asset value for the six months ended June 30, 1998, slightly below the 2.31% return of the average variable annuity global income fund, according to Lipper Analytical Services, Inc. Historical performance information can be found on page 45. The Fund's underperformance was mainly because we were not invested in continental Europe when bonds there rallied in the first quarter. In addition, because the U.S. economy remained surprisingly strong, the Federal Reserve Board did not lower interest rates as we had thought it would in response to Asia. Although U.S. Treasuries -- where we had a good part of the Fund's assets -- performed well and protected us in the Asian aftermath, the European rally was greater.

   In currency terms, the Fund benefited from keeping the bulk of its assets -- 70% at the end of June -- in U.S. dollar-denominated bonds. This boosted performance as the dollar appreciated against most major currencies in a volatile time for currency markets. But we lost some ground in

--------------------------------------------------------------------------------
Pie chart at the bottom left column titled "Portfolio Diversification" There are five listings. Beginning from the top right the first represents United States 65%, the second represents Europe 15%, the third represents Latin America 11%, The fourth represents South Africa 2%. The fifth represents Short-Term Investments & Other 7%. A footnote at the bottom states "As a percentage of net assets on June 30, 1998."
--------------------------------------------------------------------------------

"...we kept our emphasis on U.S. bonds, although to a lesser degree than six months ago."


--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Anthony Goodchild (l) and Lawrence Daly (R), Portfolio Managers.]
--------------------------------------------------------------------------------

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

"We remain cautious... about emerging markets."

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998." The chart is scaled in increments of 1% with the 4% at the top and 0% at the bottom. The first represents the 1.72% total return for John Hancock V.A. World Bond Fund. The second represents the 2.31% total return for Average variable annuity global income fund. A footnote at the bottom reads: The total return for John Hancock V.A. World Bond Fund is at net asset value with all distributions reinvested. The average variable annuity global income fund is tracked by Lipper Analytical Services, Inc. See the following page for historical performance information."]
--------------------------------------------------------------------------------

recent currency trades involving the Japanese yen. Our first position was against the yen and that served us well as the currency plunged for most of the period. We gave back all our gains, however, after the Federal Reserve unexpectedly intervened to prop up Japan's currency. Believing this action signaled true reform ahead, we established a small stake in yen, only to see no meaningful plans emerge and the yen start to slide again. We ended the period with a minimal and hedged yen position.

Bias toward U.S. bonds

Given the volatility in world markets, and the fact that Europe's markets didn't seem as attractive, with interest rates at low levels and poised to rise, we kept our emphasis on U.S. bonds, although to a lesser degree than six months ago. With real interest rates higher here than in Europe, and with the potential for them to move down further as the economy slows, we're hoping that by year-end, U.S. bonds will have gained enough ground to compensate us for missing the short-term opportunity in Europe. At the end of the period, 57% of the Fund's net assets -- down from 75% six months ago -- were invested in U.S. Treasuries and mortgage-backed securities issued by several U.S. government agencies.

   Toward the end of the period, we redeployed 18% of the Fund's net assets to Germany and its currency by buying a government bond and a U.S. bond issued by Ford Motor Credit Company and denominated in deutschemarks. We did this because we were able to get interest rates comparable to those of U.S. Treasuries and at the same time increase our exposure to the deutschmark. We believe that with German inflation low, and the new euro currency poised to keep European economic growth strong even as the U.S. potentially weakened, there is an opportunity for the mark to appreciate versus the dollar. We also kept a stake in the U.K. because yields there remain higher than in the rest of Europe. Our emerging-market stake stayed fairly steady at 13%, comprised of only dollar-denominated government bonds.

Mixed outlook

Our outlook for global bond markets is mixed. As Asia's troubles begin to more fully register, we expect the U.S. economy to slow, possibly allowing rates to fall further. Low inflation and interest rates and solid growth appear to remain the order of the day for Europe, with the new euro potentially posing an attractive counterpart to the dollar. We remain cautious, however, about emerging markets. While this year's currency and financial upheavals have created tremendous opportunities for selective investors, the waters remain very choppy. Our main concern is whether Japan can, and will, implement real structural reform to move its economy out of recession and aid the rest of Asia. Until prospects improve further, we'll maintain a defensive strategy.


--------------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

================================================================================

                        JOHN HANCOCK V.A. WORLD BOND FUND

                              A LOOK AT PERFORMANCE

For the period ended June 30, 1998

                                                      SINCE
                                             ONE    INCEPTION
                                            YEAR    (8/29/96)
                                            ----    ---------
Cumulative Total Returns                   3.35%      7.28%
Average Annual Total Returns(1)            3.35%      3.90%

                                      YIELD

For the period ended June 30, 1998

                                                   SEC 30-DAY
                                                      YIELD
                                                      -----
John Hancock V.A. World Bond Fund                     5.31%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                              Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 2.20% and 2.51%, respectively.

                                WHAT HAPPENED TO
                             A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index--an unmanaged index that provides a benchmark for bond market performance on a worldwide basis.

--------------------------------------------------------------------------------
Line chart with the heading V.A. World Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $10,000 investment made in the V.A. World Bond Fund, before sales charge, and is equal to $10,729 as of June 30, 1998. The second line represents the value of the Salomon Brothers World Government Bond Index on August 29, 1996, and is equal to $10,632 as of June 30, 1998.
--------------------------------------------------------------------------------

================================================================================

               BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             V.A. Money Market Fund

      Dormant inflation, Asia turmoil keep Federal Reserve on the sidelines

"To the extent we were able, we kept the Fund's maturity longer than average..."

When the Fund's semiannual period began in January, the economy was growing at a healthy clip and seemed to shrug off the effects of financial turmoil in Asia. As a result, investors grew more concerned that the Federal Reserve would raise interest rates at its March meeting in order to cool the economy's jets and prevent an inflation outbreak. But the Fed held back, and chairman Alan Greenspan later made it clear that he would not make any changes to U.S. monetary policy without taking worldwide events into account. Indeed, as the period progressed, conditions in the Far East remained unsettled, including floundering Asian markets and Japan's plummeting currency and recession-bound economy. The region became the focal point of market concerns. Fears heightened that the worst wasn't over yet and that the U.S. economy would slow in the second half. That scenario would further bolster the Fed's sideline stance.

   As a result of the Fed's inaction in the last six months, money market yields remained fairly steady during the period, as the federal funds rate, which banks charge each other for overnight loans and which serves as a pricing benchmark for money market securities, remained at 5.50%. In June, however, money market yields fell somewhat along with all bonds in a rally prompted by foreign investors' increasingly seeking the safe haven of U.S. Treasury bonds.

   On June 30, 1998, John Hancock V.A. Money Market Fund had a 7-day effective yield of 5.01%. By comparison, the average taxable money market fund had a 7-day effective yield of 4.92%, according to Lipper Analytical Services, Inc.

Staying long

To the extent we were able, we kept the Fund's maturity longer than average throughout the entire six-month period. We took this aggressive stance because we continued to believe that inflation would remain in check and that the Fed would not take any action as long as Asia remained a wild card. Because the Fund's small size limited our ability to buy the full range of money market securities, we were not always able to maintain a longer-than-average maturity. Nonetheless, over the last six months we managed to keep the Fund's maturity in the range of two days shorter to five days longer than average. This strategy served us well by allowing us to lock in higher rates, especially before last month's rally when interest rates on longer-maturity bonds tumbled to their lowest level in years and also put pressure on money market yields.

A look ahead

As long as the economy remains in its near perfect mode -- solid growth, low interest rates and benign inflation -- and Asia still looms large over the market and the economy, we believe the Fed

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team at the bottom right column. Fund management team members (l-r): Jeff Given, Dawn Baillie, Bill Larkin, Jr. and Barry Evans.]
--------------------------------------------------------------------------------

================================================================================

                       JOHN HANCOCK V.A. MONEY MARKET FUND

--------------------------------------------------------------------------------
["Bar Chart with the heading "7-DAY EFFECTIVE YIELD" at the top of left hand column. Under the heading is the footnote: "As of June 30, 1998." The chart is scaled in increments of 2% with the 6% at the top and 0% at the bottom. The first represents the 5.01% total return for John Hancock V.A. Money Market Fund. The second represents the 4.92% total return for the Average taxable money market fund. A footnote at the bottom reads: "The average taxable money market fund is tracked by Lipper Analytical Services, Inc. Past performance is no guarantee of future results."]
--------------------------------------------------------------------------------

will stay on the sidelines. Above all else, further events in Asia and the U.S. economy's growth rate hold the keys to the Fed's next moves. If the U.S. economy slows down in the second half of the year, we also could see some further decline in both interest rates and money market yields.

   In this environment, we will keep the Fund's maturity longer than average, believing the Fed will take no further action this year. Globally, we'll be watching Japan and the yen, whose continued fall could spell more trouble for other Asian currencies and economies worldwide. Domestically, we'll take our cues from the monthly economic data, including the important employment cost index number, which is an accurate measure of if and how a tight labor market and wage pressures are translating into inflation. As always, we'll stay focused on our goal of providing a competitive level of current income, while preserving stability of principal.

"...further events in Asia and the U.S. economy's growth rate hold the keys to the Fed's next moves."


--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                           V.A.         V.A.           V.A.
                                                                      INTERNATIONAL   REGIONAL       FINANCIAL
                                                                           FUND      BANK FUND(1) INDUSTRIES FUND
                                                                       -----------  ------------  ---------------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $4,856,049, $11,105,909, $40,397,984,
   $5,428,002, $1,091,350 and $5,538,991, respectively) .............   $5,376,970   $10,872,763     $44,939,742
  Preferred stocks and rights (cost - $178,308, none, none, none,
   none and none, respectively) .....................................      177,677            --              --
  Joint repurchase agreements (cost - $206,000, $1,420,000,
   $3,975,000, $41,000, $54,000 and $284,000, respectively) .........      206,000     1,420,000       3,975,000
  Corporate savings account .........................................           --           790             661
                                                                       -----------  ------------     -----------
                                                                         5,760,647    12,293,553      48,915,403
  Cash ..............................................................          367            --              --
  Foreign currency, at value (cost - $63,048, none, none, none,
   none and none, respectively) .....................................       63,074            --              --
  Receivable for investments sold ...................................        7,185        87,906         293,818
  Dividends and interest receivable .................................        8,038        14,178          87,209
  Foreign tax receivable ............................................        8,163            --              --
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ..........................................................       52,380            --              --
  Deferred organization expenses - Note B ...........................        6,766            --              --
  Other assets ......................................................           38            --             761
                                                                       -----------  ------------     -----------
                    Total Assets ....................................    5,906,658    12,395,637      49,297,191
                    ---------------------------------------------------------------------------------------------
Liabilities:
  Payable for forward foreign currency exchange contracts
    sold - Note B ...................................................          108            --              --
  Payable for investments purchased .................................       46,183       861,389          79,945
  Payable foreign withholding tax ...................................          766            --              --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ....           --         4,656          32,429
  Accounts payable and accrued expenses .............................       30,062         4,914           4,339
                                                                       -----------  ------------     -----------
                    Total Liabilities ...............................       77,119       870,959         116,713
                    ---------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................    5,237,968    11,755,165      44,354,896
  Accumulated net realized gain (loss) on investments,
   financial futures contracts and foreign
   currency transactions ............................................       33,934         3,050          79,474
  Net unrealized appreciation (depreciation) of
   investments, financial futures contracts and
   foreign currency transactions ....................................      520,392      (233,146)      4,541,762
  Undistributed net investment income (distributions
   in excess of net investment income) ..............................       37,245          (391)        204,346
                                                                       -----------  ------------     -----------
                    Net Assets ......................................   $5,829,539   $11,524,678     $49,180,478
                    =============================================================================================
Net Asset Value Per Share:
  (Based on 479,309, 1,204,218, 3,257,688, 582,701, 106,728
   and 536,460 shares, respectively, of beneficial interest
   outstanding - unlimited number of shares authorized with
   no par value) ....................................................       $12.16         $9.57          $15.10
=================================================================================================================

                                                                                        V.A.
                                                                          V.A.         SPECIAL         V.A.
                                                                        EMERGING    OPPORTUNITIES    GROWTH
                                                                       GROWTH FUND      FUND(2)        FUND
                                                                       -----------  -------------  -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $4,856,049, $11,105,909, $40,397,984,
   $5,428,002, $1,091,350 and $5,538,991, respectively) .............  $6,470,129    $1,165,023    $6,272,698
  Preferred stocks and rights (cost - $178,308, none, none, none,
   none and none, respectively) .....................................          --            --            --
  Joint repurchase agreements (cost - $206,000, $1,420,000,
   $3,975,000, $41,000, $54,000 and $284,000, respectively) .........      41,000        54,000       284,000
  Corporate savings account .........................................         211           223           103
                                                                      -----------    ----------   -----------
                                                                        6,511,340     1,219,246     6,556,801
  Cash ..............................................................          --            --            --
  Foreign currency, at value (cost - $63,048, none, none, none,
   none and none, respectively) .....................................          --            --            --
  Receivable for investments sold ...................................      94,761        13,121         2,500
  Dividends and interest receivable .................................         967           684         2,889
  Foreign tax receivable ............................................          --            --             7
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ..........................................................       9,083            --
  Deferred organization expenses - Note B ...........................       6,766            --         6,766
  Other assets ......................................................          22            --            23
                                                                      -----------    ----------   -----------
                    Total Assets ....................................   6,614,526     1,242,134     6,568,986
                    -----------------------------------------------------------------------------------------
Liabilities:
  Payable for forward foreign currency exchange contracts
    sold - Note B ...................................................          --            --            --
  Payable for investments purchased .................................      21,517        12,585        83,042
  Payable foreign withholding tax ...................................          --            --            --
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ....          --            --         1,359
  Accounts payable and accrued expenses .............................      10,119        12,884         8,018
                                                                      -----------    ----------   -----------
                    Total Liabilities ...............................      31,636        25,469        92,419
                    -----------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................   6,076,763     1,129,878     5,627,360
  Accumulated net realized gain (loss) on investments,
   financial futures contracts and foreign
   currency transactions ............................................    (522,962)       11,668       119,322
  Net unrealized appreciation (depreciation) of
   investments, financial futures contracts and
   foreign currency transactions ....................................   1,042,127        73,673       733,707
  Undistributed net investment income (distributions
   in excess of net investment income) ..............................     (13,038)        1,446        (3,822)
                                                                      -----------    ----------   -----------
                    Net Assets ......................................  $6,582,890    $1,216,665    $6,476,567
                    =========================================================================================
Net Asset Value Per Share:
  (Based on 479,309, 1,204,218, 3,257,688, 582,701, 106,728
   and 536,460 shares, respectively, of beneficial interest
   outstanding - unlimited number of shares authorized with
   no par value) ....................................................      $11.30        $11.40        $12.07
=============================================================================================================

  (1) Commenced operations on May 1, 1998.
  (2) Commenced operations on January 2, 1998.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                            V.A.           V.A.            V.A.            V.A.
                                                                        GROWTH AND     INDEPENDENCE     SOVEREIGN       500 INDEX
                                                                       INCOME FUND(1)  EQUITY FUND    INVESTORS FUND       FUND
                                                                       ------------    ------------   --------------   -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - $7,051,373, $13,498,567, $17,005,817
   and $12,298,015, respectively) ...................................    $7,401,092    $15,663,409      $19,328,049    $15,610,740
  U.S. government obligations (cost - none, none $2,446,719
    and none, respectively) .........................................            --             --        2,459,697             --
  Short-term investments (cost - $2,199,670, none, none and
    none, respectively) .............................................     2,199,670             --               --             --
  Joint repurchase agreements (cost - $55,000, $676,000,
   $2,288,000 and $2,355,000, respectively) .........................        55,000        676,000        2,288,000      2,355,000
  Corporate savings account .........................................           283            181              524             --
                                                                       ------------    -----------     ------------    -----------
                                                                          9,656,045     16,339,590       24,076,270     17,965,740
  Cash ..............................................................            --             --               --         91,067
  Receivable for investments sold ...................................            --         85,941               --             --
  Receivable for forward foreign currency exchange contracts
    sold - Note B ...................................................         1,027             --               --             --
  Dividends and interest receivable .................................         3,723         19,125           91,714         16,254
  Foreign tax receivable ............................................             9             74               --            188
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ..........................................................           734             --               --         12,472
  Deferred organization expenses - Note B ...........................            --          6,766            6,766          6,766
  Other assets ......................................................            --             39               48            113
                                                                       ------------    -----------     ------------    -----------
                    Total Assets ....................................     9,661,538     16,451,535       24,174,798     18,092,600
                    --------------------------------------------------------------------------------------------------------------
  Payable for investments purchased .................................     1,288,215        226,697          994,700             --
  Payable for variation margin - Note B .............................            --             --               --         19,125
  Payable foreign withholding tax ...................................            --             --               --             17
  Payable to John Hancock Advisers, Inc. and affiliates - Note C ....            --         10,548           11,873             --
  Accounts payable and accrued expenses .............................         6,085          5,860           12,773            489
                                                                       ------------    -----------     ------------    -----------
                    Total Liabilities ...............................     1,294,300        243,105        1,019,346         19,631
                    --------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ...................................................     8,001,455     13,452,720       20,936,771     13,509,306
  Accumulated net realized gain (loss) on investments, financial
   futures contracts and foreign currency transactions ..............        15,199        589,863         (122,002)     1,208,483
  Net unrealized appreciation of investments, financial futures
   contracts and foreign currency transactions ......................       350,747      2,164,842        2,335,210      3,354,351
  Undistributed net investment income (distributions in excess
    of net investment income) .......................................          (163)         1,005            5,473            829
                                                                       ------------    -----------     ------------    -----------
                    Net Assets ......................................    $8,367,238    $16,208,430      $23,155,452    $18,072,969
                    ==============================================================================================================
Net Asset Value Per Share:
  (Based on 729,837, 961,385, 1,582,585 and 1,226,191 shares, respectively, of beneficial interest outstanding - unlimited
   number of shares authorized with no par value) ...................        $11.46         $16.86           $14.63         $14.74
==================================================================================================================================

  (1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities (continued)
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    V.A.          V.A.        V.A.           V.A.           V.A.
                                                                  SOVEREIGN    STRATEGIC   HIGH YIELD     WORLD BOND    MONEY MARKET
                                                                  BOND FUND   INCOME FUND  BOND FUND(1)      FUND           FUND
                                                                 -----------  -----------  -----------   ------------   -----------
Assets:
  Investments at value - Note D:
  Common stocks (cost - none, $21,030, $484,148,
   none and none, respectively) ...............................          $--      $26,240     $395,203            $--           $--
  Bonds (cost - $5,947,492, $10,431,144, $4,838,575,
   $2,261,749 and none, respectively) .........................    5,988,229   10,427,284    4,760,648      2,292,968            --
  Preferred stocks and warrants (cost - $51, $220,978,
   $190,740, none and none, respectively) .....................          240      242,827      186,093             --            --
  Options (cost - none, none, none, $2,450 and none,
    respectively) .............................................           --           --           --          4,774            --
  Short-term investments (cost - none, none, none,
   none and $9,937,513, respectively) .........................           --           --           --             --     9,937,513
  Joint repurchase agreements (cost - $1,008,000,
   $56,000, $650,000, $153,000 and $838,000, respectively) ....    1,008,000       56,000      650,000        153,000       838,000
  Corporate savings account ...................................          881          617          107             --            --
                                                                 -----------  -----------  -----------   ------------   -----------
                                                                   6,997,350   10,752,968    5,992,051      2,450,742    10,775,513
  Cash ........................................................           --           --           --            487           396
  Foreign currency, at value (cost - none, none,
   $33,460, none and none, respectively) ......................           --           --       33,248             --            --
  Receivable for investments sold .............................      744,502      174,031       29,344        259,546            --
  Receivable for forward foreign currency exchange
   contracts purchased - Note B ...............................           --          118           --          1,468            --
  Dividends and interest receivable ...........................       95,897      208,504      110,144         29,875       138,268
  Receivable from John Hancock Advisers, Inc. and affiliates -
    Note C ....................................................        2,739           --        1,465            918            --
  Deferred organization expenses - Note B .....................        6,766        6,766           --          6,766         6,766
  Other assets ................................................           22           41           --             31            24
                                                                 -----------  -----------  -----------   ------------   -----------
                    Total Assets ..............................    7,847,276   11,142,428    6,166,252      2,749,833    10,920,967
                    ---------------------------------------------------------------------------------------------------------------
Liabilities:
  Distribution payable ........................................        1,075        2,393        1,796            373         1,465
  Payable for closed forward foreign currency exchange
    contracts - Note B ........................................           --           --           --         10,719            --
  Payable for forward foreign currency exchange contracts
   purchased - Note B .........................................           --           --           --          8,586            --
  Payable for forward foreign currency exchange contracts
    sold - Note B .............................................           --        4,176           39          3,412            --
  Payable for investments purchased ...........................    1,383,911      279,531      127,416        260,697            --
  Payable to John Hancock Advisers, Inc. and affiliates -
    Note C ....................................................           --        3,521           --             --         3,532
  Accounts payable and accrued expenses .......................        8,987        8,474        7,863          8,440         5,832
                                                                 -----------  -----------  -----------   ------------   -----------
                    Total Liabilities .........................    1,393,973      298,095      137,114        292,227        10,829
                    ---------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in .............................................    6,342,418   10,801,036    6,214,267      2,477,696    10,910,138
  Accumulated net realized gain (loss) on investments,
   futures contracts and foreign currency transactions ........       69,341       20,812      (10,239)       (12,618)           --
  Net unrealized appreciation (depreciation) of investments, financial futures contracts and foreign currency
   transactions ...............................................       40,925       16,016     (171,447)        10,883            --
  Undistributed net investment income (distributions in
   excess of net investment income) ...........................          619        6,469       (3,443)       (18,355)           --
                                                                 -----------  -----------  -----------   ------------   -----------
                    Net Assets ................................   $6,453,303  $10,844,333   $6,029,138     $2,457,606   $10,910,138
                    ===============================================================================================================
Net Asset Value Per Share:
  (Based on 616,463, 1,032,151, 617,308, 254,904 and
   10,910,138 shares, respectively, of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value) ..............................       $10.47       $10.51        $9.77          $9.64         $1.00
===================================================================================================================================

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                V.A.           V.A.           V.A.            V.A.
                                                           INTERNATIONAL     REGIONAL       FINANCIAL      EMERGING
                                                                FUND       BANK FUND(1)  INDUSTRIES FUND  GROWTH FUND
                                                             ---------     ------------  ---------------  -----------
Investment Income:
  Dividends (net of foreign withholding tax of $7,870,
   none, $3,767, none, $5 and $134, respectively) .........    $56,458       $20,405         $264,463        $5,072
  Interest ................................................      8,741        11,093           89,694         7,654
                                                             ---------     ---------       ----------      --------
                                                                65,199        31,498          354,157        12,726
                                                             ---------     ---------       ----------      --------
  Expenses:
   Investment management fee - Note C .....................     21,705         9,742          128,515        19,415
   Custodian fee ..........................................     65,775         4,784           11,998        15,811
   Auditing fee ...........................................      5,818         2,921            5,818         5,818
   Printing ...............................................      1,506           265            1,328         2,366
   Organization expense - Note B ..........................      1,059            --               --         1,059
   Financial services fee - Note C ........................        426           215            2,839           457
   Trustees' fee ..........................................        117            16              579           117
   Miscellaneous ..........................................        334           135              636           307
   Legal fees .............................................         44             8              161            37
   Registration and filing fees ...........................         19            --               12            12
                                                             ---------     ---------       ----------      --------
                Total Expenses ............................     96,803        18,086          151,886        45,399
                Less Expense Reductions - Note C ..........    (69,056)       (5,300)              --       (19,502)
                                                             ---------     ---------       ----------      --------
                Net Expenses ..............................     27,747        12,786          151,886        25,897
                ---------------------------------------------------------------------------------------------------
                Net Investment Income (Loss) ..............     37,452        18,712          202,271       (13,171)
                ---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ............    164,705         3,050           78,583      (270,041)
  Net realized gain (loss) on foreign currency
    transactions ..........................................    (65,814)           --             (462)            2
  Change in net unrealized appreciation/depreciation
    of investments ........................................    534,785      (233,146)       2,986,174       718,734
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .........................       (251)           --               16            --
                                                             ---------     ---------       ----------      --------
                Net Realized and Unrealized Gain (Loss)
                on Investments and Foreign Currency
                Transactions ..............................    633,425      (230,096)       3,064,311       448,695
                ---------------------------------------------------------------------------------------------------
                Net Increase (Decrease) in Net Assets
                Resulting from Operations .................   $670,877     ($211,384)      $3,266,582      $435,524
                ===================================================================================================

                                                                V.A.
                                                               SPECIAL       V.A.
                                                            OPPORTUNITIES   GROWTH
                                                               FUND(2)       FUND
                                                            -------------  ---------
Investment Income:
  Dividends (net of foreign withholding tax of $7,870,
   none, $3,767, none, $5 and $134, respectively) .........    $2,288        $12,675
  Interest ................................................     2,959          7,474
                                                              -------      ---------
                                                                5,247         20,149
                                                              -------      ---------
  Expenses:
   Investment management fee - Note C .....................     2,851         17,970
   Custodian fee ..........................................     5,850          5,786
   Auditing fee ...........................................     5,743          6,251
   Printing ...............................................     1,019          2,434
   Organization expense - Note B ..........................        --          1,059
   Financial services fee - Note C ........................        67            423
   Trustees' fee ..........................................        10            114
   Miscellaneous ..........................................       239            303
   Legal fees .............................................        23             47
   Registration and filing fees ...........................        --              3
                                                              -------      ---------
                Total Expenses ............................    15,802         34,390
                Less Expense Reductions - Note C ..........   (12,001)       (10,419)
                                                              -------      ---------
                Net Expenses ..............................     3,801         23,971
                --------------------------------------------------------------------
                Net Investment Income (Loss) ..............     1,446         (3,822)
                ---------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions:
  Net realized gain (loss) on investments sold ............    11,668        327,890
  Net realized gain (loss) on foreign currency
    transactions ..........................................        --             --
  Change in net unrealized appreciation/depreciation
    of investments ........................................    73,673        220,735
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .........................        --             --
                                                              -------      ---------
                Net Realized and Unrealized Gain (Loss)
                on Investments and Foreign Currency
                Transactions ..............................    85,341        548,625
                --------------------------------------------------------------------
                Net Increase (Decrease) in Net Assets
                Resulting from Operations .................   $86,787       $544,803
                ====================================================================

(1) Commenced operations on May 1, 1998.
(2) Commenced operations on January 2, 1998.

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                             V.A.            V.A.           V.A.          V.A.
                                                                          GROWTH AND     INDEPENDENCE    SOVEREIGN     500 INDEX
                                                                         INCOME FUND(1)  EQUITY FUND   INVESTORS FUND     FUND
                                                                         --------------  ------------  --------------  ---------
Investment Income:
  Dividends (net of foreign withholding tax of $41,
    $485, none and $762, respectively) .................................     $10,573        $90,525        $130,781      $138,658
  Interest .............................................................      25,065         12,656         104,454        35,415
                                                                           ---------     ----------      ----------    ----------
                                                                              35,638        103,181         235,235       174,073
                                                                           ---------     ----------      ----------    ----------
  Expenses:
   Investment management fee - Note C ..................................       9,346         43,378          55,498         9,872
   Auditing fee ........................................................       6,163          5,818           5,818         5,818
   Custodian fee .......................................................       5,743          8,432           7,970        29,362
   Printing ............................................................       1,005          1,813           2,568         2,396
   Legal fees ..........................................................         786             61             137           139
   Financial services fee - Note C .....................................         275          1,095           1,634         1,744
   Trustees' fee .......................................................          10            254             535           588
   Registration and filing fees ........................................           3             12              18            --
   Miscellaneous .......................................................         264            335           3,416         9,946
   Organization expense - Note B .......................................          --          1,059           1,059         1,059
                                                                           ---------     ----------      ----------    ----------
                    Total Expenses .....................................      23,595         62,257          78,653        60,924
                    Less Expense Reductions - Note C ...................     (10,355)        (3,364)             --       (26,314)
                                                                           ---------     ----------      ----------    ----------
                    Net Expenses .......................................      13,240         58,893          78,653        34,610
                    -------------------------------------------------------------------------------------------------------------
                    Net Investment Income ..............................      22,398         44,288         156,582       139,463
                    -------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments, Financial
Futures Contracts and Foreign Currency Transactions:
  Net realized gain (loss) on investments sold .........................      15,479        562,546        (139,843)      851,001
  Net realized gain on financial futures contracts .....................          --             --              --       159,600
  Net realized loss on foreign currency transactions ...................        (280)            --              --            --
  Change in net unrealized appreciation/depreciation of investments ....     349,720      1,535,478       1,217,485     2,416,146
  Change in net unrealized appreciation/depreciation of
    financial futures contracts ........................................       1,027             --              --        34,300
                                                                           ---------     ----------      ----------    ----------
                    Net Realized and Unrealized Gain on Investments,
                    Financial Futures Contracts and Foreign
                    Currency Transactions ..............................     365,946      2,098,024       1,077,642     3,461,047
                    -------------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations    $388,344     $2,142,312      $1,234,224    $3,600,510
                    =============================================================================================================

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Operations (continued)
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        V.A.         V.A.         V.A.         V.A.        V.A.
                                                                     SOVEREIGN    STRATEGIC    HIGH YIELD   WORLD BOND  MONEY MARKET
                                                                     BOND FUND   INCOME FUND  BOND FUND(1)     FUND        FUND
                                                                     ---------   -----------  ------------  ----------  ------------
Investment Income:
  Dividends (net of foreign withholding tax of none,
   none, $127, none and none, respectively) .......................        $--      $12,252       $5,020          $--          $--
  Interest ........................................................    179,374      367,023      181,545       77,088      250,150
                                                                     ---------    ---------    ---------    ---------    ---------
                                                                       179,374      379,275      186,565       77,088      250,150
                                                                     ---------    ---------    ---------    ---------    ---------
  Expenses:
   Investment management fee - Note C .............................     12,919       24,703       11,079        8,879       22,114
   Custodian fee ..................................................     16,246        4,838        5,002        5,830        3,137
   Auditing fee ...................................................      5,818        5,818        5,689        5,818        5,818
   Printing .......................................................      1,871        2,452        1,476        1,638        1,624
   Organization expense - Note B ..................................      1,059        1,059           --        1,059        1,059
   Financial services fee - Note C ................................        456          728          326          222          781
   Registration and filing fees ...................................        391          552           --           19           10
   Legal fees .....................................................        131          185          897           19          173
   Trustees' fee ..................................................        112          172           17           71          227
   Miscellaneous ..................................................        297          321          759          409          356
                                                                     ---------    ---------    ---------    ---------    ---------
                    Total Expenses ................................     39,300       40,828       25,245       23,964       35,299
                    Less Expense Reductions - Note C ..............    (19,913)      (5,817)      (9,549)     (12,118)      (2,112)
                                                                     ---------    ---------    ---------    ---------    ---------
                    Net Expenses ..................................     19,387       35,011       15,696       11,846       33,187
                    --------------------------------------------------------------------------------------------------------------
                    Net Investment Income .........................    159,987      344,264      170,869       65,242      216,963
                    --------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts andForeign Currency Transactions:
  Net realized gain (loss) on investments sold ....................     56,346       24,886       (9,951)      23,935           --
  Net realized gain (loss) on foreign currency transactions .......         --        7,312         (288)     (33,212)          --
  Change in net unrealized appreciation/depreciation of
    investments ...................................................     (6,013)     (58,044)    (171,519)      (1,358)          --
  Change in net unrealized appreciation/depreciation of
    financial futures contracts ...................................         --       (7,325)          --           --
  Change in net unrealized appreciation/depreciation of
    foreign currency transactions .................................         --           --           72      (13,930)          --
                                                                     ---------    ---------    ---------    ---------    ---------
                    Net Realized and Unrealized Gain (Loss)
                    on Investments, Financial Futures Contracts
                    and Foreign Currency Transactions .............     50,333      (33,171)    (181,686)     (24,565)          --
                    --------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets
                    Resulting from Operations .....................  $210,320     $311,093     ($10,817)     $40,677     $216,963
                    ==============================================================================================================

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                    V.A REGIONAL
                                                                       V.A. INTERNATIONAL FUND        BANK FUND
                                                                    -----------------------------  --------------
                                                                     YEAR ENDED  SIX MONTHS ENDED   PERIOD ENDED
                                                                    DECEMBER 31,  JUNE 30, 1998    JUNE 30, 1998
                                                                        1997       (UNAUDITED)     (UNAUDITED)(1)
                                                                     ----------  ----------------  --------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..........................................      $12,662       $37,452           $18,712
  Net realized gain on investments sold and foreign
   currency transactions .........................................      140,157        98,891             3,050
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions .................     (261,976)      534,534          (233,146)
                                                                     ----------    ----------       -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations     (109,157)      670,877          (211,384)
                                                                     ----------    ----------       -----------
Distributions to Shareholders: *
  Dividends from net investment income ...........................       (2,558)           --           (19,103)
  Distributions from net realized gain on investments sold
   and foreign currency transactions .............................     (213,871)           --                --
                                                                     ----------    ----------       -----------
   Total Distributions to Shareholders ...........................     (216,429)           --           (19,103)
                                                                     ----------    ----------       -----------
From Fund Share Transactions: **
  Shares sold ....................................................    1,809,166     1,717,013        11,795,202
  Shares issued to shareholders in reinvestment of distributions .      216,428            --            19,103
                                                                     ----------    ----------       -----------
                                                                      2,025,594     1,717,013        11,814,305
  Less shares repurchased ........................................     (175,125)     (350,355)          (59,140)
                                                                     ----------    ----------       -----------
   Net Increase ..................................................    1,850,469     1,366,658        11,755,165
                                                                     ----------    ----------       -----------
Net Assets:
  Beginning of period ............................................    2,267,121     3,792,004                --
                                                                     ----------    ----------       -----------
  End of period (including undistributed net investment income
   (distributions in excess) of ($207), $37,245, ($391),
   $2,075 and $204,346, respectively) ............................   $3,792,004    $5,829,539       $11,524,678
                                                                     ==========    ==========       ===========
* Distributions to Shareholders
  Per share dividends from net investment income .................      $0.0077           $--           $0.0169
                                                                     ----------    ----------       -----------
  Per share distributions from net realized gain on
   investments sold and foreign currency transactions ............      $0.6422           $--               $--
                                                                     ----------    ----------       -----------
** Analysis of Fund Share Transactions:
   Shares sold ...................................................      152,869       148,755         1,208,351
   Shares issued to shareholders in reinvestment of
     distributions ...............................................       21,239            --             2,043
                                                                     ----------    ----------       -----------
                                                                        174,108       148,755         1,210,394
  Less shares repurchased ........................................      (14,965)      (30,536)           (6,176)
                                                                     ----------    ----------       -----------
   Net Increase ..................................................      159,143       118,219         1,204,218
                                                                     ==========    ==========       ===========
                                                                   V.A. FINANCIAL INDUSTRIES FUND
                                                                    PERIOD ENDED  SIX MONTHS ENDED
                                                                    DECEMBER 31,   JUNE 30, 1998
                                                                       1997(2)      (UNAUDITED)
                                                                    ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..........................................       $67,678        $202,271
  Net realized gain on investments sold and foreign
   currency transactions .........................................        15,861          78,121
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions .................     1,555,572       2,986,190
                                                                     -----------     -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations     1,639,111       3,266,582
                                                                     -----------     -----------
Distributions to Shareholders: *
  Dividends from net investment income ...........................       (65,434)             --
  Distributions from net realized gain on investments sold
   and foreign currency transactions .............................       (14,677)             --
                                                                     -----------     -----------
   Total Distributions to Shareholders ...........................       (80,111)             --
                                                                     -----------     -----------
From Fund Share Transactions: **
  Shares sold ....................................................    18,526,866      28,518,012
  Shares issued to shareholders in reinvestment of distributions .        80,111              --
                                                                     -----------     -----------
                                                                      18,606,977      28,518,012
  Less shares repurchased ........................................    (1,700,536)     (1,069,557)
                                                                     -----------     -----------
   Net Increase ..................................................    16,906,441      27,448,455
                                                                     -----------     -----------
Net Assets:
  Beginning of period ............................................            --      18,465,441
                                                                     -----------     -----------
  End of period (including undistributed net investment income
   (distributions in excess) of ($207), $37,245, ($391),
   $2,075 and $204,346, respectively) ............................   $18,465,441     $49,180,478
                                                                     ===========     ===========
* Distributions to Shareholders
  Per share dividends from net investment income .................       $0.0518             $--
                                                                     -----------     -----------
  Per share distributions from net realized gain on
   investments sold and foreign currency transactions ............       $0.0116             $--
                                                                     -----------     -----------
** Analysis of Fund Share Transactions:
   Shares sold ...................................................     1,501,742       1,955,822
   Shares issued to shareholders in reinvestment of
     distributions ...............................................         6,125              --
                                                                     -----------     -----------
                                                                       1,507,867       1,955,822
  Less shares repurchased ........................................      (133,780)        (72,221)
                                                                     -----------     -----------
   Net Increase ..................................................     1,374,087       1,883,601
                                                                     ===========     ===========

(1) Commenced operations on May 1, 1998.
(2) Commenced operation on April 30, 1997.

The Statement of Changes in Net Assets shows how the value of each Fund's net assets have changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                                    V.A. SPECIAL
                                                                                                   OPPORTUNITIES
                                                                      V.A. EMERGING GROWTH FUND         FUND
                                                                   ------------------------------  --------------
                                                                    YEAR ENDED   SIX MONTHS ENDED   PERIOD ENDED
                                                                   DECEMBER 31,   JUNE 30, 1998    JUNE 30, 1998
                                                                       1997        (UNAUDITED)     (UNAUDITED)(1)
                                                                   ------------  ----------------  --------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) .................................      ($3,029)       ($13,171)           $1,446
  Net realized gain (loss) on investments sold and
   foreign currency transactions ...............................     (181,115)       (270,039)           11,668
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............      320,418         718,734            73,673
                                                                   ----------      ----------        ----------
   Net Increase in Net Assets Resulting from Operations ........      136,274         435,524            86,787
                                                                   ----------      ----------        ----------
Distributions to Shareholders: *
  Dividends from net investment income .........................         (135)             --                --
                                                                   ----------      ----------        ----------
From Fund Share Transactions: **
  Shares sold ..................................................    2,985,092       2,901,669         1,191,009
  Shares issued to shareholders in reinvestment of
   distributions ...............................................          135              --                --
                                                                   ----------      ----------        ----------
                                                                    2,985,227       2,901,669         1,191,009
  Less shares repurchased ......................................     (255,471)       (595,113)          (61,131)
                                                                   ----------      ----------        ----------
   Net Increase ................................................    2,729,756       2,306,556         1,129,878
                                                                   ----------      ----------        ----------
Net Assets:
  Beginning of period ..........................................      974,915       3,840,810                --
                                                                   ----------      ----------        ----------
  End of period (including undistributed net investment
   income (distributions in excess) of $133, ($13,038),
   $1,446, none and ($3,822), respectively) ....................   $3,840,810      $6,582,890        $1,216,665
                                                                   ==========      ==========        ==========
* Distributions to Shareholders:
  Per share dividends from net investment income ...............      $0.0004             $--               $--
                                                                   ----------      ----------        ----------
** Analysis of Fund Share Transactions:
   Shares sold .................................................      291,749         265,175           112,280
   Shares issued to shareholders in reinvestment of
    distributions ..............................................           14              --                --
                                                                   ----------      ----------        ----------
                                                                      291,763         265,175           112,280
  Less shares repurchased ......................................      (25,147)        (53,672)           (5,552)
                                                                   ----------      ----------        ----------
   Net Increase ................................................      266,616         211,503           106,728
                                                                   ==========      ==========        ==========



                                                                         V.A. GROWTH FUND
                                                                   ------------------------------
                                                                    YEAR ENDED   SIX MONTHS ENDED
                                                                   DECEMBER 31,   JUNE 30, 1998
                                                                      1997         (UNAUDITED)
                                                                   ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) .................................       ($8,594)       ($3,822)
  Net realized gain (loss) on investments sold and
   foreign currency transactions ...............................      (111,668)       327,890
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............       477,636        220,735
                                                                    ----------     ----------
   Net Increase in Net Assets Resulting from Operations ........       357,374        544,803
                                                                    ----------     ----------
Distributions to Shareholders: *
  Dividends from net investment income .........................            --             --
                                                                    ----------     ----------
From Fund Share Transactions: **
  Shares sold ..................................................     2,597,730      2,450,394
  Shares issued to shareholders in reinvestment of
   distributions ...............................................            --             --
                                                                    ----------     ----------
                                                                     2,597,730      2,450,394
  Less shares repurchased ......................................      (216,250)      (251,342)
                                                                    ----------     ----------
   Net Increase ................................................     2,381,480      2,199,052
                                                                    ----------     ----------
Net Assets:
  Beginning of period ..........................................       993,858      3,732,712
                                                                    ----------     ----------
  End of period (including undistributed net investment
   income (distributions in excess) of $133, ($13,038),
   $1,446, none and ($3,822), respectively) ....................    $3,732,712     $6,476,567
                                                                    ==========     ==========
* Distributions to Shareholders:
  Per share dividends from net investment income ...............           $--            $--
                                                                    ----------     ----------
** Analysis of Fund Share Transactions:
   Shares sold .................................................       263,298        210,406
   Shares issued to shareholders in reinvestment of
    distributions ..............................................            --             --
                                                                    ----------     ----------
                                                                       263,298        210,406
  Less shares repurchased ......................................       (21,325)       (21,761)
                                                                    ----------     ----------
   Net Increase ................................................       241,973        188,645
                                                                    ==========     ==========

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                               V.A. GROWTH AND
                                                                                 INCOME FUND     V.A. INDEPENDENCE EQUITY FUND
                                                                                --------------  ------------------------------
                                                                                 PERIOD ENDED    YEAR ENDED   SIX MONTHS ENDED
                                                                                JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998
                                                                                (UNAUDITED)(1)      1997         (UNAUDITED)
                                                                                --------------  ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .....................................................        $22,398         $41,598         $44,288
  Net realized gain (loss) on investments sold and foreign currency
   transactions .............................................................         15,199         137,167         562,546
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ............................................        350,747         544,516       1,535,478
                                                                                ------------    ------------    ------------
   Net Increase in Net Assets Resulting from Operations .....................        388,344         723,281       2,142,312
                                                                                ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ......................................        (22,561)        (41,203)        (43,678)
  Distributions from net realized gain on investments sold and foreign
   currency transactions ....................................................             --        (135,930)             --
                                                                                ------------    ------------    ------------
   Total Distributions to Shareholders ......................................        (22,561)       (177,133)        (43,678)
                                                                                ------------    ------------    ------------
From Fund Share Transactions: **
  Shares sold ...............................................................      8,168,750       7,299,605       7,389,950
  Shares issued to shareholders in reinvestment of distributions ............         22,561         177,133          43,678
                                                                                ------------    ------------    ------------
                                                                                   8,191,311       7,476,738       7,433,628
  Less shares repurchased ...................................................       (189,856)       (452,446)     (2,042,924)
                                                                                ------------    ------------    ------------
   Net Increase .............................................................      8,001,455       7,024,292       5,390,704
                                                                                ------------    ------------    ------------
Net Assets:
  Beginning of period .......................................................             --       1,148,652       8,719,092
                                                                                ------------    ------------    ------------
  End of period (including undistributed net investment income (distributions
   in excess) of ($163), $395, $1,005, $804 and $5,473, respectively) .......     $8,367,238      $8,719,092     $16,208,430
                                                                                ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ............................        $0.0475         $0.1376         $0.0514
                                                                                ------------    ------------    ------------
  Per share distributions from net realized gain on investments sold and
   foreign currency transactions ............................................            $--         $0.2476             $--
                                                                                ------------    ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ..............................................................        744,826         534,688         466,379
   Shares issued to shareholders in reinvestment of distributions ...........          2,025          13,023           2,647
                                                                                ------------    ------------    ------------
                                                                                     746,851         547,711         469,026
  Less shares repurchased ...................................................        (17,014)        (33,121)       (125,606)
                                                                                ------------    ------------    ------------
   Net Increase .............................................................        729,837         514,590         343,420
                                                                                ============    ============    ============

                                                                                 V.A. SOVEREIGN INVESTORS FUND
                                                                                ------------------------------
                                                                                 YEAR ENDED    SIX MONTHS ENDED
                                                                                DECEMBER 31,    JUNE 30, 1998
                                                                                    1997         (UNAUDITED)
                                                                                ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .....................................................        $84,193        $156,582
  Net realized gain (loss) on investments sold and foreign currency
   transactions .............................................................         17,842        (139,843)
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ............................................      1,050,550       1,217,485
                                                                                ------------    ------------
   Net Increase in Net Assets Resulting from Operations .....................      1,152,585       1,234,224
                                                                                ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ......................................        (83,445)       (151,914)
  Distributions from net realized gain on investments sold and foreign
   currency transactions ....................................................         (6,096)             --
                                                                                ------------    ------------
   Total Distributions to Shareholders ......................................        (89,541)       (151,914)
                                                                                ------------    ------------
From Fund Share Transactions: **
  Shares sold ...............................................................     10,664,200      11,878,429
  Shares issued to shareholders in reinvestment of distributions ............         89,541         151,914
                                                                                ------------    ------------
                                                                                  10,753,741      12,030,343
  Less shares repurchased ...................................................       (740,977)     (2,144,140)
                                                                                ------------    ------------
   Net Increase .............................................................     10,012,764       9,886,203
                                                                                ------------    ------------
Net Assets:
  Beginning of period .......................................................      1,111,131      12,186,939
                                                                                ------------    ------------
  End of period (including undistributed net investment income (distributions
   in excess) of ($163), $395, $1,005, $804 and $5,473, respectively) .......    $12,186,939     $23,155,452
                                                                                ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ............................        $0.1769         $0.1061
                                                                                ------------    ------------
  Per share distributions from net realized gain on investments sold and
   foreign currency transactions ............................................        $0.0072             $--
                                                                                ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ..............................................................        844,459         821,310
   Shares issued to shareholders in reinvestment of distributions ...........          6,966          10,323
                                                                                ------------    ------------
                                                                                     851,425         831,633
  Less shares repurchased ...................................................        (58,189)       (145,766)
                                                                                ------------    ------------
   Net Increase .............................................................        793,236         685,867
                                                                                ============    ============

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)

--------------------------------------------------------------------------------

                                                                        V.A. 500 INDEX FUND          V.A. SOVEREIGN BOND FUND
                                                                   ----------------------------    ----------------------------
                                                                    YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED
                                                                   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998
                                                                        1997        (UNAUDITED)        1997         (UNAUDITED)
                                                                   ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................       $254,757        $139,463        $117,217        $159,987
  Net realized gain on investments sold and foreign currency
   transactions ................................................        812,763       1,010,601          30,656          56,346
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............        948,655       2,450,446          33,037          (6,013)
                                                                   ------------    ------------    ------------    ------------
   Net Increase in Net Assets Resulting from Operations ........      2,016,175       3,600,510         180,910         210,320
                                                                   ------------    ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................       (253,122)       (140,515)       (117,208)       (159,377)
  Distributions from net realized gain on investments sold and
   foreign currency transactions ...............................       (801,442)             --         (22,285)             --
                                                                   ------------    ------------    ------------    ------------
   Total Distributions to Shareholders .........................     (1,054,564)       (140,515)       (139,493)       (159,377)
                                                                   ------------    ------------    ------------    ------------
From Fund Share Transactions: **
  Shares sold ..................................................     15,055,266       7,890,438       2,851,276       3,111,590
  Shares issued to shareholders in reinvestment of distributions      1,054,564         140,515         138,885         158,909
                                                                   ------------    ------------    ------------    ------------
                                                                     16,109,830       8,030,953       2,990,161       3,270,499
  Less shares repurchased ......................................     (1,112,317)    (13,425,796)       (405,240)       (550,620)
                                                                   ------------    ------------    ------------    ------------
   Net Increase (Decrease) .....................................     14,997,513      (5,394,843)      2,584,921       2,719,879
                                                                   ------------    ------------    ------------    ------------
Net Assets:
  Beginning of period ..........................................      4,048,693      20,007,817       1,056,143       3,682,481
                                                                   ------------    ------------    ------------    ------------
  End of period (including undistributed net investment income
   of $1,881, $829, $9, $619, $6,469 and $6,469, respectively) .    $20,007,817     $18,072,969      $3,682,481      $6,453,303
                                                                   ============    ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............        $0.3006         $0.0972         $0.6766         $0.3167
                                                                   ------------    ------------    ------------    ------------
  Per share distributions from net realized gain on investments
   sold and foreign currency transactions ......................        $0.5445             $--         $0.0653             $--
                                                                   ------------    ------------    ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................      1,200,874         561,285         277,867         298,614
  Shares issued to shareholders in reinvestment of distributions         86,596           9,739          13,553          15,291
                                                                   ------------    ------------    ------------    ------------
                                                                      1,287,470         571,024         291,420         313,905
  Less shares repurchased ......................................        (90,171)       (930,006)        (39,559)        (52,987)
                                                                   ------------    ------------    ------------    ------------
   Net Increase (Decrease) .....................................      1,197,299        (358,982)        251,861         260,918
                                                                   ============    ============    ============    ============

                                                                   V.A. STRATEGIC INCOME FUND
                                                                  ----------------------------
                                                                   YEAR ENDED   SIX MONTHS ENDED
                                                                  DECEMBER 31,    JUNE 30, 1998
                                                                      1997         (UNAUDITED)
                                                                  ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ........................................      $283,099        $344,264
  Net realized gain on investments sold and foreign currency
   transactions ................................................         6,218          32,198
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions ...............        53,892         (65,369)
                                                                  ------------    ------------
   Net Increase in Net Assets Resulting from Operations ........       343,209         311,093
                                                                  ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income .........................      (283,099)       (344,264)
  Distributions from net realized gain on investments sold and
   foreign currency transactions ...............................       (44,377)             --
                                                                  ------------    ------------
   Total Distributions to Shareholders .........................      (327,476)       (344,264)
                                                                  ------------    ------------
From Fund Share Transactions: **
  Shares sold ..................................................     3,436,273       5,481,199
  Shares issued to shareholders in reinvestment of distributions       327,029         342,316
                                                                  ------------    ------------
                                                                     3,763,302       5,823,515
  Less shares repurchased ......................................      (370,882)       (485,572)
                                                                  ------------    ------------
   Net Increase (Decrease) .....................................     3,392,420       5,337,943
                                                                  ------------    ------------
Net Assets:
  Beginning of period ..........................................     2,131,408       5,539,561
                                                                  ------------    ------------
  End of period (including undistributed net investment income
   of $1,881, $829, $9, $619, $6,469 and $6,469, respectively) .    $5,539,561     $10,844,333
                                                                  ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ...............       $0.9083         $0.4359
                                                                  ------------    ------------
  Per share distributions from net realized gain on investments
   sold and foreign currency transactions ......................       $0.0870             $--
                                                                  ------------    ------------
** Analysis of Fund Share Transactions:
  Shares sold ..................................................       326,163         516,438
  Shares issued to shareholders in reinvestment of distributions        31,206          32,341
                                                                  ------------    ------------
                                                                       357,369         548,779
  Less shares repurchased ......................................       (35,138)        (45,746)
                                                                  ------------    ------------
   Net Increase (Decrease) .....................................       322,231         503,033
                                                                  ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Statements of Changes in Net Assets (continued)

--------------------------------------------------------------------------------

                                                                                    V.A. HIGH YIELD
                                                                                        BOND FUND         V.A. WORLD BOND FUND
                                                                                      ------------    ----------------------------
                                                                                      PERIOD ENDED     YEAR ENDED   SIX MONTHS ENDED
                                                                                      JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998
                                                                                     (UNAUDITED)(1)      1997         (UNAUDITED)
                                                                                      ------------    ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................................       $170,869        $128,346         $65,242
  Net realized loss on investments sold and foreign currency transactions .........        (10,239)        (87,763)         (9,277)
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ..................................................       (171,447)        (10,797)        (15,288)
                                                                                      ------------    ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ................        (10,817)         29,786          40,677
                                                                                      ------------    ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ............................................       (174,312)        (46,497)        (65,242)
  Distribution in excess of net investment income .................................             --         (19,609)             --
  Tax return of capital ...........................................................             --         (62,240)             --
                                                                                      ------------    ------------    ------------
   Total Distributions to Shareholders ............................................       (174,312)       (128,346)        (65,242)
                                                                                      ------------    ------------    ------------
From Fund Share Transactions: **
  Shares sold .....................................................................      6,286,678         234,407         185,778
  Shares issued to shareholders in reinvestment of distributions ..................        172,516         128,137          65,079
                                                                                      ------------    ------------    ------------
                                                                                         6,459,194         362,544         250,857
  Less shares repurchased .........................................................       (244,927)        (43,948)        (71,282)
                                                                                      ------------    ------------    ------------
   Net Increase ...................................................................      6,214,267         318,596         179,575
                                                                                      ------------    ------------    ------------
Net Assets:
  Beginning of period .............................................................             --       2,082,560       2,302,596
                                                                                      ------------    ------------    ------------
  End of period (including distributions in excess of net investment
   income of $3,443, $18,355, $18,355, none and none, respectively) ...............     $6,029,138      $2,302,596      $2,457,606
                                                                                      ============    ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..................................        $0.4264         $0.2134         $0.2663
                                                                                      ------------    ------------    ------------
  Per share distributions in excess of net investment income ......................            $--         $0.0900             $--
                                                                                      ------------    ------------    ------------
  Tax return of capital ...........................................................            $--         $0.2857             $--
                                                                                      ------------    ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ....................................................................        624,421          23,767          19,068
   Shares issued to shareholders in reinvestment of distributions .................         17,215          13,037           6,703
                                                                                      ------------    ------------    ------------
                                                                                           641,636          36,804          25,771
  Less shares repurchased .........................................................        (24,328)         (4,441)         (7,336)
                                                                                      ------------    ------------    ------------
   Net Increase ...................................................................        617,308          32,363          18,435
                                                                                      ============    ============    ============

                                                                                           V.A. MONEY MARKET FUND
                                                                                        ----------------------------
                                                                                          YEAR ENDED   SIX MONTHS ENDED
                                                                                         DECEMBER 31,    JUNE 30, 1998
                                                                                            1997         (UNAUDITED)
                                                                                        ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................................         $119,827        $216,963
  Net realized loss on investments sold and foreign currency transactions .........               --              --
  Change in net unrealized appreciation/depreciation of investments and
   foreign currency transactions ..................................................               --              --
                                                                                        ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ................          119,827         216,963
                                                                                        ------------    ------------
Distributions to Shareholders: *
  Dividends from net investment income ............................................         (119,827)       (216,963)
  Distribution in excess of net investment income .................................               --              --
  Tax return of capital ...........................................................               --              --
                                                                                        ------------    ------------
   Total Distributions to Shareholders ............................................         (119,827)       (216,963)
                                                                                        ------------    ------------
From Fund Share Transactions: **
  Shares sold .....................................................................        9,748,620      14,069,444
  Shares issued to shareholders in reinvestment of distributions ..................          118,655         216,670
                                                                                        ------------    ------------
                                                                                           9,867,275      14,286,114
  Less shares repurchased .........................................................       (1,696,845)    (11,753,034)
                                                                                        ------------    ------------
   Net Increase ...................................................................        8,170,430       2,533,080
                                                                                        ------------    ------------
Net Assets:
  Beginning of period .............................................................          206,628       8,377,058
                                                                                        ------------    ------------
  End of period (including distributions in excess of net investment
   income of $3,443, $18,355, $18,355, none and none, respectively) ...............       $8,377,058     $10,910,138
                                                                                        ============    ============
* Distributions to Shareholders:
  Per share dividends from net investment income ..................................          $0.0478         $0.0244
                                                                                        ------------    ------------
  Per share distributions in excess of net investment income ......................              $--             $--
                                                                                        ------------    ------------
  Tax return of capital ...........................................................              $--             $--
                                                                                        ------------    ------------
** Analysis of Fund Share Transactions:
   Shares sold ....................................................................        9,748,620      14,069,444
   Shares issued to shareholders in reinvestment of distributions .................          118,655         216,670
                                                                                        ------------    ------------
                                                                                           9,867,275      14,286,114
  Less shares repurchased .........................................................       (1,696,845)    (11,753,034)
                                                                                        ------------    ------------
   Net Increase ...................................................................        8,170,430       2,533,080
                                                                                        ============    ============

(1) Commenced operations on January 2, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                                               V.A. INTERNATIONAL FUND
                                                                                     ------------------------------------------
                                                                                       PERIOD           YEAR         SIX MONTHS
                                                                                       ENDED            ENDED          ENDED
                                                                                     DECEMBER 31,    DECEMBER 31,  JUNE 30, 1998
                                                                                       1996(1)           1997        (UNAUDITED)
                                                                                     ---------        ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................      $10.00           $11.23          $10.50
                                                                                     ---------        ---------       ---------
  Net Investment Income (2) ......................................................        0.07             0.05            0.09
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
    Transactions .................................................................        1.20            (0.13)           1.57
                                                                                     ---------        ---------       ---------
     Total from Investment Operations ............................................        1.27            (0.08)           1.66
                                                                                     ---------        ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ..........................................       (0.04)           (0.01)             --
   Distributions from Net Realized Gain on Investments Sold ......................          --            (0.64)             --
                                                                                     ---------        ---------       ---------
     Total Distributions .........................................................       (0.04)           (0.65)             --
                                                                                     ---------        ---------       ---------
  Net Asset Value, End of Period .................................................      $11.23           $10.50          $12.16
                                                                                     =========        =========       =========
  Total Investment Return at Net Asset Value (3) .................................       12.75%(5)        (0.54%)         15.81%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ......................       12.07%(5)        (1.43%)         14.39%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................      $2,267           $3,792          $5,830
  Ratio of Expenses to Average Net Assets ........................................        1.15%(6)         1.15%           1.15%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...........................        3.13%(6)         2.04%           4.01%(6)
  Ratio of Net Investment Income to Average Net Assets ...........................        2.03%(6)         0.43%           1.56%(6)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7) .......        0.05%(6)        (0.46%)         (1.30%)(6)
  Portfolio Turnover Rate ........................................................          14%             273%             64%
  Fee Reduction Per Share (2) ....................................................       $0.07            $0.10           $0.16

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                         V.A. REGIONAL BANK FUND
                                                         -----------------------
                                                              PERIOD ENDED
                                                             JUNE 30, 1998
                                                             (UNAUDITED)(1)
                                                             --------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................      $10.00
                                                              ----------
  Net Investment Income (2) ................................        0.02
  Net Realized and Unrealized Loss on Investments ..........       (0.43)
                                                              ----------
     Total from Investment Operations ......................       (0.41)
                                                              ----------
  Less Distributions:
   Dividends from Net Investment Income ....................       (0.02)
                                                              ----------
  Net Asset Value, End of Period ...........................       $9.57
                                                              ==========
  Total Investment Return at Net Asset Value (3) ...........       (4.13%)(5)
  Total Adjusted Investment Return at Net Asset
    Value (3,4) ............................................       (4.20%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................     $11,525
  Ratio of Expenses to Average Net Assets ..................        1.05%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .....        1.49%(6)
  Ratio of Net Investment Income to Average Net Assets .....        1.54%(6)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (7) .........................................        1.10%(6)
  Portfolio Turnover Rate ..................................           5%
  Fee Reduction Per Share (2) ..............................       $0.01

(1) Commenced operations on May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                               V.A. FINANCIAL INDUSTRIES FUND
                                                               ------------------------------
                                                                  PERIOD          SIX MONTHS
                                                                   ENDED             ENDED
                                                                DECEMBER 31,     JUNE 30, 1998
                                                                  1997(1)         (UNAUDITED)
                                                                ----------        ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................       $10.00            $13.44
                                                                ----------        ----------
  Net Investment Income (2) .................................         0.11              0.09
  Net Realized and Unrealized Gain on Investments and Foreign
    Currency Transactions ...................................         3.39              1.57
                                                                ----------        ----------
     Total from Investment Operations .......................         3.50              1.66
                                                                ----------        ----------

  Less Distributions:
   Dividends from Net Investment Income .....................        (0.05)               --
   Distributions from Net Realized Gain on Investments Sold .        (0.01)               --
                                                                ----------        ----------
     Total Distributions ....................................        (0.06)               --
                                                                ----------        ----------
  Net Asset Value, End of Period ............................       $13.44            $15.10
                                                                ==========        ==========
  Total Investment Return at Net Asset Value (3) ............        35.05%(5)         12.35%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4)..        34.71%(5)            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................      $18,465           $49,180
  Ratio of Expenses to Average Net Assets ...................         1.05%(6)          0.95%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ......         1.39%(6)            --
  Ratio of Net Investment Income to Average Net Assets ......         1.32%(6)          1.26%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) ..............................................         0.98%(6)            --
  Portfolio Turnover Rate ...................................           11%               22%
  Fee Reduction Per Share (2) ...............................        $0.03                --

(1) Commenced operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                                           V.A. EMERGING GROWTH FUND
                                                                                  ---------------------------------------------
                                                                                    PERIOD            YEAR         SIX MONTHS
                                                                                     ENDED            ENDED           ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,   JUNE 30, 1998
                                                                                    1996(1)            1997        (UNAUDITED)
                                                                                  ------------     ------------   -------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................................      $10.00            $9.32          $10.35
                                                                                   ---------        ---------       ---------
  Net Investment Income (Loss) (2) .............................................        0.02            (0.02)          (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments .......................       (0.68)            1.05            0.98
                                                                                   ---------        ---------       ---------
     Total from Investment Operations ..........................................       (0.66)            1.03            0.95
                                                                                   ---------        ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ........................................       (0.02)           (0.00)(3)          --
                                                                                   ---------        ---------       ---------
  Net Asset Value, End of Period ...............................................       $9.32           $10.35          $11.30
                                                                                   =========        =========       =========
  Total Investment Return at Net Asset Value (4) ...............................       (6.62%)(6)       11.06%           9.18%(6)
  Total Adjusted Investment Return at Net Asset Value (4,5) ....................       (8.05%)(6)        9.34%           8.81%(6)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................................        $975           $3,841          $6,583
  Ratio of Expenses to Average Net Assets ......................................        1.00%(7)         1.00%           1.00%(7)
  Ratio of Adjusted Expenses to Average Net Assets (8) .........................        5.19%(7)         2.72%           1.75%(7)
  Ratio of Net Investment Income (Loss) to Average Net Assets ..................        0.62%(7)        (0.16%)         (0.51%)(7)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (8) ..............       (3.57%)(7)       (1.88%)         (1.26%)(7)
  Portfolio Turnover Rate ......................................................          31%              79%             48%
  Fee Reduction Per Share (2) ..................................................       $0.14            $0.17           $0.04

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                V.A. SPECIAL
                                                             OPPORTUNITIES FUND
                                                              ------------------
                                                                PERIOD ENDED
                                                               JUNE 30, 1998
                                                                (UNAUDITED)(1)
                                                                -------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................      $10.00
                                                                 ---------
  Net Investment Income (2) ..................................        0.02
  Net Realized and Unrealized Gain on Investments ............        1.38
                                                                 ---------
     Total from Investment Operations ........................        1.40
                                                                 ---------

  Net Asset Value, End of Period .............................      $11.40
                                                                 =========
  Total Investment Return at Net Asset Value (3) .............       14.00%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..       12.49%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................      $1,217
  Ratio of Expenses to Average Net Assets ....................        1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .......        4.14%(6)
  Ratio of Net Investment Income to Average Net Assets .......        0.38%(6)
  Ratio of Adjusted Net Investment Loss to Average Net
    Assets (7)                                                       (2.76%)(6)
  Portfolio Turnover Rate ....................................          40%
  Fee Reduction Per Share (2) ................................       $0.16

(1) Commenced operations on January 2, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                  V.A. GROWTH FUND
                                                                    ------------------------------------------
                                                                       PERIOD           YEAR         SIX MONTHS
                                                                       ENDED           ENDED           ENDED
                                                                    DECEMBER 31,    DECEMBER 31,   JUNE 30, 1998
                                                                      1996(1)           1997        (UNAUDITED)
                                                                    ---------        ---------       ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................      $10.00            $9.39          $10.73
                                                                    ---------        ---------       ---------
  Net Investment Loss (2) .......................................       (0.01)           (0.04)          (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments ........       (0.60)            1.38            1.35
                                                                    ---------        ---------       ---------
     Total from Investment Operations ...........................       (0.61)            1.34            1.34
                                                                    ---------        ---------       ---------

  Net Asset Value, End of Period ................................       $9.39           $10.73          $12.07
                                                                    =========        =========       =========
  Total Investment Return at Net Asset Value (3) ................       (6.10%)(5)       14.27%          12.49%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....       (7.39%)(5)       12.90%          12.27%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................        $994           $3,733          $6,477
  Ratio of Expenses to Average Net Assets .......................        1.00%(6)         1.00%           1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........        4.76%(6)         2.37%           1.43%(6)
  Ratio of Net Investment Loss to Average Net Assets ............       (0.23%)(6)       (0.39%)         (0.16%)(6)
  Ratio of Adjusted Net Investment Loss to Average
    Net Assets (7) ..............................................       (3.99%)(6)       (1.76%)         (0.59%)(6)
  Portfolio Turnover Rate .......................................          68%             136%            108%
  Fee Reduction Per Share (2) ...................................       $0.13            $0.13           $0.02

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:

--------------------------------------------------------------------------------

                                                                 V.A. GROWTH &
                                                                  INCOME FUND
                                                                  -----------
                                                                  PERIOD ENDED
                                                                  JUNE 30, 1998
                                                                 (UNAUDITED)(1)
                                                                 --------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................      $10.00
                                                                   ---------
  Net Investment Income (2) ....................................        0.05
  Net Realized and Unrealized Gain on Investments and
    financial futures contracts ................................        1.46
                                                                   ---------
     Total from Investment Operations ..........................        1.51
                                                                   ---------

  Less Distributions:
   Dividends from Net Investment Income ........................       (0.05)
                                                                   ---------
  Net Asset Value, End of Period ...............................      $11.46
                                                                   =========
  Total Investment Return at Net Asset Value (3) ...............       15.09%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ....       14.77%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................      $8,367
  Ratio of Expenses to Average Net Assets ......................        0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .........        1.51%(6)
  Ratio of Net Investment Income to Average Net Assets .........        1.42%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) .................................................        0.76%(6)
  Portfolio Turnover Rate ......................................          62%
  Fee Reduction Per Share (2) ..................................       $0.03

(1) Commenced operations on January 2, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                      V.A. INDEPENDENCE EQUITY FUND
                                                                             -------------------------------------------
                                                                               PERIOD             YEAR        SIX MONTHS
                                                                                ENDED             ENDED          ENDED
                                                                             DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                               1996(1)            1997        (UNAUDITED)
                                                                             ----------        ----------     ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................       $10.00            $11.11         $14.11
                                                                             ----------        ----------     ----------
  Net Investment Income (2) ..............................................         0.06              0.16           0.05
  Net Realized and Unrealized Gain on Investments ........................         1.12              3.23           2.75
                                                                             ----------        ----------     ----------
     Total from Investment Operations ....................................         1.18              3.39           2.80
                                                                             ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income ..................................        (0.06)            (0.14)         (0.05)
   Distributions from Net Realized Gain on Investments Sold ..............        (0.01)            (0.25)            --
                                                                             ----------        ----------     ----------
     Total Distributions .................................................        (0.07)            (0.39)         (0.05)
                                                                             ----------        ----------     ----------
  Net Asset Value, End of Period .........................................       $11.11            $14.11         $16.86
                                                                             ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) .........................        11.78%(5)         30.68%         19.86%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............        10.66%(5)         30.04%         19.83%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................       $1,149            $8,719        $16,208
  Ratio of Expenses to Average Net Assets ................................         0.95%(6)          0.95%          0.95%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...................         4.23%(6)          1.59%          1.00%(6)
  Ratio of Net Investment Income to Average Net Assets ...................         1.60%(6)          1.24%          0.71%(6)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net
    Assets (7) ...........................................................        (1.68%)(6)         0.60%          0.66%(6)
  Portfolio Turnover Rate ................................................           24%               53%            32%
  Fee Reduction Per Share (2) ............................................        $0.12             $0.08          $0.00(8)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                      V.A. SOVEREIGN INVESTORS FUND
                                                                             -------------------------------------------
                                                                               PERIOD             YEAR        SIX MONTHS
                                                                                ENDED             ENDED          ENDED
                                                                             DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                               1996(1)            1997        (UNAUDITED)
                                                                             ----------        ----------     ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................       $10.00            $10.74         $13.59
                                                                             ----------        ----------     ----------
  Net Investment Income (2) ..............................................         0.07              0.22           0.12
  Net Realized and Unrealized Gain on Investments ........................         0.76              2.82           1.03
                                                                             ----------        ----------     ----------
     Total from Investment Operations ....................................         0.83              3.04           1.15
                                                                             ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income ..................................        (0.07)            (0.18)         (0.11)
   Distributions from Net Realized Gain on Investments Sold ..............        (0.02)            (0.01)            --
                                                                             ----------        ----------     ----------
     Total Distributions .................................................        (0.09)            (0.19)         (0.11)
                                                                             ----------        ----------     ----------
  Net Asset Value, End of Period .........................................       $10.74            $13.59         $14.63
                                                                             ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) .........................         8.30%(5)         28.43%          8.43%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............         7.30%(5)         28.12%            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................       $1,111           $12,187        $23,155
  Ratio of Expenses to Average Net Assets ................................         0.85%(6)          0.85%          0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...................         3.78%(6)          1.16%            --
  Ratio of Net Investment Income to Average Net Assets ...................         1.90%(6)          1.81%          1.69%(6)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (7)        (1.03%)(6)         1.50%            --
  Portfolio Turnover Rate ................................................           17%               11%            12%
  Fee Reduction Per Share (2) ............................................        $0.11             $0.04             --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                               V.A. 500 INDEX FUND
                                                                                    -------------------------------------------
                                                                                      PERIOD             YEAR        SIX MONTHS
                                                                                      ENDED             ENDED          ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                                      1996(1)            1997        (UNAUDITED)
                                                                                    ----------        ----------     ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................................       $10.00            $10.44         $12.62
                                                                                    ----------        ----------     ----------
  Net Investment Income (2) .....................................................         0.17              0.30           0.10
  Net Realized and Unrealized Gain on Investments and Financial Futures Contracts         0.98              2.72           2.12
                                                                                    ----------        ----------     ----------
     Total from Investment Operations ...........................................         1.15              3.02           2.22
                                                                                    ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income .........................................        (0.16)            (0.30)         (0.10)
   Distributions from Net Realized Gain on Investments Sold .....................        (0.55)            (0.54)            --
                                                                                    ----------        ----------     ----------
     Total Distributions ........................................................        (0.71)            (0.84)         (0.10)
                                                                                    ----------        ----------     ----------
  Net Asset Value, End of Period ................................................       $10.44            $12.62         $14.74
                                                                                    ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) ................................        11.49%(5)         29.51%         17.59%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....................        11.25%(5)         29.27%         17.46%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................................       $4,049           $20,008        $18,073
  Ratio of Expenses to Average Net Assets .......................................         0.60%(6)          0.36%          0.35%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........................         1.31%(6)          0.60%          0.62%(6)
  Ratio of Net Investment Income to Average Net Assets ..........................         4.57%(6)          2.45%          1.41%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .............         3.86%(6)          2.21%          1.14%(6)
  Portfolio Turnover Rate .......................................................           --                 9%            13%
  Fee Reduction Per Share (2) ...................................................        $0.03             $0.03          $0.02

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                 V.A. SOVEREIGN BOND FUND
                                                                      -------------------------------------------
                                                                        PERIOD            YEAR         SIX MONTHS
                                                                        ENDED            ENDED           ENDED
                                                                      DECEMBER 31,     DECEMBER 31,   JUNE 30, 1998
                                                                        1996(1)           1997         (UNAUDITED)
                                                                      ----------       ----------      ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................      $10.00           $10.19          $10.36
                                                                      ---------        ---------       ---------
  Net Investment Income (2) .......................................        0.23             0.68            0.32
  Net Realized and Unrealized Gain on Investments .................        0.21             0.24            0.11
                                                                      ---------        ---------       ---------
     Total from Investment Operations .............................        0.44             0.92            0.43
                                                                      ---------        ---------       ---------

  Less Distributions:
   Dividends from Net Investment Income ...........................       (0.23)           (0.68)          (0.32)
   Distributions from Net Realized Gain on Investments Sold .......       (0.02)           (0.07)             --
                                                                      ---------        ---------       ---------
     Total Distributions ..........................................       (0.25)           (0.75)          (0.32)
                                                                      ---------        ---------       ---------
  Net Asset Value, End of Period ..................................      $10.19           $10.36          $10.47
                                                                      =========        =========       =========
  Total Investment Return at Net Asset Value (3) ..................        4.42%(5)         9.30%           4.20%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .......        3.25%(5)         7.52%           3.82%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................      $1,056           $3,682          $6,453
  Ratio of Expenses to Average Net Assets .........................        0.75%(6)         0.75%           0.75%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ............        4.15%(6)         2.53%           1.52%(6)
  Ratio of Net Investment Income to Average Net Assets ............        6.69%(6)         6.57%           6.19%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7)        3.29%(6)         4.79%           5.42%(6)
  Portfolio Turnover Rate .........................................          45%             193%            201%
  Fee Reduction Per Share (2) .....................................       $0.12            $0.18           $0.04

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                             V.A. STRATEGIC INCOME FUND
                                                                                    -------------------------------------------
                                                                                      PERIOD            YEAR         SIX MONTHS
                                                                                       ENDED            ENDED           ENDED
                                                                                    DECEMBER 31,     DECEMBER 31,   JUNE 30, 1998
                                                                                      1996(1)           1997         (UNAUDITED)
                                                                                    ----------       ----------      ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................................       $10.00            $10.30         $10.47
                                                                                    ----------        ----------     ----------
  Net Investment Income (2) .....................................................         0.27              0.91           0.44
  Net Realized and Unrealized Gain on Investments and financial
    futures contracts ...........................................................         0.36              0.26           0.04
                                                                                    ----------        ----------     ----------
     Total from Investment Operations ...........................................         0.63              1.17           0.48
                                                                                    ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income .........................................        (0.27)            (0.91)         (0.44)
   Distributions from Net Realized Gain on Investments Sold .....................        (0.06)            (0.09)            --
                                                                                    ----------        ----------     ----------
     Total Distributions ........................................................        (0.33)            (1.00)         (0.44)
                                                                                    ----------        ----------     ----------
  Net Asset Value, End of Period ................................................       $10.30            $10.47         $10.51
                                                                                    ==========        ==========     ==========
  Total Investment Return at Net Asset Value (3) ................................         6.45%(5)         11.77%          4.61%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....................         5.96%(5)         11.25%          4.54%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................................       $2,131            $5,540        $10,844
  Ratio of Expenses to Average Net Assets .......................................         0.85%(6)          0.85%          0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........................         2.28%(6)          1.37%          0.99%(6)
  Ratio of Net Investment Income to Average Net Assets ..........................         7.89%(6)          8.77%          8.36%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .............         6.46%(6)          8.25%          8.22%(6)
  Portfolio Turnover Rate .......................................................           73%              110%            53%
  Fee Reduction Per Share (2) ...................................................        $0.05             $0.05          $0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                 V.A. HIGH YIELD
                                                                     BOND FUND
                                                                 ---------------
                                                                      PERIOD
                                                                      ENDED
                                                                  JUNE 30, 1998
                                                                  (UNAUDITED)(1)
                                                                 ---------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........................      $10.00
                                                                   ---------
  Net Investment Income (2) ....................................        0.43
  Net Realized and Unrealized Loss on Investments and foreign
    currency transactions ......................................       (0.23)
                                                                   ---------
     Total from Investment Operations ..........................        0.20
                                                                   ---------
  Less Distributions:
   Dividends from Net Investment Income ........................       (0.43)
                                                                   ---------
  Net Asset Value, End of Period ...............................       $9.77
                                                                   =========
  Total Investment Return at Net Asset Value (3) ...............        1.94%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ....        1.69%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....................      $6,029
  Ratio of Expenses to Average Net Assets ......................        0.85%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) .........        1.37%(6)
  Ratio of Net Investment Income to Average Net Assets .........        9.25%(6)
  Ratio of Adjusted Net Investment Income to Average Net
    Assets (7) .................................................        8.73%(6)
  Portfolio Turnover Rate ......................................          92%
  Fee Reduction Per Share (2) ..................................       $0.03

(1) Commenced operations on January 2, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                              V.A. WORLD BOND FUND
                                                                                    -------------------------------------------
                                                                                      PERIOD             YEAR        SIX MONTHS
                                                                                      ENDED             ENDED           ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,  JUNE 30, 1998
                                                                                      1996(1)            1997        (UNAUDITED)
                                                                                    ---------        ---------        ---------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..........................................      $10.00           $10.20            $9.74
                                                                                    ---------        ---------        ---------
  Net Investment Income (2) .....................................................        0.20             0.59             0.27
  Net Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Transactions ...............................................        0.20            (0.46)           (0.10)
                                                                                    ---------        ---------        ---------
     Total from Investment Operations ...........................................        0.40             0.13             0.17
                                                                                    ---------        ---------        ---------

  Less Distributions:
   Dividends from Net Investment Income .........................................       (0.20)           (0.21)           (0.27)
   Distributions in Excess of Net Investment Income .............................          --            (0.09)              --
   Tax Return of Capital ........................................................          --            (0.29)              --
                                                                                    ---------        ---------        ---------
     Total Distributions ........................................................       (0.20)           (0.59)           (0.27)
                                                                                    ---------        ---------        ---------
  Net Asset Value, End of Period ................................................      $10.20            $9.74            $9.64
                                                                                    =========        =========        =========
  Total Investment Return at Net Asset Value (3) ................................        4.05%(5)         1.37%            1.72%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) .....................        3.30%(5)         0.07%            1.21%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ......................................      $2,083           $2,303           $2,458
  Ratio of Expenses to Average Net Assets .......................................        1.00%(6)         1.00%            1.00%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ..........................        3.19%(6)         2.30%            2.02%(6)
  Ratio of Net Investment Income to Average Net Assets ..........................        5.83%(6)         5.98%            5.51%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (7) .............        3.64%(6)         4.68%            4.49%(6)
  Portfolio Turnover Rate .......................................................          30%             176%              53%
  Fee Reduction Per Share (2) ...................................................       $0.08            $0.13            $0.05

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Declaration Trust

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                         V.A. MONEY MARKET FUND
                                                                             ---------------------------------------------
                                                                               PERIOD             YEAR         SIX MONTHS
                                                                                ENDED             ENDED           ENDED
                                                                             DECEMBER 31,      DECEMBER 31,   JUNE 30, 1998
                                                                               1996(1)            1997         (UNAUDITED)
                                                                             ----------        ----------       ----------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................        $1.00             $1.00            $1.00
                                                                             ----------        ----------       ----------
  Net Investment Income (2) ..............................................         0.02              0.05             0.02

  Less Distributions:
   Dividends from Net Investment Income ..................................        (0.02)            (0.05)           (0.02)
                                                                             ----------        ----------       ----------
  Net Asset Value, End of Period .........................................        $1.00             $1.00            $1.00
                                                                             ==========        ==========       ==========
  Total Investment Return at Net Asset Value (3) .........................         1.61%(5)          4.88%            2.47%(5)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............        (7.55%)(5)         4.36%            2.45%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................         $207            $8,377          $10,910
  Ratio of Expenses to Average Net Assets ................................         0.75%(6)          0.75%            0.75%(6)
  Ratio of Adjusted Expenses to Average Net Assets (7) ...................        27.48%(6)          1.27%            0.80%(6)
  Ratio of Net Investment Income to Average Net Assets ...................         4.68%(6)          4.86%            4.91%(6)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (7) ...............................................       (22.05%)(6)         4.34%            4.86%(6)
  Fee Reduction Per Share (2) ............................................        $0.08             $0.00(8)         $0.00(8)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on June 30, 1998. It's divided into four main categories: common stocks, preferred stocks, rights and short-term investments. Common stocks, preferred stocks and rights are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

COMMON STOCKS
Australia (1.80%)
  Australia & New Zealand Banking Group Ltd.,
   American Depositary Receipts (ADR)
   (Banks - Foreign) .......................................       2         $68
  National Australia Bank Ltd. (Banks - Foreign) ...........   1,794      23,720
  News Corp. Ltd. (The) (Media) ............................   2,000      16,363
  News Corp. Ltd. (The) (ADR) (Media) ......................     476      15,292
  Normandy Mining Ltd. (Metal) .............................  15,439      12,651
  Telstra Corp., Ltd. (Telecommunications) .................   9,508      24,435
  Westpac Banking Corp. (Banks - Foreign) ..................   2,000      12,229
                                                                      ----------
                                                                         104,758
                                                                      ----------
Belgium (2.60%)
  Electrabel SA (Utilities) ................................     141      39,999
  Fortis AG (Insurance) ....................................      84      21,457
  PetroFina SA (Oil & Gas) .................................      70      28,751
  Tractebel SA (Utilities) .................................     420      61,549
                                                                      ----------
                                                                         151,756
                                                                      ----------
Brazil (0.02%)
  Telecomunicacoes Brasileiras S/A (ADR)
   (Telecommunications) ....................................      10       1,092
                                                                      ----------
Canada (4.60%)
  BCE, Inc. (Telecommunications) ...........................     315      13,507
  Bombardier Inc. (Diversified Operations) .................   1,613      43,955
  Northern Telecom Ltd. (Telecommunications) ...............     845      47,890
  Royal Bank of Canada (Banks - Foreign)  ..................   1,156      69,794
  Toronto-Dominion Bank (Banks - Foreign) ..................   2,055      93,117
                                                                      ----------
                                                                         268,263
                                                                      ----------
Denmark (1.11%)
  Novo Nordisk A/S (Medical) ...............................     330      45,540
  Tele Danmark A/S (Telecommunications) ....................     200      19,215
                                                                      ----------
                                                                          64,755
                                                                      ----------
Finland (1.38%)
  Nokia AB (Telecommunications) ............................   1,090      80,243
                                                                      ----------
France (13.34%)
  Accor SA (Leisure) .......................................      95      26,587
  Alcatel Alsthom SA (Telecommunications) ..................     332      67,600
  Alstom SA (Machinery)* ...................................   1,362      44,832
  Axa SA (Insurance) .......................................     531      59,725
  Cap Gemini SA (Computers) ................................     462      72,597
  Carrefour SA (Retail) ....................................      46      29,103
  Compagnie de Saint Gobain SA (Building) ..................      85      15,761
  Compagnie Generale des Eaux (Diversified Operations) .....     263      56,161
  Danone SA (Food) .........................................     139      38,327
  Elf Aquitaine SA (Oil & Gas) .............................     494      69,454
  France Telecom SA (ADR) (Telecommunications)* ............     750      52,172
  L'Air Liquide SA (Chemicals) .............................      74      12,240
  L'Oreal SA (Cosmetics & Personal Care)  ..................      51      28,369
  Legrand SA (Electronics) .................................      55      14,556
  Paribas SA (Banks - Foreign) .............................     339      36,279
  Pinault-Printemps-Redoute SA (Retail) ....................      17      14,228
  Schneider SA (Machinery) .................................     165      13,158
  Suez Lyonnaise des Eaux (Diversified Operations) .........     320      52,666
  Synthelabo SA (Medical) ..................................     174      29,356
  Total SA (Oil & Gas) .....................................     101      13,131
  Valeo SA (Automobile / Trucks) ...........................     308      31,484
                                                                      ----------
                                                                         777,786
                                                                      ----------
Germany (6.87%)
  Allianz AG (Insurance) ...................................     170      56,700
  Allianz AG (New shares) (Insurance)* .....................       5       1,654
  Bayerische Motoren Werke AG (Automobile / Trucks) ........      60      60,717
  Bayerische Motoren Werke AG (New shares)
   (Automobile / Trucks)* ..................................      19      19,227
  Bayerische Vereinsbank AG (Banks - Foreign) ..............     328      27,827
  Daimler-Benz AG (Automobile / Trucks) ....................     150      14,763
  Deutsche Bank AG (Banks - Foreign) .......................     888      75,139
  Deutsche Telekom AG (Telecommunications) .................   1,043      28,570
  Fresenius AG (Medical) ...................................      59      10,142
  Mannesmann AG (Machinery) ................................     370      38,058
  Muenchener Rueckversicherungs-Gesellschaft
   AG (Insurance) ..........................................      45      22,357
  Siemens AG (Diversified Operations) ......................     419      25,591
  VEBA AG (Diversified Operations) .........................     293      19,715
                                                                      ----------
                                                                         400,460
                                                                      ----------
Hong Kong (2.64%)
  Cheung Kong Holdings Ltd. (Real Estate Operations) .......   4,000      19,670
  China Telecom Ltd. (Telecommunications)* .................  18,000      31,247
  China Telecom Ltd. (ADR) (Telecommunications)* ...........     225       7,777
  Hong Kong Telecommunications Ltd.
   (Telecommunications) ....................................  13,921      26,142
  HSBC Holdings Ltd. (Banks - Foreign) .....................     800      19,566
  Hutchison Whampoa Ltd. (Diversified Operations) ..........   4,554      24,040
  Sun Hung Kai Properties Ltd. (Real Estate Operations) ....   6,000      25,478
                                                                      ----------
                                                                         153,920
                                                                      ----------
India (0.35%)
  State Bank of India, Global Depositary Receipts
   (Banks - Foreign) .......................................   1,721      20,394
                                                                      ----------
Ireland (2.37%)
  Allied Irish Banks PLC (ADR) (Banks - Foreign) ...........   1,472     126,316
  CRH PLC (Building) .......................................     840      11,922
                                                                      ----------
                                                                         138,238
                                                                      ----------
Italy (4.45%)
  Assicurazioni Generali SpA (Insurance)  ..................     450      14,639
  Banca Popolare di Brescia SpA (Banks - Foreign) ..........   1,400      26,475
  Credito Italiano SpA (Banks - Foreign)  ..................   8,670      45,406
  Ente Nazionale Idrocarburi SpA (Oil & Gas) ...............   3,773      24,739
  Istituto Nazionale delle Assicurazioni SpA (Insurance) ...  11,876      33,755
  Telecom Italia Mobile SpA (Telecommunications) ...........   7,379      45,144
  Telecom Italia SpA (Telecommunications) ..................   9,405      69,264
                                                                      ----------
                                                                         259,422
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

Japan (9.85%)
  Bank of Tokyo-Mitsubishi, Ltd. (Banks - Foreign) .........   3,000     $31,872
  Bridgestone Corp. (Rubber - Tires & Misc.) ...............   1,000      23,722
  Fuji Photo Film Co., Ltd. (Leisure) ......................   1,000      34,932
  Fujitsu Ltd. (Computers) .................................   2,000      21,118
  Honda Motor Co., Ltd. (Automobile / Trucks) ..............   2,000      71,454
  Ito-Yokado Co., Ltd. (Retail) ............................   1,000      47,226
  Kansai Electric Power Co., Inc. (Utilities) ..............   2,000      34,859
  Matsushita Electric Industrial Co., Ltd. (Electronics) ... 3,000 48,384 Nippon Telephone & Telegraph Corp.
   (Telecommunications) ....................................       6      49,902
  Nomura Securities Co., Ltd. (Finance) ....................   4,000      46,720
  Shin-Etsu Chemical Co., Ltd. (Chemicals) .................   2,000      34,715
  Sony Corp. (Electronics) .................................     400      34,570
  TDK Corp. (Electronics) ..................................   1,000      74,130
  Tokio Marine & Fire Insurance Co. (Insurance) ............   2,000      20,626
                                                                      ----------
                                                                         574,230
                                                                      ----------
Mexico (1.61%)
  Panamerican Beverages, Inc. (Beverages) ..................   2,978      93,621
                                                                      ----------
Netherlands (6.28%)
  ABN AMRO Holding NV (ADR) (Banks - Foreign) ..............   3,489      81,773
  AEGON NV (Insurance) .....................................     402      35,004
  Akzo Nobel NV (Chemicals) ................................     130      28,919
  ING Groep NV (ADR) (Banks - Foreign) .....................   1,125      73,547
  KPN NV (Utilities) .......................................     500      19,260
  Royal Dutch Petroleum Co. (Oil & Gas) ....................   1,037      57,545
  Royal Philips Electronics NV (Electronics) ...............     684      57,540
  TNT Post groep NV (Transport)* ...........................     500      12,791
                                                                      ----------
                                                                         366,379
                                                                      ----------
Norway (1.14%)
  Norsk Hydro ASA (Oil & Gas) ..............................     500      22,017
  Orkla ASA (Diversified Operations) .......................   1,900      44,249
                                                                      ----------
                                                                          66,266
                                                                      ----------
Portugal (1.46%)
  Cimpor-Cimentos de Portugal SA (Building) ................   1,000      35,157
  Electricidade de Portugal SA (Utilities) .................     821      19,097
  Portugal Telecom SA (Telecommunications) .................     577      30,600
                                                                      ----------
                                                                          84,854
                                                                      ----------
Singapore (0.30%)
  Oversea-Chinese Banking Corp., Ltd. (Banks - Foreign) ....   3,050      10,408
  Singapore Telecommunications, Ltd.
   (Telecommunications) ....................................   5,000       7,122
                                                                      ----------
                                                                          17,530
                                                                      ----------
Spain (3.80%)
  Argentaria Corp. BC (Banks - Foreign) ....................   1,020      22,881
  Banco Bilbao Vizcaya SA (Banks - Foreign) ................     806      41,364
  Banco Santander SA (Banks - Foreign) .....................   1,634      41,822
  Endesa SA (Utilities) ....................................   2,543      55,636
  Iberdrola SA (Utilities) .................................     742      12,048
  Repsol SA (Oil & Gas) ....................................     227      12,508
  Telefonica de Espana SA (Telecommunications) .............     762      35,230
                                                                      ----------
                                                                         221,489
                                                                      ----------
Sweden (3.39%)
  Astra AB (Medical) .......................................     986      20,150
  Ericsson (LM) Telefonaktiebolaget
   (Telecommunications) ....................................   2,006      58,601
  Investor AB (Diversified Operations) .....................   1,364      79,607
Sweden (continued)
  Nordbanken Holding AB (Banks - Foreign) ..................   4,912      36,027
  Saab AB (Aerospace)* .....................................     278       2,928
                                                                      ----------
                                                                         197,313
                                                                      ----------
Switzerland (9.10%)
  Adecco SA (Business Services - Misc.) ....................      63      28,457
  Alusuisse-Lonza Holding AG (Containers)* .................      10      12,706
  Barry Callebaut AG (Food)* ...............................      73      15,764
  Credit Suisse Group (Banks - Foreign) ....................     266      59,285
  Nestle SA (Food) .........................................      43      92,173
  Novartis AG (Medical) ....................................      52      86,672
  Roche Holding AG (Medical) ...............................       2      19,672
  Schweizerische Rueckversicherungs-Gesellschaft
   (Insurance) .............................................      20      50,664
  Union Bank of Switzerland AG (Banks - Foreign) ...........     207      77,097
  Zurich Versicherungs-Gesellschaft (Insurance) ............     138      88,215
                                                                      ----------
                                                                         530,705
                                                                      ----------
United Kingdom (13.78%)
  B.A.T. Industries PLC (Tobacco) ..........................   1,667      16,700
  British Petroleum Co. PLC (Oil & Gas) ....................   3,506      51,164
  British Telecommunications PLC (Telecommunications) ......   2,500      30,889
  Diageo PLC (Beverages) ...................................   1,593      18,885
  EMAP PLC (Media) .........................................   1,498      30,315
  Glaxo Wellcome PLC (Medical) .............................   2,018      60,616
  Granada Group PLC (Diversified Operations) ...............   3,000      55,200
  Kingfisher PLC (Retail) ..................................   1,500      24,169
  Lloyds TSB Group PLC (Banks - Foreign)  ..................   5,622      78,710
  Marks & Spencer PLC (Retail) .............................   3,041      27,698
  Pearson PLC (Media) ......................................   1,584      29,040
  Regal Hotel Group PLC (Leisure) ..........................  50,000      35,899
  Royal & Sun Alliance Insurance Group PLC (Insurance) .....   3,665      37,910
  Royal Bank of Scotland Group PLC (Banks - Foreign) .......   2,306      40,043
  SmithKline Beecham PLC (Medical) .........................   4,247      51,872
  Thames Water PLC (Utilities) .............................   1,000      18,216
  Unilever PLC (Consumer Products - Misc.) .................   7,900      84,156
  WPP Group PLC (Advertising) ..............................   9,000      59,020
  Zeneca Group PLC (Medical) ...............................   1,234      52,994
                                                                      ----------
                                                                         803,496
                                                                      ----------
                                         TOTAL COMMON STOCKS
                                           (Cost $4,856,049) (92.24%)  5,376,970
                                                             -------  ----------

PREFERRED STOCKS
Brazil (2.08%)
  Compania Riograndense de Telecomunicacoes
   SA (Telecommunications) .................................  11,971      13,052
  Petroleo Brasileiro SA (Oil & Gas) ....................... 242,000      44,987
  Telecomunicacoes de Sao Paulo
   SA (Telecommunications) ................................. 197,897      46,542
  Telesp Celular SA (Telecommunications)* .................. 197,897      16,427
                                                                      ----------
                                                                         121,008
                                                                      ----------
Germany (0.97%)
  Henkel KGaA (Chemicals) ..................................     173      17,123
  SAP AG (Computers) .......................................      58      39,397
                                                                      ----------
                                                                          56,520
                                                                      ----------
                                      TOTAL PREFERRED STOCKS
                                             (Cost $178,308)  (3.05%)    177,528
                                                             -------  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. International Fund

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----

RIGHT
Brazil (0.00%)
  Telecomunicacoes de Sao Paulo
   SA (Telecommunications)* ................................   9,300        $149
                                                                      ----------
                                                 TOTAL RIGHT
                                                   (Cost $0)  (0.00%)        149
                                                             -------  ----------
                            TOTAL PREFERRED STOCKS AND RIGHT
                                             (Cost $178,308)  (3.05%)    177,677
                                                             -------  ----------

                                                INTEREST    PAR VALUE
                                                  RATE    (000s OMITTED)
                                                  ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.53%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Notes,
   5.00% thru 7.50% due 02-15-99
   thru 11-15-01) - Note B....................   5.750%         $206     206,000
                                                                      ----------
                           TOTAL SHORT-TERM INVESTMENTS       (3.53%)    206,000
                                                            --------  ----------
                                      TOTAL INVESTMENTS      (98.82%)  5,760,647
                                                            --------  ----------
                      OTHER ASSETS AND LIABILITIES, NET       (1.18%)     68,892
                                                            --------  ----------
                                       TOTAL NET ASSETS     (100.00%) $5,829,539
                                                            ========  ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to the various investment categories.

                                                      MARKET VALUE
INVESTMENT CATEGORIES                           AS A % OF FUND NET ASSETS
---------------------                           -------------------------

  Advertising................................             1.01%
  Aerospace .................................             0.05
  Automobiles / Trucks.......................             3.39
  Banks - Foreign............................            20.09
  Beverages..................................             1.93
  Building ..................................             1.08
  Business Services - Misc. .................             0.49
  Chemicals..................................             1.60
  Computers..................................             2.28
  Consumer Products - Misc. .................             1.44
  Containers.................................             0.22
  Cosmetics & Personal Care..................             0.49
  Diversified Operations.....................             6.88
  Electronics................................             3.93
  Finance ...................................             0.80
  Food.......................................             2.51
  Insurance..................................             7.59
  Leisure....................................             1.67
  Machinery..................................             1.65
  Media......................................             1.56
  Medical....................................             6.47
  Metal .....................................             0.22
  Oil & Gas..................................             5.56
  Real Estate Operations.....................             0.78
  Retail.....................................             2.44
  Rubber - Tire & Misc. .....................             0.41
  Telecommunications.........................            13.77
  Tobacco....................................             0.29
  Transport .................................             0.22
  Utilities..................................             4.47
  Short-Term Investments.....................             3.53
                                                         -----
                            TOTAL INVESTMENTS            98.82%
                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. Regional Bank Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Superregional Banks (4.17%)
  KeyCorp. (OH ) ..........................................  2,200      $78,375
  Mellon Bank Corp. (PA ) .................................  1,300       90,512
  NationsBank Corp. (NC ) .................................  2,000      153,000
  Norwest Corp. (MN ) .....................................  4,250      158,844
                                                                     ----------
                                                                        480,731
                                                                     ----------
Banks - United States (81.79%)
  Associated Banc-Corp. (WI ) .............................  5,719      215,168
  BancFirst Corp. (OK ) ...................................  3,800      176,700
  BancorpSouth, Inc. (MS ) ................................  9,325      195,825
  Bank of the Ozarks, Inc. (AR ) ..........................  5,700      176,700
  BB&T Corp. (NC ) ........................................  3,650      246,831
  CCB Financial Corp. (NC ) ...............................  2,450      260,312
  Centura Banks, Inc. (NC ) ...............................  3,350      209,375
  Chittenden Corp. (VT ) ..................................  6,250      218,750
  City National Corp. (CA ) ...............................  6,700      247,481
  CNB Bancshares, Inc. (IN ) ..............................  5,000      240,000
  Colonial BancGroup, Inc. (AL ) ..........................  6,350      204,787
  Comerica, Inc. (MI ) ....................................  4,000      265,000
  Commerce Bancshares, Inc. (MO ) .........................  3,800      185,487
  Community First Bankshares, Inc. (ND ) ..................  7,600      199,025
  Compass Bancshares, Inc. (AL ) ..........................  5,425      244,803
  Crestar Financial Corp. (VA ) ...........................  3,800      207,338
  Cullen / Frost Bankers, Inc. (TX ) ......................  4,000      217,000
  First Hawaiian, Inc. (HI ) ..............................  4,300      156,412
  First Security Corp. (UT ) .............................. 11,600      248,312
  First Tennessee National Corp. (TN ) ....................  6,875      216,992
  First Virginia Banks, Inc. (VA ) ........................  4,750      242,844
  First Western Bancorp., Inc. (PA ) ......................  6,150      181,041
  Firstar Corp. (WI ) .....................................  6,750      256,500
  FirstMerit Corp. (OH ) ..................................  8,225      239,553
  HUBCO, Inc. (NJ ) .......................................  6,500      232,781
  Imperial Bancorp. * (CA ) ...............................  8,700      261,000
  Marshall & Ilsley Corp. (WI ) ...........................  4,200      214,463
  Mercantile Bankshares Corp. (MD ) .......................  6,450      224,541
  Mississippi Valley Bancshares, Inc. (MO ) ...............  4,700      185,650
  North Fork Bancorp., Inc. (NY ) .........................  3,750       91,641
  Old Kent Financial Corp. (MI ) ..........................  1,288       46,310
  Regions Financial Corp. (AL ) ...........................  5,625      230,977
  Santa Barbara Bancorp. (CA ) ............................  8,650      248,688
  Security Bank Holding Co. (OR ) .........................  4,000       40,000
  Silicon Valley Bancshares* (CA ) ........................  2,950      105,001
  SouthTrust Corp. (AL ) ..................................  4,250      184,875
  Southwest Bancorp. of Texas, Inc.* (TX ) ................  6,950      130,747
  Star Banc Corp. (OH ) ...................................  2,800      178,850
  Sterling Bancshares, Inc. (TX ) ......................... 10,400      163,800
  Summit Bancshares, Inc. (TX ) ........................... 10,525      223,656
  TCF Financial Corp. (MN ) ...............................  7,600      224,200
  Texas Regional Bancshares, Inc. (Class A) (TX ) .........  5,700      186,675
  UST Corp. (MA ) .........................................  9,050      239,825
  Westamerica Bancorp. (CA ) ..............................  5,150      165,444
  West Coast Bancorp. (OR ) ...............................  7,600      187,150
  Whitney Holding Corp. (LA ) .............................  3,850      195,388
  Zions Bancorp. (UT ) ....................................  4,000      212,500
                                                                     ----------
                                                                      9,426,398
                                                                     ----------
Thrifts (8.38%)
  ALBANK Financial Corp. (NY ) ............................  4,000     $282,250
  Charter One Financial, Inc. (OH ) .......................  4,975      167,595
  First Financial Holdings, Inc. (SC ) ....................  7,600      180,500
  InterWest Bancorp., Inc. (WA ) ..........................  4,250      184,344
  Washington Mutual, Inc. (WA ) ...........................  3,475      150,945
                                                                     ----------
                                                                        965,634
                                                                     ----------
                                       TOTAL COMMON STOCKS
                                        (Cost $11,105,909) (94.34%)  10,872,763
                                                            -------  ----------

                                                INTEREST    PAR VALUE
                                                  RATE    (000s OMITTED)
                                                  ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (12.32%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   USA, Inc. Dated 06-30-98,
   due 07-01-98 (Secured by U.S.
   Treasury Bond, 9.125% due
   05-15-18, and U.S. Treasury
   Notes, 5.00% thru 8.75% due
   12-31-98 thru 04-30-03) -
   Note B........................................   5.750%  $1,420    1,420,000
                                                                    -----------

Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%............................                           790
                                                                    -----------
                             TOTAL SHORT-TERM INVESTMENTS  (12.33%)   1,420,790
                                                          --------  -----------
                                        TOTAL INVESTMENTS (106.67%)  12,293,553
                                                          --------  -----------
                        OTHER ASSETS AND LIABILITIES, NET   (6.67%)    (768,875)
                                                          --------  -----------
                                         TOTAL NET ASSETS (100.00%) $11,524,678
                                                          ========  ===========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Banks - Foreign (6.22%)
  Allied Irish Banks PLC, (American Depositary
   Receipt), (ADR) (Ireland) .............................   9,500      $815,219
  Anglo Irish Bank Corp., PLC (Ireland) ..................   5,000        13,431
  Corporacion Bancaria de Espana S.A.
   (ADR) (Spain) .........................................  10,430       470,654
  ING Groep N.V. (ADR) (Netherlands) .....................   8,000       523,000
  Nordbanken Holding AB (Sweden) .........................  20,200       148,175
  Royal Bank of Canada (Canada) ..........................  18,000     1,086,750
                                                                      ----------
                                                                       3,057,229
                                                                      ----------
Banks - Money Center (1.54%)
  Chase Manhattan Corp. ..................................  10,040       758,020
                                                                      ----------
Banks - Southeast (1.30%)
  First Tennessee National Corp. .........................  20,300       640,719
                                                                      ----------
Banks - Super Regional (5.85%)
  BankBoston Corp. .......................................  19,450     1,081,906
  Norwest Corp. ..........................................  48,000     1,794,000
                                                                      ----------
                                                                       2,875,906
                                                                      ----------
Banks - West (1.75%)
  Westamerica Bancorp ....................................  26,700       857,737
                                                                      ----------
Broker Services (15.94%)
  Edwards (A.G.), Inc. ...................................  43,725     1,866,511
  Freedom Securities Corp.* ..............................  10,000       181,250
  Friedman, Billings, Ramsey Group, Inc. (Class A)* ......   3,000        43,313
  Legg Mason, Inc. .......................................  37,166     2,139,368
  McDonald & Co., Investments ............................  16,350       536,484
  Morgan Stanley, Dean Witter, Discover & Co. ............  17,500     1,599,062
  Stifel Financial Corp. .................................  17,100       259,706
  Travelers Group, Inc. ..................................  20,000     1,212,500
                                                                      ----------
                                                                       7,838,194
                                                                      ----------
Computer - Services (4.96%)
  BISYS Group, Inc. (The)* ...............................  10,000       410,000
  Fiserv, Inc.* ..........................................  47,737     2,027,328
  Fundtech Ltd.* .........................................     200         3,775
                                                                      ----------
                                                                       2,441,103
                                                                      ----------
Finance - Consumer Loans (6.29%)
  American Express Co. ...................................  16,990     1,936,860
  MBNA Corp. .............................................  35,100     1,158,300
                                                                      ----------
                                                                       3,095,160
                                                                      ----------
Finance - Investment Management (10.15%)
  Affiliated Managers Group, Inc.* .......................   7,500       278,438
  Conning Corp. ..........................................  10,500       204,750
  Federated Investors, Inc. (Class B)* ...................   7,500       138,750
  Franklin Resources, Inc. ...............................  24,690     1,333,260
  John Nuveen Co. (The) (Class A) ........................  13,000       515,938
  Price (T. Rowe) Associates, Inc. .......................  41,000     1,540,062
  Waddell & Reed Financial, Inc. (Class A) ...............  41,000       981,437
                                                                      ----------
                                                                       4,992,635
                                                                      ----------
Finance - Savings & Loan (0.50%)
  InterWest Bancorp., Inc. ...............................   5,700       247,238
                                                                      ----------
Finance - SBIC & Commercial (1.13%)
  CIT Group, Inc. (The) (Class A) ........................  14,825       555,937
                                                                      ----------
Insurance - Accident & Health (1.71%)
  Provident Cos., Inc. ...................................  24,350       840,075
                                                                      ----------
Insurance - Brokers (1.84%)
  Marsh & McLennan Cos., Inc. ............................  15,000       906,562
                                                                      ----------
Insurance - Diversified (2.01%)
  Aetna, Inc. ............................................  13,000       989,625
                                                                      ----------
Insurance - Life (2.80%)
  Annuity and Life Re (Holdings), Ltd.* ..................     150         3,319
  ARM Financial Group, Inc. (Class A) ....................  15,000       331,875
  Reinsurance Group of America, Inc.* ....................  10,010       513,638
  Torchmark Corp. ........................................  11,500       526,125
                                                                      ----------
                                                                       1,374,957
                                                                      ----------
Insurance - Multi Line (2.00%)
  Allmerica Financial Corp. ..............................  15,100       981,500
                                                                      ----------
Insurance - Property & Casualty (15.06%)
  Commerce Group, Inc. ...................................  17,475       677,156
  Donegal Group, Inc. ....................................  24,633       461,863
  Frontier Insurance Group, Inc. .........................   9,735       219,646
  General Re Corp. .......................................   7,500     1,901,250
  Penn-America Group, Inc. ...............................  16,000       216,000
  RLI Corp. ..............................................  22,469       914,197
  SAFECO Corp. ...........................................  31,340     1,424,011
  St. Paul Cos., Inc. ....................................  18,200       765,538
  Summit Holdings Southeast, Inc.* .......................   1,900        60,563
  Travelers Property Casualty Corp. (Class A) ............  17,900       767,462
                                                                      ----------
                                                                       7,407,686
                                                                      ----------
Leasing Companies (0.46 %)
  Newcourt Credit Group, Inc. (Canada) ...................   4,600       226,263
                                                                      ----------
Mortgage & RE Services (1.24%)
  Fannie Mae .............................................  10,000       607,500
                                                                      ----------
REIT - Equity Trust (8.63%)
  Brandywine Realty Trust ................................  35,225       788,159
  Corporate Office Properties Trust, Inc. ................     700         6,213
  Excel Realty Trust, Inc. ...............................  12,000       345,750
  General Growth Properties ..............................  24,000       897,000
  Glenborough Realty Trust, Inc. .........................  11,500       303,313
  Macerich Co. (The) .....................................  11,000       322,438
  Prentiss Properties Trust ..............................  26,440       642,823
  SL Green Realty Corp. ..................................  12,500       281,250
  Spieker Properties, Inc. ...............................  17,000       658,750
                                                                      ----------
                                                                       4,245,696
                                                                      ----------
                                       TOTAL COMMON STOCKS
                                        (Cost $40,397,984) (91.38%)   44,939,742
                                                           -------    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Financial Industries Fund

                                             INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.08%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc.
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond,
   9.125% due 05-15-18, and U.S
   Treasury Notes, 5.00% thru 8.75%
   due 12-31-98 thru 04-30-03) -
   Note B...................................  5.750%        $3,975    $3,975,000
                                                                     -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.......................                                 661
                                                                     -----------
                       TOTAL SHORT-TERM INVESTMENTS         (8.08%)    3,975,661
                                                          --------   -----------
                                  TOTAL INVESTMENTS        (99.46%)   48,915,403
                                                          --------   -----------
                  OTHER ASSETS AND LIABILITIES, NET         (0.54%)      265,075
                                                          --------   -----------
                                   TOTAL NET ASSETS       (100.00%)  $49,180,478
                                                          ========   ===========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Emerging Growth Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (1.44%)
  Getty Images, Inc.* ....................................   2,200       $48,950
  Outdoor Systems, Inc.* .................................   1,012        28,336
  Princeton Video Image, Inc.* ...........................   3,800        17,575
                                                                      ----------
                                                                          94,861
                                                                      ----------
Aerospace (0.34%)
  AAR Corp. ..............................................     750        22,172
                                                                      ----------
Agricultural Operations (0.35%)
  Scheid Vineyards, Inc. (Class A)* ......................   3,300        22,894
                                                                      ----------
Automobile / Trucks (1.76%)
  Gentex Corp.* ..........................................   1,800        32,625
  Special Devices, Inc.* .................................     800        28,300
  United Rentals, Inc. * .................................   1,300        54,600
                                                                      ----------
                                                                         115,525
                                                                      ----------
Beverages (0.34%)
  Beringer Wine Estates Holdings, Inc. (Class B)* ........     500        22,031
                                                                      ----------
Broker Services (1.13%)
  Dain Rauscher Corp. ....................................     400        21,900
  E*TRADE Group, Inc.* ...................................   2,300        52,756
                                                                      ----------
                                                                          74,656
                                                                      ----------
Building (1.50%)
  Crossmann Communities, Inc.* ...........................   1,100        33,412
  D R Horton, Inc. .......................................   1,300        27,138
  SMED International, Inc.* (Canada) .....................   1,700        30,600
  Vari-Lite International, Inc.* .........................   1,200         7,500
                                                                      ----------
                                                                          98,650
                                                                      ----------
Business Services - Misc. (8.97%)
  Abacus Direct Corp.* ...................................     700        36,356
  Charles River Associates, Inc.* ........................   1,800        45,000
  Coinstar, Inc.* ........................................   4,000        37,000
  Forrester Research, Inc.* ..............................   1,100        43,725
  Hagler Bailly, Inc.* ...................................   1,500        38,812
  ICON PLC, (American Depositary Receipts),
   (ADR) (United Kingdom) * ..............................     100         2,525
  INSpire Insurance Solutions, Inc.* .....................   1,300        43,225
  Lason, Inc.* ...........................................   1,000        54,500
  Mac-Gray Corp.* ........................................   1,600        20,400
  MAXIMUS, Inc.* .........................................     100         2,875
  META Group, Inc. * .....................................   1,800        39,825
  Metamor Worldwide, Inc.* ...............................     750        26,390
  Metzler Group, Inc. (The)* .............................   1,600        58,600
  On Assignment, Inc.* ...................................   1,100        38,431
  ProBusiness Services, Inc.* ............................   1,400        65,450
  Professional Detailing, Inc.* ..........................   1,500        37,313
                                                                      ----------
                                                                         590,427
                                                                      ----------
Computers (22.78%)
  Advent Software, Inc.* .................................   1,300        54,600
  AnswerThink Consulting Group * .........................   2,500        53,750
  Aris Corp.* ............................................   1,800        50,400
  Aspect Development, Inc.* ..............................     600        45,375
  BARRA, Inc.* ...........................................   1,400        34,300
  CBT Group PLC Ltd., ADR (Ireland) ......................     800        42,800
  CCC Information Services Group, Inc. *  ................   1,800        29,700
  CheckFree Holdings Corp.* ..............................   1,400        41,212
  Cognizant Technology Solutions Corp. *  ................   3,300        39,806
  Concord Communications, Inc.* ..........................     100         2,556
  Dendrite International, Inc.* ..........................   1,500        56,437
  Exodus Communications, Inc.* ...........................     600        26,850
  Fundtech Ltd. * ........................................   2,700        50,963
  Hyperion Software Corp.* ...............................     600        17,100
  IDX Systems Corp. ......................................   1,100        50,668
  Information Management Resources, Inc.* ................   1,475        49,873
  Inktomi Corp.* .........................................     100         3,975
  International Integration, Inc. * ......................     200         3,450
  International Network Services, Inc.* ..................   1,300        53,300
  JDA Software Group, Inc.* ..............................     500        21,875
  Manhattan Associates, Inc. * ...........................   1,600        33,300
  Micromuse, Inc. * ......................................   1,800        73,462
  MicroStrategy, Inc. (Class A) * ........................     300         8,475
  MIPS Technologies, Inc. * ..............................     200         2,687
  National Computer Systems, Inc. ........................   1,900        45,600
  National Instruments Corp.* ............................   1,300        46,475
  Network Appliance, Inc.* ...............................   1,400        54,512
  Pegasystems, Inc. * ....................................   1,200        32,550
  Real Networks, Inc. * ..................................   1,100        41,043
  SCM Microsystems, Inc.* ................................     600        37,500
  Software.net Corp.* ....................................   2,800        53,550
  SPR, Inc.* .............................................   1,000        31,125
  Symantec Corp.* ........................................   1,500        39,187
  THINK New Ideas, Inc.* .................................     500        13,062
  Transition Systems, Inc. * .............................   1,900        20,187
  Verio, Inc.* ...........................................   1,800        44,775
  VeriSign, Inc.* ........................................   1,700        63,537
  Visio Corp.* ...........................................   1,100        52,525
  Whittman-Hart, Inc. * ..................................     700        33,862
  Wind River Systems* ....................................   1,200        43,050
                                                                      ----------
                                                                       1,499,454
                                                                      ----------
Containers (0.39%)
  Ivex Packaging Corp.* ..................................   1,100        25,575
                                                                      ----------
Electronics (2.71%)
  Aavid Thermal Technologies, Inc.* ......................     800        23,400
  ATMI, Inc.* ............................................   2,000        30,000
  Flextronics International Ltd. * .......................     800        34,800
  Level One Communications, Inc.* ........................   1,700        39,950
  MMC Networks, Inc. .....................................     100         3,187
  Rambus, Inc.* ..........................................     600        36,675
  Semtech Corp.* .........................................     600        10,612
                                                                      ----------
                                                                         178,624
                                                                      ----------
Finance (3.37%)
  AmeriCredit Corp.* .....................................   1,600        57,100
  Financial Federal Corp.* ...............................   1,500        40,218
  FIRSTPLUS Financial Group, Inc.* .......................     800        28,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Finance (continued)
  Medallion Financial Corp. ..............................   2,400       $66,000
  Waddell & Reed Financial, Inc. (Class A) ...............   1,250        29,922
                                                                      ----------
                                                                         222,040
                                                                      ----------
Food (2.07%)
  American Italian Pasta Co. (Class A)* ..................   1,500        55,875
  Dreyer's Grand Ice Cream, Inc. .........................   1,900        38,238
  Suiza Foods Corp.* .....................................     710        42,378
                                                                      ----------
                                                                         136,491
                                                                      ----------
Funeral Services & Related (0.87%)
  Carriage Services, Inc. (Class A)* .....................   1,400        35,175
  Rock of Ages Corp.* ....................................   1,400        21,700
                                                                      ----------
                                                                          56,875
                                                                      ----------
Insurance (2.29%)
  AmerUs Life Holdings, Inc. (Class A) ...................     600        19,425
  Capital Re Corp. .......................................     200        14,325
  CMAC Investment Corp. ..................................     500        30,750
  Hartford Life, Inc. (Class A) ..........................     800        45,550
  Life Re Corp. ..........................................     500        41,000
                                                                      ----------
                                                                         151,050
                                                                      ----------
Leasing Companies (1.05%)
  LINC Capital, Inc.* ....................................   2,000        34,500
  Rollins Truck Leasing Corp. ............................   2,800        34,650
                                                                      ----------
                                                                          69,150
                                                                      ----------
Leisure (3.25%)
  Cinar Films, Inc. (Class B)* (Canada) ..................   2,600        50,700
  Premier Parks, Inc.* ...................................     700        46,637
  ResortQuest International, Inc. * ......................     300         4,894
  Silverleaf Resorts, Inc.* ..............................   1,500        22,875
  Steiner Leisure Ltd.* ..................................   1,750        52,938
  Travel Services International, Inc.* ...................   1,100        36,163
                                                                      ----------
                                                                         214,207
                                                                      ----------
Machinery (1.69%)
  Applied Power, Inc. (Class A) ..........................   1,200        41,250
  Gardner Denver Machinery, Inc.* ........................   1,200        33,150
  Terex Corp.* ...........................................   1,300        37,050
                                                                      ----------
                                                                         111,450
                                                                      ----------
Media (4.66%)
  Adelphia Communications Corp. (Class A)* ...............   1,600        59,400
  Central Newspapers, Inc. (Class A) .....................     500        34,875
  Clear Channel Communications, Inc.* ....................     201        21,934
  Heftel Broadcasting Corp. (Class A)* ...................     900        40,275
  Jacor Communications, Inc.* ............................     400        23,600
  Network Event Theater, Inc.* ...........................   5,500        23,375
  Petersen Cos., Inc. (The) (Class A)* ...................   1,500        38,438
  Univision Communications, Inc. (Class A)* ..............     600        22,350
  Wiley (John) & Sons, Inc. (Class A) ....................     700        42,612
                                                                      ----------
                                                                         306,859
                                                                      ----------
Medical (6.04%)
  Alkermes, Inc. * .......................................   1,000        17,875
  American Healthcorp, Inc.* .............................   2,100        20,738
  Hanger Orthopedic Group, Inc. * ........................   2,300        46,863
  Human Genome Sciences, Inc. * ..........................     500        17,844
  IDEC Pharmaceuticals Corp.* ............................     900        21,206
  Impath, Inc. * .........................................     900        21,881
  Incyte Pharmaceuticals, Inc.* ..........................     600        20,475
  MiniMed, Inc.* .........................................     700        36,663
  Ocular Sciences, Inc.* .................................     900        29,250
  Perclose, Inc.* ........................................     800        22,600
  Renal Care Group, Inc. * ...............................     800        35,250
  Res-Care, Inc.* ........................................   1,800        33,188
  Symphonix Devices, Inc.* ...............................   2,300        26,450
  Ventana Medical Systems, Inc.* .........................   1,700        47,600
                                                                      ----------
                                                                         397,883
                                                                      ----------
Metal (0.43%)
  CompX International, Inc.* .............................   1,300        28,113
                                                                      ----------
Oil & Gas (2.15%)
  Core Laboratories N.V.* (Netherlands) ..................   1,600        34,600
  Dril-Quip, Inc.* .......................................   1,100        28,875
  National-Oilwell, Inc.* ................................   1,000        26,813
  Stone Energy Corp.* ....................................     600        21,338
  Tuboscope, Inc.* .......................................   1,500        29,625
                                                                      ----------
                                                                         141,251
                                                                      ----------
Pollution Control (2.71%)
  American Disposal Services, Inc.* ......................   1,000        46,875
  Eastern Environmental Services, Inc.* ..................   1,500        51,000
  ITEQ, Inc.* ............................................   2,800        20,825
  Newpark Resources, Inc.* ...............................   2,100        23,363
  Superior Services, Inc.* ...............................   1,200        36,075
                                                                      ----------
                                                                         178,138
                                                                      ----------
Printing - Commercial (0.56%)
  Mail-Well, Inc.* .......................................   1,700        36,869
                                                                      ----------
Real Estate Investment Trust (0.52%)
  Glenborough Realty Trust, Inc. .........................   1,000        26,375
  Hanover Capital Mortgage Holdings, Inc. ................     800         7,600
                                                                      ----------
                                                                          33,975
                                                                      ----------
Real Estate Operations (0.62%)
  Central Parking Corp. * ................................     900        40,950
                                                                      ----------
Retail (10.88%)
  99 Cents Only Stores* ..................................   1,075        44,613
  Abercrombie & Fitch Co. (Class A)* .....................   1,000        44,000
  Brylane, Inc.* .........................................     500        23,000
  CDnow, Inc.* ...........................................   1,400        28,175
  CSK Auto Corp.* ........................................   1,600        40,400
  Dominick's Supermarkets, Inc.* .........................     900        40,106
  Duane Reade, Inc.* .....................................   1,600        48,000
  Eagle Hardware & Garden, Inc. * ........................   1,600        37,000
  Ethan Allen Interiors, Inc. ............................     500        24,969
  Furniture Brands International, Inc.* ..................   1,200        33,675
  Garden Fresh Restaurant Corp.* .........................   2,000        36,000
  Genovese Drug Stores, Inc. (Class A) ...................   1,760        34,540
  Hibbett Sporting Goods, Inc.* ..........................   1,300        52,000
  Linens `N Things, Inc.* ................................   1,000        30,563
  Meyer (Fred), Inc. * ...................................     650        27,625
  Proffitt's, Inc.* ......................................     800        32,300
  Stage Stores, Inc.* ....................................   1,300        58,825
  White Cap Industries, Inc.* ............................   2,100        37,800
  Wild Oats Markets, Inc.* ...............................   1,400        42,525
                                                                      ----------
                                                                         716,116
                                                                      ----------
Schools / Education (1.27%)
  EduTrek International, Inc. (Class A)*  ................   1,300        31,850
  ITI Education Corp.* (Canada) ..........................   2,000        11,968
  Strayer Education, Inc. ................................   1,100        39,875
                                                                      ----------
                                                                          83,693
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Emerging Growth Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Service (0.78%)
  Interim Services, Inc. * ..............................    1,600       $51,400
                                                                      ----------
Telecommunications (6.65%)
  Com21, Inc.* ..........................................      200         4,250
  Concentric Network Corp. * ............................    1,600        48,500
  Global TeleSystems Group, Inc.* .......................    1,000        48,750
  Hyperion Telecommunications, Inc. (Class A) * .........    1,300        20,394
  ICG Communications, Inc.* .............................    1,200        43,875
  Intermedia Communications, Inc.* ......................    1,200        50,325
  L-3 Communications Holdings, Inc.* ....................      200         6,538
  Metromedia Fiber Network, Inc. (Class A)* .............    1,600        74,600
  NEXTLINK Communications, Inc. (Class A)* ..............      700        26,513
  Primus Telecommunications Group, Inc. * ...............    2,400        45,450
  STAR Telecommunications, Inc. * .......................    1,335        29,871
  WinStar Communications, Inc.* .........................      900        38,644
                                                                      ----------
                                                                         437,710
                                                                      ----------
Textile (2.43%)
  Ashworth, Inc.* .......................................    2,300        31,913
  Cutter & Buck, Inc.* ..................................    1,800        48,600
  Interface, Inc. .......................................    2,200        44,413
  Tefron Ltd.* (Israel) .................................    1,600        35,200
                                                                      ----------
                                                                         160,126
                                                                      ----------
Transport (1.75%)
  Carey International, Inc.* ............................    1,400        39,200
  MotivePower Industries, Inc.* .........................    1,700        41,650
  Westinghouse Air Brake Co. ............................    1,300        34,288
                                                                      ----------
                                                                         115,138
                                                                      ----------
Waste Disposal Service & Equip (0.54%)
  Waste Connections, Inc.* ..............................    1,800        35,776
                                                                      ----------
                                      TOTAL COMMON STOCKS
                                        (Cost $5,428,002)  (98.29%)    6,470,129
                                                           -------    ----------

                                             INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.62%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. Dated
   06-30-98, due 07-01-98 (Secured by
   U.S. Treasury Bond, 9.125% due
   05-15-18, and U.S. Treasury Notes,
   5.00% thru 8.75% due 12-31-98 thru
   04-30-03) - Note B...................      5.750%            $41      $41,000
                                                                      ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%...............................                         211
                                                                      ----------
                        TOTAL SHORT-TERM INVESTMENTS         (0.62%)      41,211
                                                           --------   ----------
                                   TOTAL INVESTMENTS        (98.91%)   6,511,340
                                                           --------   ----------
                   OTHER ASSETS AND LIABILITIES, NET         (1.09%)      71,550
                                                           --------   ----------
                                    TOTAL NET ASSETS       (100.00%)  $6,582,890
                                                           ========   ==========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Special Opportunities Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Special Opportunities Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (2.06%)
  Lamar Advertising Co.* ................................      250        $8,969
  Outdoor Systems, Inc.* ................................      575        16,100
                                                                      ----------
                                                                          25,069
                                                                      ----------
Automobile / Trucks (1.78%)
  Avis Rent-A-Car, Inc.* ................................      570        14,107
  Tower Automotive, Inc.* ...............................      175         7,503
                                                                      ----------
                                                                          21,610
                                                                      ----------
Banks - United States (4.13%)
  First American Corp. ..................................      250        12,031
  Northern Trust Corp. ..................................      175        13,344
  Regions Financial Corp. ...............................      300        12,319
  Republic New York Corp. ...............................      200        12,587
                                                                      ----------
                                                                          50,281
                                                                      ----------
Business Services - Misc (2.08%)
  Personnel Group of America, Inc. * ....................      600        12,000
  Select Appointments Holdings PLC, (American
   Depositary Receipts), (ADR) (United Kingdom) .........      450        13,275
                                                                      ----------
                                                                          25,275
                                                                      ----------
Computers (19.88%)
  Ascend Communications, Inc.* ..........................      225        11,151
  Aspen Technologies, Inc.* .............................      210        10,605
  BEA Systems, Inc.* ....................................      665        15,253
  Cambridge Technology Partners, Inc.* ..................      350        19,119
  Citrix Systems, Inc.* .................................      225        15,384
  Compuware Corp.* ......................................      275        14,059
  EMC Corp.* ............................................      525        23,526
  Excite, Inc.* .........................................      155        14,492
  Gartner Group, Inc. (Class A)* ........................      400        14,000
  Keane, Inc.* ..........................................      350        19,600
  Lexmark International Group, Inc. (Class A)* ..........      270        16,470
  Network Associates, Inc. * ............................      325        15,559
  Quantum Corp. * .......................................      150         3,112
  Saville Systems Ireland PLC (ADR) (Ireland)* ..........      275        13,784
  Sterling Commerce, Inc.* ..............................      250        12,125
  Sungard Data Systems, Inc. ............................      100         3,837
  Unisys Corp.* .........................................      700        19,775
                                                                      ----------
                                                                         241,851
                                                                      ----------
Containers (0.68%)
  EarthShell Corp.* .....................................       50           487
  Owens-Illinois, Inc.* .................................      175         7,831
                                                                      ----------
                                                                           8,318
                                                                      ----------
Cosmetics & Personal Care (2.09%)
  Rexall Sundown, Inc.* .................................      350        12,337
  Twinlab Corp.* ........................................      300        13,106
                                                                      ----------
                                                                          25,443
                                                                      ----------
Electronics (3.79%)
  Artesyn Technologies, Inc.* ...........................      600         9,600
  Berg Electronics Corp.* ...............................      600        11,737
  Jabil Circuit, Inc.* ..................................      350        11,572
  Waters Corp.* .........................................      225        13,261
                                                                      ----------
                                                                          46,170
                                                                      ----------
Finance (4.51%)
  Charter One Financial, Inc. ...........................      340        11,454
  CIT Group, Inc. (The) (Class A) .......................      350        13,125
  Price (T. Rowe) Associates, Inc. ......................      300        11,269
  Sovereign Bancorp., Inc. ..............................      710        11,604
  TCF Financial Corp. ...................................      250         7,375
                                                                      ----------
                                                                          54,827
                                                                      ----------
Food (2.08%)
  Aurora Foods, Inc. * ..................................      200         4,225
  International Home Foods, Inc.* .......................      400         9,100
  Suiza Foods Corp.* ....................................      200        11,937
                                                                      ----------
                                                                          25,262
                                                                      ----------
Furniture (0.92%)
  Leggett & Platt, Inc. .................................      450        11,250
                                                                      ----------
Insurance (10.43%)
  Ace, Ltd. (Bermuda) ...................................      325        12,675
  Allmerica Financial Corp. .............................      225        14,625
  CMAC Investment Corp. .................................      225        13,838
  Executive Risk, Inc. ..................................      200        14,750
  Life Re Corp. .........................................      200        16,400
  Mid Ocean Ltd. (Bermuda) ..............................      200        15,700
  Mutual Risk Management Ltd. ...........................      350        12,753
  Reinsurance Group of America, Inc. * ..................      100         5,131
  ReliaStar Financial Corp. .............................      300        14,400
  Selective Insurance Group, Inc. .......................      200         4,481
  Vesta Insurance Group, Inc. ...........................      100         2,131
                                                                      ----------
                                                                         126,884
                                                                      ----------
Leisure (0.52%)
  Hasbro, Inc. ..........................................      160         6,290
                                                                      ----------
Media (4.03%)
  Central Newspapers, Inc. (Class A) ....................      200        13,950
  Clear Channel Communications, Inc.* ...................      100        10,913
  Sinclair Broadcast Group, Inc. (Class A)* .............      450        12,938
  Univision Communications, Inc. (Class A)* .............      300        11,175
                                                                      ----------
                                                                          48,976
                                                                      ----------
Medical (11.26%)
  Dura Pharmaceuticals, Inc.* ...........................      250         5,594
  Elan Corp., PLC (ADR) (Ireland)* ......................      250        16,078
  Forest Laboratories, Inc.* ............................      500        17,875
  Genesis Health Ventures, Inc.* ........................      200         5,000
  Genzyme Corp.* ........................................      450        11,503
  Health Care & Retirement Corp.* .......................       60         2,366
  Health Management Associates, Inc. (Class A)* .........      475        15,883
  HEALTHSOUTH Corp.* ....................................      475        12,677
  Manor Care, Inc. ......................................      150         5,766
  Mylan Laboratories, Inc. ..............................      525        15,783
  Omnicare, Inc. ........................................      260         9,913
  Quorum Health Group, Inc.* ............................      375         9,938
  Sofamor Danek Group, Inc.* ............................      100         8,656
                                                                      ----------
                                                                         137,032
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

    John Hancock Funds - Declaration Trust -- V.A. Special Opportunities Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Office (1.08%)
  OfficeMax, Inc. * .....................................      800       $13,200
                                                                      ----------
Oil & Gas (3.02%)
  BJ Services Co.* ......................................      200         5,813
  Columbia Energy Group .................................      225        12,516
  Cooper Cameron Corp.* .................................      125         6,375
  El Paso Natural Gas Co. ...............................      150         5,738
  Mitchell Energy & Development Corp.* ..................      200         4,000
  Santa Fe International Corp. ..........................       75         2,269
                                                                      ----------
                                                                          36,711
                                                                      ----------
Pollution Control (1.12%)
  USA Waste Services, Inc.* .............................      275        13,578
                                                                      ----------
Real Estate Investment Trust (2.47%)
  FelCor Suite Hotels, Inc. .............................      275         8,628
  Spieker Properties, Inc. ..............................      150         5,813
  Starwood Hotels & Resorts .............................      200         9,663
  Vornado Realty Trust ..................................      150         5,953
                                                                      ----------
                                                                          30,057
                                                                      ----------
Retail (6.96%)
  Costco Cos., Inc.* ....................................       75         4,730
  CVS Corp. .............................................      300        11,681
  Furniture Brands International, Inc.* .................      380        10,664
  Meyer (Fred), Inc. * ..................................      325        13,813
  Pier 1 Imports, Inc. ..................................      500        11,938
  Rite Aid Corp. ........................................      350        13,147
  Ruddick Corp. .........................................      250         4,531
  Safeway, Inc.* ........................................      350        14,241
                                                                      ----------
                                                                          84,745
                                                                      ----------
Service (1.32%)
  Interim Services, Inc. * ..............................      500        16,063
                                                                      ----------
Telecommunications (7.44%)
  Advanced Fibre Communications* ........................      220         8,814
  American Tower Corp. (Class A)* .......................      300         7,481
  ICG Communications, Inc.* .............................      400        14,625
  Intermedia Communications, Inc.* ......................      390        16,356
  McLeodUSA, Inc. (Class A)* ............................      375        14,578
  NEXTLINK Communications, Inc. (Class A)*  .............      525        19,884
  Tel-Save Holdings, Inc.* ..............................      600         8,850
                                                                      ----------
                                                                          90,588
                                                                      ----------
Utilities (2.10%)
  KN Energy Inc. ........................................      225        12,192
  MCN Energy Group, Inc. ................................      300         7,463
  Questar Corp. .........................................      300         5,888
                                                                      ----------
                                                                          25,543
                                                                      ----------
                                      TOTAL COMMON STOCKS
                                        (Cost $1,091,350)  (95.75%)    1,165,023
                                                           -------    ----------

                                              INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.44%)
  Investment in a joint repurchase agreement
   transaction with Toronto Dominion
   Securities USA, Inc. Dated 06-30-98,
   due 07-01-98 (Secured by U.S. Treasury
   Bond, 9.125% due 05-15-18, and U.S.
   Treasury Notes, 5.00% thru 8.75% due
   12-31-98 thru 04-30-03) -
   Note B.................................     5.750%          $54      $54,000
                                                                     ----------

Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%................................                       223
                                                                     ----------
                         TOTAL SHORT-TERM INVESTMENTS       (4.46%)      54,223
                                                          --------   ----------
                                    TOTAL INVESTMENTS     (100.21%)   1,219,246
                                                          --------   ----------
                    OTHER ASSETS AND LIABILITIES, NET       (0.21%)      (2,581)
                                                          --------   ----------
                                     TOTAL NET ASSETS     (100.00%)  $1,216,665
                                                          ========   ==========

*Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (1.10%)
  Interpublic Group of Companies, Inc. (The) ............      500       $30,344
  Outdoor Systems, Inc.* ................................    1,462        40,936
                                                                      ----------
                                                                          71,280
                                                                      ----------
Agricultural Operations (1.02%)
  Pioneer Hi-Bred International, Inc. ...................    1,600        66,200
                                                                      ----------
Banks - United States (1.24%)
  Chase Manhattan Corp. .................................      600        45,300
  Mellon Bank Corp. .....................................      500        34,813
                                                                      ----------
                                                                          80,113
                                                                      ----------
Beverages (3.23%)
  Coca-Cola Co. (The) ...................................    1,000        85,500
  PepsiCo, Inc. .........................................    3,000       123,562
                                                                      ----------
                                                                         209,062
                                                                      ----------
Building (0.75%)
  Masco Corp. ...........................................      800        48,400
                                                                      ----------
Business Services - Misc (0.81%)
  Paychex, Inc. .........................................      600        24,412
  Robert Half International, Inc.* ......................      500        27,938
                                                                      ----------
                                                                          52,350
                                                                      ----------
Computers (21.73%)
  Automatic Data Processing, Inc. .......................      600        43,725
  BMC Software, Inc.* ...................................    1,800        93,487
  CBT Group PLC, American Depositary Receipts
   (ADR) (Ireland)* .....................................      800        42,800
  Cisco Systems, Inc.* ..................................    2,400       220,950
  Computer Sciences Corp.* ..............................    1,200        76,800
  Compuware Corp.* ......................................    2,000       102,250
  EMC Corp.* ............................................    2,600       116,512
  HBO & Co. .............................................    2,400        84,600
  International Business Machines Corp. .................    1,200       137,775
  Microsoft Corp.* ......................................    1,900       205,913
  Novell, Inc.* .........................................    8,000       102,000
  Unisys Corp.* .........................................    6,300       177,975
  Verio Inc.* ...........................................      100         2,488
                                                                      ----------
                                                                       1,407,275
                                                                      ----------
Cosmetics & Personal Care (1.93%)
  Gillette Co. ..........................................    2,200       124,712
                                                                      ----------
Diversified Operations (2.19%)
  Du Pont (E.I.) de Nemours & Co. .......................    1,900       141,787
                                                                      ----------
Electronics (2.95%)
  General Electric Co. ..................................    2,100       191,100
                                                                      ----------
Finance (3.17%)
  American Express Co. ..................................    1,800       205,200
                                                                      ----------
Food (6.87%)
  Flowers Industries, Inc. ..............................    9,200       188,025
  Quaker Oats Co. .......................................    2,500       137,344
  Suiza Foods Corp.* ....................................    2,000       119,375
                                                                      ----------
                                                                         444,744
                                                                      ----------
Furniture (0.46%)
  Leggett & Platt, Inc. .................................    1,200        30,000
                                                                      ----------
Insurance (3.30%)
  Progressive Corp. .....................................    1,000       141,000
  Travelers Group, Inc. .................................    1,200        72,750
                                                                      ----------
                                                                         213,750
                                                                      ----------
Leisure (1.84%)
  Carnival Corp. (Class A) ..............................    1,600        63,400
  Royal Caribbean Cruises Ltd. ..........................      700        55,650
                                                                      ----------
                                                                         119,050
                                                                      ----------
Media (4.80%)
  CBS Corp.* ............................................    4,100       130,175
  Clear Channel Communications, Inc.* ...................      500        54,562
  Gannett Co., Inc. .....................................    1,100        78,169
  Tribune Co. ...........................................      700        48,169
                                                                      ----------
                                                                         311,075
                                                                      ----------
Medical (11.00%)
  Abbott Laboratories ...................................    2,300        94,012
  Johnson & Johnson .....................................    1,000        73,750
  Medtronic, Inc. .......................................      800        51,000
  Merck & Co., Inc. .....................................    1,200       160,500
  Schering-Plough Corp. .................................    2,200       201,575
  SmithKline Beecham PLC (ADR) (United Kingdom) .........      800        48,400
  Warner-Lambert Co. ....................................    1,200        83,250
                                                                      ----------
                                                                         712,487
                                                                      ----------
Office (0.74%)
  Pitney Bowes, Inc. ....................................    1,000        48,125
                                                                      ----------
Oil & Gas (2.47%)
  Enron Corp. ...........................................    1,400        75,687
  Williams Cos., Inc. (The) .............................    2,500        84,375
                                                                      ----------
                                                                         160,062
                                                                      ----------
Retail (19.77%)
  Costco Cos., Inc.* ....................................    1,300        81,981
  Dayton Hudson Corp. ...................................    3,700       179,450
  Dollar General Corp. ..................................    2,062        81,578
  Home Depot, Inc. (The) ................................    1,450       120,441
  Meyer (Fred), Inc.* ...................................    1,600        68,000
  Penney (J.C.) Co., Inc. ...............................    1,800       130,162
  Rite Aid Corp. ........................................    5,000       187,813
  Sears, Roebuck & Co. ..................................    2,600       158,763
  Starbucks Corp.* ......................................    1,600        85,500
  Wal-Mart Stores, Inc. .................................    2,400       145,800
  Walgreen Co. ..........................................    1,000        41,312
                                                                      ----------
                                                                       1,280,800
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Declaration Trust -- V.A. Growth Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Soap & Cleaning Preparations (2.72%)
  Colgate-Palmolive Co. .................................    2,000     $176,000
                                                                     ----------
Telecommunications (2.76%)
  Nokia Corp. (ADR) (Finland) ...........................    1,000       72,563
  WorldCom, Inc.* .......................................    2,200      106,563
                                                                     ----------
                                                                        179,126
                                                                     ----------
                                     TOTAL COMMON STOCKS
                                        (Cost $5,538,991)  (96.85%)   6,272,698
                                                           -------   ----------

                                              INTEREST     PAR VALUE
                                                RATE    (000s OMITTED)
                                                ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.39%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond, 9.125%
   due 05-15-18, and U.S. Treasury Notes,
   5.00% thru 8.75% due 12-31-98
   thru 04-30-03) - Note B..................   5.750%         $284      284,000
                                                                     ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%................................                       103
                                                                     ----------
                         TOTAL SHORT-TERM INVESTMENTS       (4.39%)     284,103
                                                          --------   ----------
                                    TOTAL INVESTMENTS     (101.24%)   6,556,801
                                                          --------   ----------
                    OTHER ASSETS AND LIABILITIES, NET       (1.24%)     (80,234)
                                                          --------   ----------
                                     TOTAL NET ASSETS     (100.00%)  $6,476,567
                                                          ========   ==========

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Growth & Income Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Growth & Income Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Aerospace (0.35%)
  Northrop Grumman Corp. ................................      148       $15,263
  United Technologies Corp. .............................      152        14,060
                                                                      ----------
                                                                          29,323
                                                                      ----------
Automobile / Trucks (0.07%)
  Lear Corp.* ...........................................      119         6,106
                                                                      ----------
Banks - United States (3.40%)
  Citicorp ..............................................      102        15,223
  PNC Bank Corp. ........................................    5,000       269,062
                                                                      ----------
                                                                         284,285
                                                                      ----------
Beverages (0.31%)
  Anheuser-Busch Cos., Inc. .............................      557        26,283
                                                                      ----------
Building (2.00%)
  Hussmann International, Inc. ..........................    9,000       167,062
                                                                      ----------
Business Services - Misc (0.89%)
  ACNielsen Corp. * .....................................    1,091        27,548
  Block, H & R, Inc. ....................................      434        18,282
  Diebold, Inc. .........................................    1,000        28,875
                                                                      ----------
                                                                          74,705
                                                                      ----------
Chemicals (3.56%)
  Solutia, Inc. .........................................   10,375       297,633
                                                                      ----------
Computers (6.11%)
  Bay Networks, Inc.* ...................................      292         9,417
  Computer Associates International, Inc. ...............    1,509        83,844
  Computer Sciences Corp.* ..............................      452        28,928
  Electronic Data Systems Corp. .........................    9,000       360,000
  International Business Machines Corp. .................      255        29,277
                                                                      ----------
                                                                         511,466
                                                                      ----------
Electronics (2.73%)
  SCI Systems, Inc.* ....................................    6,070       228,384
                                                                      ----------
Energy (0.14%)
  CalEnergy Co., Inc.* ..................................      399        11,995
                                                                      ----------
Finance (4.59%)
  Astoria Financial Corp. ...............................      373        19,955
  Charter One Financial, Inc. ...........................    1,212        40,829
  FIRSTPLUS Financial Group, Inc.* ......................      116         4,176
  Heller Financial, Inc.* ...............................      100         3,000
  Morgan Stanley, Dean Witter, Discover & Co. ...........      286        26,133
  Safeguard Scientifics, Inc.* ..........................    4,200       175,087
  Sovereign Bancorp., Inc. ..............................    1,348        22,031
  TCF Financial Corp. ...................................    3,150        92,925
                                                                      ----------
                                                                         384,136
                                                                      ----------
Food (0.07%)
  IBP, Inc. .............................................      306         5,546
                                                                      ----------
Insurance (16.66%)
  Ace, Ltd. (Bermuda) ...................................    5,094       198,666
  Allstate Corp. (The) ..................................      282        25,821
  Everest Reinsurance Holdings, Inc. ....................    4,000       153,750
  Executive Risk, Inc. ..................................    3,000       221,250
  Financial Security Assurance Holdings Ltd. ............      260        15,275
  Lincoln National Corp. ................................    1,600       146,200
  Mercury General Corp. .................................    3,437       221,472
  Mitsui Marine and Fire Insurance Co, Ltd. (Japan) .....   18,000        90,398
  PMI Group, Inc. (The) .................................    1,200        88,050
  Progressive Corp. .....................................      405        57,105
  Reinsurance Group of America, Inc. ....................    2,500       147,812
  Travelers Group, Inc. .................................      466        28,251
                                                                      ----------
                                                                       1,394,050
                                                                      ----------
Leisure (2.83%)
  Galileo International, Inc. ...........................    5,185       233,649
  Hilton Hotels Corp. ...................................      100         2,850
                                                                      ----------
                                                                         236,499
                                                                      ----------
Media (12.80%)
  Cable Michigan, Inc. * ................................      784        30,576
  Central Newspapers, Inc. (Class A) ....................    2,300       160,425
  Harcourt General, Inc. ................................    2,349       139,765
  Scripps (E.W.) Co. (The) (Class A) ....................    6,000       328,875
  Viacom, Inc. (Class B)* ...............................      148         8,621
  Washington Post Co. (The) (Class B) ...................      700       403,200
                                                                      ----------
                                                                       1,071,462
                                                                      ----------
Medical (2.88%)
  American Home Products Corp. ..........................      522        27,013
  Becton, Dickinson & Co. ...............................      172        13,351
  Johnson & Johnson .....................................      186        13,718
  Lilly (Eli) & Co. .....................................      318        21,008
  Pharmacia & Upjohn, Inc. ..............................      325        14,991
  Shire Pharmaceuticals Group PLC (United Kingdom)* .....    4,000        28,164
  Warner-Lambert Co. ....................................      678        47,036
  Wellpoint Health Networks, Inc.* ......................    1,020        75,480
                                                                      ----------
                                                                         240,761
                                                                      ----------
Mortgage Banking (0.30%)
  Fannie Mae ............................................      201        12,211
  Federal Home Loan Mortgage Corp. ......................      267        12,566
                                                                      ----------
                                                                          24,777
                                                                      ----------
Oil & Gas (11.17%)
  British Petroleum Co. PLC, American Depositary
   Receipts (ADR) (United Kingdom) ......................      242        21,357
  Camco International, Inc. .............................    5,000       389,375
  El Paso Natural Gas Co. ...............................      240         9,180
  Mobil Corp. ...........................................      272        20,842
  Phillips Petroleum Co. ................................      174         8,385
  Triton Energy Ltd.* ...................................   13,300       474,644
  YPF Sociedad Anonima (ADR) (Argentina) ................      352        10,582
                                                                      ----------
                                                                         934,365
                                                                      ----------
Retail (3.03%)
  McDonald's Corp. ......................................      493        34,017
  Penney (J.C.) Co., Inc. ...............................      191        13,812
  Sysco Corp. ...........................................      544        13,940
  Tiffany & Co. .........................................    3,500       168,000
  Wal-Mart Stores, Inc. .................................      389        23,632
                                                                      ----------
                                                                         253,401
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Growth & Income Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Telecommunications (1.34%)
  Commonwealth Telephone Enterprises, Inc.* .............    1,500       $39,562
  Lucent Technologies, Inc. .............................      382        31,778
  MCI Communications Corp. ..............................      406        23,599
  Southern New England Telecommunications Corp. .........      125         8,188
  360(degree) Communications Co.* .......................      275         8,800
                                                                      ----------
                                                                         111,927
                                                                      ----------
Tobacco (0.24%)
  Philip Morris Cos., Inc. ..............................      520        20,475
                                                                      ----------
Transport (7.91%)
  Burlington Northern Santa Fe Corp. ....................      133        13,059
  GATX Corp. ............................................    4,336       190,242
  KLM Royal Dutch Airlines N.V. (Netherlands) ...........   10,900       446,219
  Northwest Airlines Corp. (Class A)* ...................      328        12,649
                                                                      ----------
                                                                         662,169
                                                                      ----------
Utilities (5.07%)
  CMS Energy Corp. ......................................      370        16,280
  Duke Energy Corp. .....................................      283        16,768
  MarketSpan Corp.* .....................................      463        13,861
  New England Electric System ...........................       91         3,936
  Niagara Mohawk Power Corp.* ...........................   25,000       373,437
                                                                      ----------
                                                                         424,282
                                                                      ----------
                                     TOTAL COMMON STOCKS
                                       (Cost $7,051,373)   (88.45%)    7,401,092
                                                           -------     ---------

                                              INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.66%)
  Investment in a joint repurchase agreement
   transaction with Toronto Dominion
   Securities USA, Inc. Dated 06-30-98,
   due 07-01-98 (Secured by U.S. Treasury
   Bond, 9.125% due 05-15-18, and U.S.
   Treasury Notes, 5.00% thru 8.75% due
   12-31-98 thru 04-30-03) - Note B..........  5.750%         $55       $55,000
                                                                     ----------
Short-Term Note (26.29%)
  Federal Home Loan Bank
   due 07-01-98.............................   5.400        2,200     2,199,670
                                                                     ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%................................                       283
                                                                     ----------
                         TOTAL SHORT-TERM INVESTMENTS      (26.95%)   2,254,953
                                                          --------   ----------
                                    TOTAL INVESTMENTS     (115.40%)   9,656,045
                                                          --------   ----------
                    OTHER ASSETS AND LIABILITIES, NET      (15.40%)  (1,288,807)
                                                          --------   ----------
                                     TOTAL NET ASSETS     (100.00%)  $8,367,238
                                                          ========   ==========

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Independence Equity Fund on June 30, 1998. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (0.22%)
  Omnicom Group, Inc. ...................................      700       $34,913
                                                                      ----------
Aerospace (3.57%)
  Goodrich (B.F.) Co. ...................................    2,100       104,213
  Northrop Grumman Corp. ................................      200        20,625
  Sundstrand Corp. ......................................    1,300        74,425
  United Technologies Corp. .............................    4,100       379,250
                                                                      ----------
                                                                         578,513
                                                                      ----------
Automobile / Trucks (2.81%)
  Chrysler Corp. ........................................      900        50,737
  Dana Corp. ............................................      800        42,800
  Ford Motor Co. ........................................    4,300       253,700
  Lear Corp.* ...........................................    1,300        66,706
  Ryder System, Inc. ....................................    1,300        41,031
                                                                      ----------
                                                                         454,974
                                                                      ----------
Banks - United States (7.98%)
  BankAmerica Corp. .....................................    1,900       164,231
  Chase Manhattan Corp. .................................      600        45,300
  Citicorp ..............................................      900       134,325
  Comerica, Inc. ........................................    3,400       225,250
  First Union Corp. .....................................    4,900       285,425
  NationsBank Corp. .....................................    3,000       229,500
  Norwest Corp. .........................................    5,600       209,300
                                                                      ----------
                                                                       1,293,331
                                                                      ----------
Beverages (1.96%)
  PepsiCo, Inc. .........................................    7,700       317,144
                                                                      ----------
Building (0.49%)
  Masco Corp. ...........................................    1,300        78,650
                                                                      ----------
Chemicals (1.84%)
  Air Products & Chemicals, Inc. ........................    6,200       248,000
  Millennium Chemicals, Inc. ............................    1,500        50,813
                                                                      ----------
                                                                         298,813
                                                                      ----------
Computers (7.11%)
  Autodesk, Inc. ........................................    1,800        69,525
  Cadence Design Systems, Inc.* .........................    1,000        31,250
  Cisco Systems, Inc.* ..................................    2,100       193,331
  Computer Associates International, Inc. ...............    1,700        94,456
  Hewlett-Packard Co. ...................................    1,500        89,813
  International Business Machines Corp. .................      600        68,888
  Microsoft Corp.* ......................................    4,000       433,500
  Oracle Corp.* .........................................    1,650        40,528
  Parametric Technology Corp.* ..........................    2,100        56,963
  Sun Microsystems, Inc.* ...............................    1,700        73,844
                                                                      ----------
                                                                       1,152,098
                                                                      ----------
Cosmetics & Personal Care (1.34%)
  Avon Products, Inc. ...................................    1,500       116,250
  Dial Corp. (The) ......................................    3,100        80,406
  Revlon, Inc. (Class A)* ...............................      400        20,550
                                                                      ----------
                                                                         217,206
                                                                      ----------
Diversified Operations (2.53%)
  National Service Industries, Inc. .....................      700        35,613
  Ogden Corp. ...........................................    2,600        71,988
  Textron, Inc. .........................................      800        57,350
  Tyco International Ltd. ...............................    3,900       245,700
                                                                      ----------
                                                                         410,651
                                                                      ----------
Electronics (5.42%)
  General Electric Co. ..................................    4,700       427,700
  Honeywell, Inc. .......................................      400        33,425
  Intel Corp. ...........................................    3,700       274,263
  Linear Technology Corp. ...............................      900        54,281
  Maxim Intergrated Products, Inc.* .....................    1,500        47,531
  Parker Hannifin Corp. .................................    1,100        41,938
                                                                      ----------
                                                                         879,138
                                                                      ----------
Finance (2.00%)
  American Express Co. ..................................      300        34,200
  Associates First Capital Corp. (Class A) ..............    1,400       107,625
  Morgan Stanley, Dean Witter, Discover & Co. ...........    2,000       182,750
                                                                      ----------
                                                                         324,575
                                                                      ----------
Food (1.68%)
  Flowers Industries, Inc. ..............................    1,900        38,831
  General Mills, Inc. ...................................      900        61,537
  Heinz (H.J.) Co. ......................................    1,900       106,638
  Quaker Oats Co. .......................................    1,200        65,925
                                                                      ----------
                                                                         272,931
                                                                      ----------
Household (0.23%)
  Tupperware Corp. ......................................    1,300        36,562
                                                                      ----------
Instruments - Scientific (0.27%)
  Perkin-Elmer Corp. ....................................      700        43,531
                                                                      ----------
Insurance (9.38%)
  Allstate Corp. (The) ..................................    2,300       210,594
  American International Group, Inc. ....................    1,750       255,500
  CIGNA Corp. ...........................................      600        41,400
  Equitable Companies., Inc. (The) ......................      600        44,962
  General Re Corp. ......................................      300        76,050
  Hartford Financial Services Group, Inc. (The) .........    2,500       285,938
  Marsh & McLennan Companies., Inc. .....................    2,700       163,181
  Travelers Group, Inc. .................................    5,900       357,687
  Travelers Property Casualty Corp. (Class A) ...........    2,000        85,750
                                                                      ----------
                                                                       1,521,062
                                                                      ----------
Machinery (0.57%)
  Cooper Industries, Inc. ...............................    1,000        54,937
  Deere & Co. ...........................................      700        37,012
                                                                      ----------
                                                                          91,949
                                                                      ----------
Media (0.76%)
  Viacom, Inc. (Class B)* ...............................    2,100       122,325
                                                                      ----------
Medical (11.38%)
  Abbott Laboratories ...................................    3,600       147,150
  Becton Dickinson & Co. ................................    1,400       108,675
  Bristol-Myers Squibb Co. ..............................    2,200       252,862
  Cardinal Health, Inc. .................................    2,300       215,625
  Glaxo Wellcome PLC, (American Depositary
   Receipts), (ADR) (United Kingdom) ....................      500        29,906
  Guidant Corp. .........................................    1,600       114,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Independence Equity Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Medical (continued)
  Health Management Associates, Inc. (Class A)* .........    1,400      $46,813
  HEALTHSOUTH Corp.* ....................................    4,100      109,419
  Johnson & Johnson .....................................    1,000       73,750
  Merck & Co., Inc. .....................................    1,200      160,500
  Mylan Laboratories, Inc. ..............................    1,400       42,088
  Pfizer, Inc. ..........................................    2,000      217,375
  Schering-Plough Corp. .................................    1,300      119,112
  Tenet Healthcare Corp.* ...............................    1,200       37,500
  Universal Health Services, Inc. (Class B)* ............      600       35,025
  Warner-Lambert Co. ....................................    1,200       83,250
  Wellpoint Health Networks, Inc.* ......................      700       51,800
                                                                     ----------
                                                                      1,844,950
                                                                     ----------
Mortgage Banking (1.57%)
  Fannie Mae ............................................    4,200      255,150
                                                                     ----------
Office (3.17%)
  Avery Dennison Corp. ..................................      500       26,875
  Pitney Bowes, Inc. ....................................    5,900      283,938
  Xerox Corp. ...........................................    2,000      203,250
                                                                     ----------
                                                                        514,063
                                                                     ----------
Oil & Gas (5.15%)
  Baker Hughes, Inc. ....................................    1,400       48,387
  British Petroleum Co. PLC (ADR) (United Kingdom) ......    1,500      132,375
  Dresser Industries, Inc. ..............................    3,400      149,812
  El Paso Natural Gas Co. ...............................    2,000       76,500
  Halliburton Co. .......................................    2,100       93,581
  Mobil Corp. ...........................................      800       61,300
  Phillips Petroleum Co. ................................    2,100      101,194
  Schlumberger, Ltd. ....................................      800       54,650
  Sun Co., Inc. .........................................    1,600       62,100
  USX - Marathon Group ..................................    1,600       54,900
                                                                     ----------
                                                                        834,799
                                                                     ----------
Paper & Paper Products (0.41%)
  Fort James Corp. ......................................    1,500       66,750
                                                                     ----------
Pollution Control (1.08%)
  Browning-Ferris Industries, Inc. ......................    1,200       41,700
  USA Waste Services, Inc.* .............................    2,700      133,312
                                                                     ----------
                                                                        175,012
                                                                     ----------
Retail (4.80%)
  Albertson's, Inc. .....................................    3,100      160,619
  Costco Cos., Inc.* ....................................      500       31,531
  Dayton Hudson Corp. ...................................    1,200       58,200
  Home Depot, Inc. (The) ................................    4,100      340,556
  Lowe's Companies., Inc. ...............................    2,400       97,350
  Staples, Inc.* ........................................    1,100       31,831
  TJX Companies., Inc. ..................................    2,400       57,900
                                                                     ----------
                                                                        777,987
                                                                     ----------
Rubber - Tires & Misc. (1.19%)
  Goodyear Tire & Rubber Co. (The) ......................    3,000      193,313
                                                                     ----------
Soap & Cleaning Preparations (3.48%)
  Procter & Gamble Co. (The) ............................    6,200      564,588
                                                                     ----------
Telecommunications (4.61%)
  AT&T Corp. ............................................    3,500      199,937
  Bell Atlantic Corp. ...................................    4,000      182,500
  Harris Corp. ..........................................    1,000       44,688
  Lucent Technologies, Inc. .............................    3,300      274,519
  Northern Telecom Ltd. (Canada) ........................      800       45,400
                                                                     ----------
                                                                        747,044
                                                                     ----------
Textile (0.92%)
  Jones Apparel Group, Inc.* ............................    1,400       51,188
  Liz Claiborne, Inc. ...................................      900       47,025
  Tommy Hilfiger Corp.* .................................      800       50,000
                                                                     ----------
                                                                        148,213
                                                                     ----------
Tobacco (0.68%)
  Philip Morris Companies., Inc. ........................    2,800      110,250
                                                                     ----------
Transport (2.77%)
  Burlington Northern Santa Fe Corp. ....................    1,800      176,737
  Delta Air Lines, Inc. .................................      500       64,625
  Northwest Airlines Corp. (Class A)* ...................    1,000       38,563
  Southwest Airlines Co. ................................    2,300       68,137
  UAL Corp.* ............................................    1,300      101,400
                                                                     ----------
                                                                        449,462
                                                                     ----------
Utilities (5.27%)
  Baltimore Gas & Electric Co. ..........................      700       21,744
  Carolina Power & Light Co. ............................      700       30,362
  Consolidated Natural Gas Co. ..........................      400       23,550
  Dominion Resources, Inc. ..............................    2,000       81,500
  Florida Progress Corp. ................................    2,600      106,925
  FPL Group, Inc. .......................................    1,800      113,400
  GTE Corp. .............................................    4,900      272,562
  New Century Energies, Inc. ............................    2,100       95,419
  SBC Communications, Inc. ..............................    2,700      108,000
                                                                     ----------
                                                                        853,462
                                                                     ----------
                                      TOTAL COMMON STOCKS
                                       (Cost $13,498,567)  (96.64%)  15,663,409
                                                           -------   ----------

                                              INTEREST    PAR VALUE
                                                RATE    (000s OMITTED)
                                                ----    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.17%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond, 9.125%
   due 05-15-18, and U.S. Treasury Notes,
   5.00% thru 8.75% due 12-31-98
   thru 04-30-03) - Note B..................   5.750%        $676       676,000
                                                                    -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.......................                                181
                                                                    -----------
                         TOTAL SHORT-TERM INVESTMENTS       (4.17%)     676,181
                                                          --------  -----------
                                    TOTAL INVESTMENTS     (100.81%)  16,339,590
                                                          --------  -----------
                    OTHER ASSETS AND LIABILITIES, NET       (0.81%)    (131,160)
                                                          --------  -----------
                                     TOTAL NET ASSETS     (100.00%) $16,208,430
                                                          ========  ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Schedule of Investments
June 30, 1998 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks.
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Investors Fund on June 30, 1998. It is divided into three main catagories: common stocks, U.S. government and agencies obligations and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

COMMON STOCKS (83.47%)
Advertising (0.89%)
 3,400    Interpublic Group, Inc. @ 60 11/16................................................                    $206,338
                                                                                                              ----------
          One of the largest advertising agencies in the world
          Earnings P/S...............$ .70, .79, .78, .88, .93, 1.13, 1.26, 1.12, 1.79, 2.00      12.4%
          Dividends P/S...................$ .17, .21, .25, .27, .30, .33, .36, .40, .44, .50      12.7%
          Price/Earnings Ratio..........................................................30.4
Banks (8.05%)
 5,860    Banc One Corp. @ 55 13/16.........................................................                     327,061
          Ohio-based bank holding company
          Earnings P/S..........$ 1.29, 1.37, 1.51, 1.75, 1.96, 2.09, 1.80, 2.20, 2.52, 1.99       4.9%
          Dividends P/S...............$ .46, .52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38      13.0%
          Price/Earnings Ratio..........................................................16.3
 2,000    BankAmerica Corp. @ 86 7/16.......................................................                     172,875
          Third largest bank holding company in the U.S.
          Earnings P/S...........$ .76, 1.03, 2.08, 2.39, 2.12, 2.44, 2.78, 3.42, 3.86, 4.60      22.1%
          Dividends P/S................$ .30, .50, .60, .65, .70, .80, .92, 1.08, 1.22, 1.38      18.5%
          Price/Earnings Ratio..........................................................20.8
 1,300    BB&T Corp. @ 67 5/8...............................................................                      87,912
          Operates the second largest banking network in North Carolina
          Earnings P/S...........$ 1.13, 1.19, 1.06, 1.51, 2.03, .13, 1.61, 2.45, 2.55, 2.87      10.9%
          Dividends P/S.................$ .36, .38, .42, .46, .50, .64, .74, .86, 1.00, 1.16      13.9%
          Price/Earnings Ratio..........................................................24.3
 9,000    First Tennessee National Corp. @ 31 9/16..........................................                     284,062
          Tennessee-based bank holding company
          Earnings P/S................$ .31, .50, .61, .75, .81, .88, 1.04, 1.24, 1.36, 1.60      20.0%
          Dividends P/S...................$ .21, .24, .27, .29, .32, .38, .43, .49, .55, .62      12.8%
          Price/Earnings Ratio..........................................................20.4
 3,200    First Union Corp. @ 58 1/4........................................................                     186,400
          North Carolina-based bank holding company
          Earnings P/S..........$ 1.38, 1.20, 1.26, 1.28, 1.86, 2.09, 2.25, 2.38, 2.59, 2.99       9.0%
          Dividends P/S.................$ .43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22      12.3%
          Price/Earnings Ratio..........................................................38.0
 5,000    KeyCorp. @ 35 5/8.................................................................                     178,125
          Bank holding company with offices from coast to coast
          Earnings P/S..........$ 1.05, 1.16, 1.18, 1.23, 1.20, 1.43, 1.70, 1.71, 1.67, 2.07       7.8%
          Dividends P/S...................$ .34, .40, .44, .46, .49, .56, .64, .72, .76, .84      10.6%
          Price/Earnings Ratio..........................................................16.1
 6,500    NationsBank Corp. @ 76 1/2........................................................                     497,250
          Largest superregional bank in the Southeast
          Earnings P/S............$ 2.22, 1.31, .38, .70, 2.21, 2.71, 3.10, 3.63, 4.05, 3.83       6.2%
          Dividends P/S................$ .47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37      12.6%
          Price/Earnings Ratio..........................................................22.2
 3,500    Norwest Corp. @ 37 3/8............................................................                     130,813
          The 12th largest bank holding company in the U.S.
          Earnings P/S...............$ .63, .22, .23, .74, .77, 1.00, 1.26, 1.43, 1.60, 1.83      12.6%
          Dividends P/S...................$ .16, .19, .21, .24, .27, .32, .38, .45, .53, .62      16.2%
          Price/Earnings Ratio..........................................................20.9
                                                                                                              ----------
                                                                                                               1,864,498
                                                                                                              ----------
Beverages (0.80%)
 4,500    PepsiCo, Inc. @ 41 3/16...........................................................                     185,344
                                                                                                              ----------
          Second largest soft drink company
          Earnings P/S................$ .57, .69, .70, .69, .82, 1.00, 1.14, 1.05, .72, 1.02       6.7%
          Dividends P/S...................$ .12, .15, .18, .21, .23, .28, .32, .36, .41, .47      16.4%
          Price/Earnings Ratio..........................................................41.5
Building (2.72%)
10,400    Masco Corp. @ 60 1/2..............................................................                     629,200
                                                                                                              ----------
          Manufactures buildings, home improvement and consumer products
          Earnings P/S.......$ 2.03, 1.42, .91, .57, .46, 1.30, 1.48, 1.14, 1.20, 2.01, 2.53       2.5%
          Dividends P/S...................$ .44, .50, .54, .57, .61, .65, .69, .73, .77, .81       7.0%
          Price/Earnings Ratio..........................................................25.0
Chemicals (5.61%)
14,000    Air Products & Chemicals, Inc. @ 40...............................................                     560,000
          Producer of industrial gases
          Earnings P/S...........$ 1.01, 1.04, 1.11, 1.16, 1.25, .63, 1.42, 1.87, 1.80, 2.31       9.6%
          Dividends P/S...................$ .28, .32, .35, .38, .42, .45, .48, .51, .54, .58       8.4%
          Price/Earnings Ratio..........................................................16.9
27,000    RPM, Inc. @ 17....................................................................                     459,000
          Manufacturer of specialty chemicals and coatings to waterproof and rustproof structures
          Earnings P/S....................$ .37, .34, .32, .40, .35, .58, .65, .71, .66, .84       9.5%
          Dividends P/S...................$ .20, .22, .24, .27, .29, .31, .34, .36, .39, .42       8.6%
          Price/Earnings Ratio..........................................................19.2
 8,000    Sigma - Aldrich Corp. @ 35 1/8....................................................                     281,000
          Manufacturer of biochemical and organic products used for research and diagnostics
          Earnings P/S...............$ .65, .72, .59, .84, .99, 1.11, 1.14, 1.36, 1.52, 1.69      12.8%
          Dividends P/S...................$ .08, .09, .10, .11, .13, .15, .17, .19, .23, .26      14.0%
          Price/Earnings Ratio..........................................................20.5
                                                                                                              ----------
                                                                                                               1,300,000
                                                                                                              ----------
Computers (3.07%)
 4,000    Automatic Data Processing, Inc. @ 72 7/8..........................................                     291,500
          Largest independent computing services firm in the U.S.
          Earnings P/S..............$ .63, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74, 1.94      13.3%
          Dividends P/S...................$ .13, .15, .17, .20, .23, .26, .29, .35, .42, .48      15.6%
          Price/Earnings Ratio..........................................................38.1
 7,000    Hewlett-Packard Co. @ 59 7/8......................................................                     419,125
          Manufactures and services electronic measurement, analysis and computation instruments
          Earnings P/S...............$ .88, .77, .83, .93, .86, 1.31, 1.92, 2.63, 2.69, 2.88      14.1%
          Dividends P/S...................$ .07, .10, .11, .13, .20, .24, .29, .38, .46, .54      25.5%
          Price/Earnings Ratio..........................................................20.7
                                                                                                              ----------
                                                                                                                 710,625
                                                                                                              ----------
Containers (3.90%)
10,700    Bemis Company, Inc. @ 40 7/8......................................................                     437,362
          Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
          Earnings P/S..............$ .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86, 2.05       9.6%
          Dividends P/S...................$ .22, .30, .36, .42, .46, .50, .54, .64, .72, .80      15.4%
          Price/Earnings Ratio..........................................................19.4
15,400    Sonoco Products Corp. @ 30 1/4....................................................                     465,850
          Leading manufacturer of containers, paper products and packaging
          Earnings P/S............$ 1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81       6.2%
          Dividends P/S...................$ .28, .35, .39, .40, .43, .46, .48, .54, .59, .64       9.6%
          Price/Earnings Ratio..........................................................16.5
                                                                                                              ----------
                                                                                                                 903,212
                                                                                                              ----------
Diversified Operations (2.05%)
 3,300    DuPont (E.I.) De Nemours & Co. @ 74 5/8...........................................                     246,263
          Nation's largest chemical manufacturer
          Earnings P/S.............$ 1.77, 1.70, 1.69, .92, .76, .52, 2.23, 2.90, 3.35, 2.02       1.5%
          Dividends P/S................$ .62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23       7.9%
          Price/Earnings Ratio..........................................................33.7

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

Diversified Operations (continued)
 4,000    Johnson Controls, Inc. @ 57 3/16..................................................                    $228,750
          Manufactures automotive systems and building controls
          Earnings P/S..........$ 1.28, 1.07, 1.04, 1.22, 1.50, 1.72, 2.03, 2.35, 2.21, 3.25      10.9%
          Dividends P/S...................$ .56, .59, .61, .63, .65, .69, .74, .79, .83, .88       5.2%
          Price/Earnings Ratio..........................................................17.3
                                                                                                              ----------
                                                                                                                 475,013
                                                                                                              ----------
Electronics (6.54%)
 8,700    Emerson Electric Co. @ 60 3/8.....................................................                     525,262
          Produces and sells electrical/electronic products and systems
          Earnings P/S..........$ 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39, 2.66       8.1%
          Dividends P/S.................$ .52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11       8.8%
          Price/Earnings Ratio..........................................................23.4
   600    General Electric Co. @ 91.........................................................                      54,600
          Dominant force in home appliances, electrical power and financial services
          Earnings P/S..........$ 1.09, 1.21, 1.26, 1.28, 1.12, 1.57, 1.84, 2.08, 2.34, 2.67      10.5%
          Dividends P/S..................$ .35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04      12.9%
          Price/Earnings Ratio..........................................................35.1
11,200    Grainger (W.W.), Inc. @ 49 13/16..................................................                     557,900
          Leading distributor of electrical equipment
          Earnings P/S..........$ 1.10, 1.15, 1.16, 1.19, 1.35, 1.52, 1.31, 1.85, 2.07, 2.37       8.9%
          Dividends P/S...................$ .22, .25, .28, .31, .33, .35, .39, .45, .49, .53      10.3%
          Price/Earnings Ratio..........................................................21.6
 4,500    Honeywell, Inc. @ 83 9/16.........................................................                     376,031
          Makes automation and control systems
          Earnings P/S..........$ 3.12, 2.45, 2.39, 2.66, 2.52, 2.34, 2.22, 2.70, 3.27, 3.87       2.4%
          Dividends P/S................$ .51, .55, .69, .77, .84, .91, .97, 1.01, 1.06, 1.09       8.8%
          Price/Earnings Ratio..........................................................22.9
                                                                                                              ----------
                                                                                                               1,513,793
                                                                                                              ----------
Food (1.74%)
 9,300    Archer Daniels Midland Co. @ 19 3/8...............................................                     180,188
          Processes and merchandises agricultural products
          Earnings P/S..................$ .65, .74, .70, .75, .83, .77, 1.19, 1.33, .69, .83       2.8%
          Dividends P/S.........$ .028, .033, .046, .048, .050, .053, .063, .110, .184, .193      23.9%
          Price/Earnings Ratio..........................................................21.9
 4,000    Sara Lee Corp. @ 55 15/16.........................................................                     223,750
          Manufactures brand name packaged foods and consumer products
          Earnings P/S...........$ .88, .31, 1.03, 1.49, 1.36, 1.47, .52, 1.76, 1.99, (1.20)        NMF
          Dividends P/S....................$ .32, .38, .43, .48, .52, .60, .65, .70 .78, .86      11.6%
          Price/Earnings Ratio..........................................................N.A.
                                                                                                              ----------
                                                                                                                 403,938
                                                                                                              ----------
Furniture (1.73%)
16,000    Leggett & Platt, Inc. @ 25........................................................                     400,000
                                                                                                              ----------
          Produces intermediate products for the home furnishings industry
          Earnings P/S...................$ .33, .21, .17, .32, .44, .56, .73, .81, .90, 1.13      14.7%
          Dividends P/S.................$ .08, .095, .105, .11, .12, .14, .16, .19, .23, .27      14.5%
          Price/Earnings Ratio..........................................................24.3
Insurance (9.73%)
 7,400    AFLAC Corp. @ 30 5/16.............................................................                     224,312
          Global specialty insurer
          Earnings P/S................$ .27, .39, .41, .52, .63, .82, 1.00, 1.20, 1.44, 2.42      27.6%
          Dividends P/S...................$ .07, .08, .09, .10, .12, .13, .15, .17, .20, .23      14.1%
          Price/Earnings Ratio..........................................................15.4
   300    American International Group @ 146................................................                      43,800
          Broadly based property-casualty insurance organization
          Earnings P/S..........$ 1.97, 2.05, 2.06, 2.20, 2.36, 2.73, 3.15, 3.67, 4.27, 4.91      10.7%
          Dividends P/S...................$ .08, .10, .12, .14, .16, .17, .19, .22, .25, .28      14.9%
          Price/Earnings Ratio..........................................................30.4
 5,000    Chubb Corp. @ 80 3/8..............................................................                     401,875
          Property and casualty insurance
          Earnings P/S..........$ 2.46, 3.04, 3.15, 3.22, 3.49, 1.55, 3.39, 3.91, 3.09, 4.51       7.0%
          Dividends P/S.................$ .54, .58, .66, .74, .80, .86, .92, .98, 1.08, 1.16       8.9%
          Price/Earnings Ratio..........................................................22.0
   350    General RE Corp. @ 253 1/2........................................................                      88,725
          Broadly based re-insurance organization
          Earnings P/S.......$ 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02, 10.59, 11.08, 12.56       7.6%
          Dividends P/S.........$ 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20       7.0%
          Price/Earnings Ratio..........................................................20.4
10,000    Reliastar Financial Corp. @ 48....................................................                     480,000
          Financial services company engaged in life/health insurance and consumer finance
          Earnings P/S.............$ 1.00, .98, .98, .83, 1.13, 1.42, 1.74, 2.32, 2.55, 2.66      11.5%
          Dividends P/S...................$ .29, .30, .32, .35, .37, .39, .44, .49, .55, .61       8.6%
          Price/Earnings Ratio..........................................................18.9
 5,750    Travelers Group, Inc. @ 60 5/8....................................................                     348,594
          Diversified financial services company
          Earnings P/S.............$ .91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00      14.2%
          Dividends P/S.................$ .045, .048, .06, .08, .12, .16, .19, .27, .30, .40      27.5%
          Price/Earnings Ratio..........................................................23.6
12,000    UNUM Corp. @ 55 1/2...............................................................                     666,000
          Holding company for UNUM Life Insurance Company of America
          Earnings P/S............$ .98, 1.15, 1.40, 1.65, 1.87, 2.01, .96, 1.99, 1.94, 2.52      11.1%
          Dividends P/S...................$ .12, .14, .19, .25, .31, .38, .46, .52, .55, .57      18.9%
          Price/Earnings Ratio..........................................................23.4
                                                                                                              ----------
                                                                                                               2,253,306
                                                                                                              ----------
Leisure (1.19%)
 7,000    Hasbro, Inc. @ 39 5/16............................................................                     275,188
                                                                                                              ----------
          Designs, manufactures and markets toys, games and interactive software
          Earnings P/S...............$ .55, .68, .70, .63, 1.36, 1.48, 1.32, 1.21, 1.56, .91       5.8%
          Dividends P/S...................$ .05, .07, .08, .10, .13, .15, .18, .21, .25, .31      22.5%
          Price/Earnings Ratio..........................................................43.9
Machinery (3.92%)
10,000    Dover Corp. @ 34 1/4..............................................................                     342,500
          Manufactures a variety of specialized industrial products
          Earnings P/S.................$ .57, .64, .61, .54, .58, .73, .97, 1.30, 1.73, 1.87      14.1%
          Dividends P/S...................$ .16, .18, .19, .21, .22, .23, .25, .28, .32, .36       9.4%
          Price/Earnings Ratio..........................................................18.0
13,300    Pentair, Inc. @ 42 1/2............................................................                     565,250
          Manufactures enclosures for electrical, electronic, woodworking and power tool equipment
          Earnings P/S.............$ .99, .84, .89, 1.11, 1.11, 1.14, 1.32, 1.55, 1.93, 2.39      10.3%
          Dividends P/S...................$ .22, .27, .29, .31, .33, .34, .36, .40, .50, .54      10.5%
          Price/Earnings Ratio..........................................................17.4
                                                                                                              ----------
                                                                                                                 907,750
                                                                                                              ----------
Media (0.54%)
  400     Gannett Co., Inc. @ 71 1/16.......................................................                      28,425
          Publishes 81 daily/50 nondaily newspapers,
          operates 10 TV, 8 FM and 7 AM stations
          Earnings P/S..........$ 1.24, 1.18, 1.11, 1.03, 1.24, 1.41, 1.67, 1.64, 2.37, 3.25      11.3%
          Dividends P/S...................$ .51, .56, .61, .62, .63, .65, .67, .69, .71, .74       4.2%
          Price/Earnings Ratio..........................................................22.2
 1,200    McGraw-Hill Companies, Inc. @ 81 9/16.............................................                      97,875
          Provides informational products and services for business and industry
          Earnings P/S............$ .41, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.31, 4.98, 2.99      24.7%
          Dividends P/S..........$ .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44       5.1%
          Price/Earnings Ratio..........................................................27.8
                                                                                                              ----------
                                                                                                                 126,300
                                                                                                              ----------
Medical (8.77%)
 6,000    Abbott Laboratories @ 40 7/8......................................................                     245,250
          Major pharmaceutical and healthcare firm
          Earnings P/S................$ .48, .56, .59, .69, .79, .89, 1.01, 1.14, 1.29, 1.44      13.0%
          Dividends P/S...................$ .15, .17, .20, .24, .29, .33, .37, .41, .47, .53      15.1%
          Price/Earnings Ratio..........................................................30.5
 4,000    American Home Products @ 51 3/4...................................................                     207,000
          Manufactures pharmaceuticals and medical devices
          Earnings P/S.............$ .89, 1.51, 1.53, .92, 1.13, 1.20, 1.74, .92, 1.55, 1.88       8.7%
          Dividends P/S...................$ .45, .49, .54, .60, .67, .72, .74, .76, .79, .83       7.0%
          Price/Earnings Ratio..........................................................26.3

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

Medical (continued)
 4,600    Baxter International, Inc. @ 53 13/16.............................................                    $247,538
          The company operates four divisions: renal, biotech, cardiovascular and intravenous systems and international distribution
          Earnings P/S.........$ 1.50, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, .86, 2.39       5.3%
          Dividends P/S................$ .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14      10.3%
          Price/Earnings Ratio..........................................................22.9
 5,000    Becton Dickinson & Co. @ 77 5/8...................................................                     388,125
          Manufactures broad line of medical supplies
          Earnings P/S..........$ 1.00, 1.17, 1.20, 1.19, 1.32, 1.40, 1.67, 1.98, 2.35, 2.50      10.7%
          Dividends P/S...................$ .22, .26, .28, .29, .31, .34, .38, .42, .48, .54      10.5%
          Price/Earnings Ratio..........................................................34.2
 4,000    Bristol-Myers Squibb Co. @ 114 15/16..............................................                     459,750
          Produces pharmaceuticals, medical devices and non-prescription health products
          Earnings P/S..........$ 1.70, 1.67, 1.75, 2.00, 1.53, 1.92, 1.95, 1.86, 2.93, 3.34       7.8%
          Dividends P/S..........$ .84, 1.00, 1.06, 1.20, 1.38, 1.44, 1.46, 1.48, 1.50, 1.52       6.8%
          Price/Earnings Ratio..........................................................35.8
 6,000    Johnson & Johnson @ 73 3/4........................................................                     442,500
          Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
          Earnings P/S.............$ .81, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26, 2.54      13.5%
          Dividends P/S...................$ .24, .28, .33, .39, .45, .51, .57, .64, .74, .85      15.1%
          Price/Earnings Ratio..........................................................28.3
   600    Lilly, Eli, Co. @ 66 1/16.........................................................                      39,637
          Manufactures and markets pharmaceutical products
          Earnings P/S.............$ .80, .98, 1.02, 1.17, .65, .36, 1.09, 1.18, 1.43, (.27)      NMF
          Dividends P/S...................$ .29, .34, .41, .50, .55, .61, .63, .65, .69, .74      11.0%
          Price/Earnings Ratio..........................................................N.A.
                                                                                                              ----------
                                                                                                               2,029,800
                                                                                                              ----------
Office (2.29%)
11,000    Pitney Bowes, Inc. @ 48 1/8.......................................................                     529,375
                                                                                                              ----------
          Manufactures office automation equipment
          Earnings P/S..............$ .57, 1.15, .68, .90, .99, 1.00, 1.17, 1.38, 1.63, 1.87      14.1%
          Dividends P/S...................$ .23, .26, .30, .34, .39, .45, .52, .60, .69, .80      14.9%
          Price/Earnings Ratio..........................................................13.5
Oil & Gas (2.87%)
 2,700    Chevron Corp. @ 83 1/16...........................................................                     224,269
          One of the largest integrated, international oil companies with interest in petrochemicals
          Earnings P/S..........$ 2.81, 3.05, 3.18, 1.54, 3.57, 1.77, 2.70, 1.67, 4.32, 4.47       5.3%
          Dividends P/S.........$ 1.28, 1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28       6.6%
          Price/Earnings Ratio..........................................................18.3
   600    Exxon Corp. @ 71 5/16.............................................................                      42,788
          Major integrated oil and gas company
          Earnings P/S..........$ 2.15, 1.17, 2.37, 1.87, 1.85, 2.10, 2.24, 2.69, 3.12, 3.31       4.9%
          Dividends P/S.........$ 1.08, 1.15, 1.24, 1.34, 1.42, 1.44, 1.46, 1.50, 1.56, 1.63       4.7%
          Price/Earnings Ratio..........................................................21.7
 5,200    Mobil Corp. @ 76 5/8..............................................................                     398,450
          One of the largest integrated, international oil companies with interest in petrochemicals and plastics
          Earnings P/S..........$ 2.20, 2.30, 2.70, 1.60, 2.02, 2.60, 2.27, 3.07, 3.81, 3.94       6.7%
          Dividends P/S.........$ 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12       6.7%
          Price/Earnings Ratio..........................................................19.0
                                                                                                              ----------
                                                                                                                 665,507
                                                                                                              ----------
Retail (7.52%)
14,000    Dayton Hudson Corp. @ 48 1/2......................................................                     679,000
          General merchandiser selling through Target and Marvyn stores
          Earnings P/S............$ 1.15, .56, .93, .85, .65, .83, .85, .90, .74, 1.24, 1.88      14.4%
          Dividends P/S...................$ .17, .19, .22, .24, .26, .27, .28, .29, .31, .33       7.6%
          Price/Earnings Ratio..........................................................26.6
 3,000    Home Depot, Inc. @ 83 1/16........................................................                     249,187
          Operates a chain of retail building supply/home improvement "warehouse" stores
          Earnings P/S....................$ .11, .12, .16, .22, .29, .36, .45, .54, .70, .85      25.5%
          Dividends P/S.................$ .005, .01, .015, .02, .03, .04, .05, .07, .08, .10      39.5%
          Price/Earnings Ratio..........................................................57.4
 3,000    May Department Stores @ 65 1/2....................................................                     196,500
          Department store retailer operating 365 stores in 30 states
          Earnings P/S............1.75, 1.83, 1.99, 2.03, 2.42, 2.83, 2.96, 2.77, 2.97, 3.33       7.4%
          Dividends P/S................$ .56, .63, .70, .73, .75, .81, .91, 1.01, 1.13, 1.20       8.8%
          Price/Earnings Ratio..........................................................20.4
21,200    Sysco Corp. @ 25 5/8..............................................................                     543,250
          Largest distributor of food service products
          Earnings P/S....................$ .30, .37, .40, .45, .50, .58, .67, .74, .82, .93       5.0%
          Dividends P/S..................$ .04, .045, .05, .07, .11, .14, .18, .22, .26, .30      25.1%
          Price/Earnings Ratio..........................................................27.2
 1,200    Wal-Mart Stores, Inc. @ 60 3/4....................................................                      72,900
          Operates chain of discount department stores
          Earnings P/S...............$ .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38, 1.64      14.6%
          Dividends P/S...................$ .04, .06, .07, .09, .11, .13, .17, .20, .21, .27      23.6%
          Price/Earnings Ratio..........................................................39.1
                                                                                                              ----------
                                                                                                               1,740,837
                                                                                                              ----------
Soap & Cleaning Preparations (0.40%)
 3,000    Ecolab, Inc. @ 31.................................................................                      93,000
                                                                                                              ----------
          Develops and markets premium institutional cleansing, sanitizing and maintenance products and services
          Earnings P/S...................$ .03, .54, .46, .50, .52, .63, .64, .77, .92, 1.07      40.5%
          Dividends P/S.................$ .16, .165, .17, .175, .18, .20, .23, .26, .29, .34       8.7%
          Price/Earnings Ratio..........................................................30.6
Tobacco (0.85%)
 5,000    Philip Morris Cos., Inc. @ 39 3/8.................................................                     196,875
                                                                                                              ----------
          Global tobacco, brewing and food company
          Earnings P/S..........$ 1.06, 1.28, 1.33, 1.48, 1.88, 1.34, 1.90, 2.27, 2.66, 2.45       9.8%
          Dividends P/S...............$ .34, .42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60      18.8%
          Price/Earnings Ratio..........................................................16.3
Transport (0.54%)
 5,000    C.H. Robinson Worldwide, Inc. @ 24 7/8............................................                     124,375
                                                                                                              ----------
          Provides intermodal transportation services
          Earnings P/S.............................................$ .28, .36, .52, .67, .78      NMF
          Dividends P/S....$ .036, .045, .058, .062, .067, .073, .087, .108, .130, .185, .20      21.0%
          Price/Earnings Ratio..........................................................25.5
Utilities (7.75%)
13,000    Ameritech Corp. @ 44 7/8..........................................................                     583,375
          One of the world's largest communications companies
          Earnings P/S..........$ 1.15, 1.18, 1.17, 1.15, 1.21, 1.15, 1.55, 1.72, 1.99, 2.06       6.7%
          Dividends P/S................$ .69, .75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15       5.8%
          Price/Earnings Ratio..........................................................22.9
 1,500    Duke Energy Corp. @ 59 1/4........................................................                      88,875
          Generates, transmits, distributes and sells electric energy in the Piedmont sections of North and South Carolina
          Earnings P/S..........$ 2.57, 2.40, 2.44, 2.44, 2.39, 2.96, 3.01, 3.11, 2.96, 2.92       1.4%
          Dividends P/S.........$ 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16       4.8%
          Price/Earnings Ratio..........................................................20.1
 4,400    National Fuel Gas Co. @ 43 9/16...................................................                     191,675
          Integrated natural gas system serving N.Y., PA. and Ohio
          Earnings P/S...........$ 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.27, 2.40, 2.96, .90      NMF
          Dividends P/S.........$ 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73       0.5%
          Price/Earnings Ratio..........................................................47.2
 8,000    Northern States Power Co. @ 28 5/8................................................                     229,000
          Provides electric, utility, and gas services to Mid-western states
          Earnings P/S..........$ 1.62, 1.42, 1.39, 1.42, 1.25, 1.58, 1.74, 1.94, 1.89, 1.52      NMF
          Dividends P/S.........$ 1.05, 1.10, 1.15, 1.20, 1.25, 1.28, 1.31, 1.34, 1.37, 1.40       3.2%
          Price/Earnings Ratio..........................................................18.5
 4,400    Questar Corp. @ 19 5/8............................................................                      86,350
          Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
          Earnings P/S................$ .64, .73, .78, .77, 1.00, .99, .56, 1.12, 1.27, 1.27       7.9%
          Dividends P/S...................$ .47, .48, .49, .51, .52, .55, .57, .58, .60, .62       3.1%
          Price/Earnings Ratio..........................................................14.8

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

                                                                                                COMPOUND
NUMBER                                                                                           GROWTH          MARKET
OF SHARES                                                                                         RATE           VALUE
---------                                                                                         ----           -----

Utilities (continued)
10,000    SBC Communications, Inc. @ 40.....................................................                    $400,000
          Provides telephone service throughout the United States and internationally
          Earnings P/S...........$ .88, .91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.77, .80        NMF
          Dividends P/S...................$ .61, .65, .68, .71, .73, .75, .78, .82, .85, .89       4.3%
          Price/Earnings Ratio..........................................................48.1
 8,000    Teco Energy, Inc. @ 26 13/16......................................................                     214,500
          Holding company for Tampa Electric, which provides regulated electric utility services in Florida
          Earnings P/S..........$ 1.21, 1.23, 1.22, 1.28, 1.29, 1.38, 1.34, 1.68, 1.68, 1.46       5.9%
          Dividends P/S...............$ .70, .75, .80, .85, .90, .95, 1.00, 1.05, 1.11, 1.17       2.1%
          Price/Earnings Ratio..........................................................18.3
                                                                                                              ----------
                                                                                                               1,793,775
                                                                                                              ----------
                                                                         TOTAL COMMON STOCKS
                                                                          (Cost $17,005,817)                  19,328,049
                                                                                                              ----------

PAR VALUE
  (000s
 OMITTED)
 --------

UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (10.63%)
$  100    United States Treasury, Note 7.875%,
          11-15-99 @ 103.062................................................................                     103,062
   400    United States Treasury, Note 6.25%,
          01-31-02 @ 101.250................................................................                     405,000
 1,500    United States Treasury, Bond 10.750%,
          08-15-05 @ 130.109................................................................                   1,951,635
                                                                                                              ----------
                                                              TOTAL UNITED STATES GOVERNMENT
                                                                    AND AGENCIES OBLIGATIONS
                                                                           (Cost $2,446,719)                   2,459,697
                                                                                                              ----------
PAR VALUE
  (000s                                                                                       INTEREST           MARKET
 OMITTED)                                                                                       RATE             VALUE
 --------                                                                                       ----             -----

SHORT-TERM INVESTMENTS (9.88%)
$2,288    Joint Repurchase Agreement (9.88%)
          Investment in a joint repurchase
            agreement transaction with Toronto
            Dominion Securities USA, Inc. -
            Dated 06-30-98, due 07-01-98
            (Secured by U. S. Treasury Bond,
            9.125% due 05-15-18 and U.S.
            Treasury Notes, 5.00% thru 8.75%
            due 12-31-98 thru 04-30-03) -
            Note B..........................................................................     5.750%      $2,288,000
                                                                                                            -----------

          Corporate Savings Account (0.00%)
          Investors Bank & Trust Company
          Daily Interest Savings Account
          Current Rate 4.95%................................................................                        524
                                                                                                            -----------
                                                                TOTAL SHORT-TERM INVESTMENTS    (9.88%)       2,288,524
                                                                                              --------      -----------
                                                                           TOTAL INVESTMENTS  (103.98%)      24,076,270
                                                                                              --------      -----------
                                                           OTHER ASSETS AND LIABILITIES, NET    (3.98%)        (920,818)
                                                                                              --------      -----------
                                                                            TOTAL NET ASSETS  (100.00%)     $23,155,452
                                                                                              ========      ===========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. 500 Index Fund on June 30, 1998. It is divided into two main catagories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

COMMON STOCKS
Advertising (0.15%)
  Interpublic Group of Cos., Inc. (The) .................      220       $13,351
  Omnicom Group, Inc. ...................................      283        14,115
                                                                      ----------
                                                                          27,466
                                                                      ----------
Aerospace (1.19%)
  Boeing Co. (The) ......................................    1,746        77,806
  General Dynamics Corp. ................................      220        10,230
  Goodrich (B.F.) Co. (The) .............................      125         6,203
  Lockheed Martin Corp. .................................      340        35,997
  Northrop Grumman Corp. ................................      117        12,066
  Raytheon Co. (Class B) ................................      592        35,002
  United Technologies Corp. .............................      407        37,647
                                                                      ----------
                                                                         214,951
                                                                      ----------
Agricultural Operations (0.08%)
  Agribrands International, Inc. * ......................       30           908
  Pioneer Hi-Bred International, Inc. ...................      345        14,274
                                                                      ----------
                                                                          15,182
                                                                      ----------
Automobile / Trucks (1.72%)
  Chrysler Corp. ........................................    1,133        63,873
  Cummins Engine Co., Inc. ..............................       67         3,434
  Dana Corp. ............................................      183         9,791
  Eaton Corp. ...........................................      135        10,496
  Echlin, Inc. ..........................................      110         5,397
  Ford Motor Co. ........................................    2,096       123,664
  General Motors Corp. ..................................    1,235        82,513
  PACCAR, Inc. ..........................................      136         7,106
  Ryder System, Inc. ....................................      134         4,229
                                                                      ----------
                                                                         310,503
                                                                      ----------
Banks - United States (7.46%)
  Banc One Corp. ........................................    1,128        62,956
  Bank of New York Co., Inc. ............................      658        39,932
  BankAmerica Corp. .....................................    1,211       104,676
  BankBoston Corp. ......................................      508        28,257
  Bankers Trust New York Corp. ..........................      171        19,847
  BB&T Corp. ............................................      249        16,839
  Chase Manhattan Corp. .................................    1,472       111,136
  Citicorp ..............................................      798       119,101
  Comerica, Inc. ........................................      275        18,219
  Fifth Third Bancorp ...................................      406        25,578
  First Chicago NBD Corp. ...............................      508        45,021
  First Union Corp. .....................................    1,689        98,384
  Fleet Financial Group, Inc. ...........................      476        39,746
  Huntington Bancshares, Inc. ...........................      334        11,189
  KeyCorp ...............................................      767        27,324
  Mellon Bank Corp. .....................................      445        30,983
  Mercantile Bancorp., Inc. .............................      229        11,536
  Morgan (J.P.) & Co., Inc. .............................      310        36,309
  National City Corp. ...................................      574        40,754
  NationsBank Corp. .....................................    1,642       125,613
  Northern Trust Corp. ..................................      195        14,869
  Norwest Corp. .........................................    1,319        49,298
  PNC Bank Corp. ........................................      533        28,682
  Providian Financial Corp. .............................      166        13,041
  Republic New York Corp. ...............................      190        11,958
  State Street Corp. ....................................      281        19,530
  Summit Bancorp ........................................      307        14,582
  SunTrust Banks, Inc. ..................................      368        29,923
  Synovus Financial Corp. ...............................      459        10,901
  U.S. Bancorp ..........................................    1,287        55,341
  Wachovia Corp. ........................................      360        30,420
  Wells Fargo & Co. .....................................      151        55,719
                                                                      ----------
                                                                       1,347,664
                                                                      ----------
Beverages (3.07%)
  Anheuser-Busch Cos., Inc. .............................      856        40,392
  Brown-Forman Corp. ....................................      121         7,774
  Coca-Cola Co. (The) ...................................    4,320       369,360
  Coors (Adolph) Co. (Class B) ..........................       65         2,210
  PepsiCo, Inc. .........................................    2,650       109,147
  Seagram Co. Ltd. (The) (Canada) .......................      623        25,504
                                                                      ----------
                                                                         554,387
                                                                      ----------
Broker Services (0.46%)
  Lehman Brothers Holdings, Inc. ........................      178        13,806
  Merrill Lynch & Co., Inc. .............................      582        53,689
  Schwab (Charles) Corp. ................................      464        15,080
                                                                      ----------
                                                                          82,575
                                                                      ----------
Building (0.61%)
  Armstrong World Industries, Inc. ......................       71         4,784
  Black & Decker Corp. ..................................      166        10,126
  Centex Corp. ..........................................      104         3,926
  Fleetwood Enterprises, Inc. ...........................       64         2,560
  Fluor Corp. ...........................................      146         7,446
  Georgia-Pacific Corp. .................................      162         9,548
  Kaufman & Broad Home Corp. ............................       68         2,159
  Louisiana-Pacific Corp. ...............................      191         3,486
  Masco Corp. ...........................................      289        17,484
  Owens Corning .........................................       93         3,796
  Pulte Corp. ...........................................       74         2,211
  Sherwin-Williams Co. ..................................      302        10,004
  Snap-on, Inc. .........................................      106         3,843
  Stanley Works (The) ...................................      156         6,484
  Weyerhauser Co. .......................................      349        16,119
  Willamette Industries, Inc. ...........................      194         6,208
                                                                      ----------
                                                                         110,184
                                                                      ----------
Business Services - Misc. (0.16%)
  Block, H & R, Inc. ....................................      183         7,709
  Dun & Bradstreet Corp. ................................      297        10,729
  Equifax, Inc. .........................................      262         9,514
                                                                      ----------
                                                                          27,952
                                                                      ----------
Chemicals (1.20%)
  Air Products & Chemicals, Inc. ........................      412        16,480
  Dow Chemical Co. ......................................      396        38,288
  Eastman Chemical Co. ..................................      137         8,528
  Engelhard Corp. .......................................      252         5,103
  FMC Corp. * ...........................................       64         4,364

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Chemicals (continued)
  Grace (W.R.) & Co. ....................................      130        $2,218
  Great Lakes Chemical Corp. ............................      105         4,141
  Hercules, Inc. ........................................      169         6,950
  Monsanto Co. ..........................................    1,036        57,886
  Morton International, Inc. ............................      228         5,700
  Nalco Chemical Co. ....................................      116         4,075
  Octel Corp. * .........................................       26           517
  PPG Industries, Inc. ..................................      311        21,634
  Praxair, Inc. .........................................      275        12,873
  Rohm & Haas Co. .......................................      107        11,121
  Sigma-Aldrich Corp. ...................................      175         6,147
  Union Carbide Corp. ...................................      215        11,476
                                                                      ----------
                                                                         217,501
                                                                      ----------
Computers (8.36%)
  Adobe Systems, Inc. ...................................      120         5,093
  Apple Computer, Inc. * ................................      232         6,656
  Autodesk, Inc. ........................................       81         3,129
  Automatic Data Processing, Inc. .......................      522        38,041
  Bay Networks, Inc.* ...................................      384        12,384
  Cabletron Systems, Inc.* ..............................      276         3,709
  Ceridian Corp.* .......................................      133         7,814
  Cisco Systems, Inc.* ..................................    1,778       163,687
  Cognizant Corp. .......................................      283        17,829
  Compaq Computer Corp. .................................    2,885        81,862
  Computer Associates International, Inc. ...............      954        53,007
  Computer Sciences Corp.* ..............................      272        17,408
  Data General Corp. * ..................................       85         1,270
  Dell Computer Corp.* ..................................    1,140       105,806
  EMC Corp.* ............................................      866        38,808
  First Data Corp. ......................................      748        24,918
  HBO & Co. .............................................      736        25,944
  Hewlett-Packard Co. ...................................    1,817       108,793
  International Business Machines Corp. .................    1,698       194,952
  Microsoft Corp.* ......................................    4,253       460,919
  Novell, Inc.* .........................................      613         7,816
  Oracle Corp.* .........................................    1,719        42,223
  Parametric Technology Corp.* ..........................      448        12,152
  Seagate Technology, Inc.* .............................      423        10,073
  Shared Medical Systems Corp. ..........................       44         3,231
  Silicon Graphics, Inc.* ...............................      328         3,977
  Sun Microsystems, Inc.* ...............................      659        28,625
  3Com Corp.* ...........................................      619        18,996
  Unisys Corp.* .........................................      436        12,317
                                                                      ----------
                                                                       1,511,439
                                                                      ----------
Consumer Products Misc. (0.04%)
  American Greetings Corp. (Class A) ....................      127         6,469
  Jostens, Inc. .........................................       68         1,624
                                                                      ----------
                                                                           8,093
                                                                      ----------
Containers (0.17%)
  Bemis Co., Inc. .......................................       93         3,801
  Crown Cork & Seal Co., Inc. ...........................      224        10,640
  Owens-Illinois, Inc.* .................................      245        10,964
  Sealed Air Corp. * ....................................      144         5,292
                                                                      ----------
                                                                          30,697
                                                                      ----------
Cosmetics & Personal Care (0.77%)
  Alberto Culver Co. (Class B) ..........................       99         2,871
  Avon Products, Inc. ...................................      231        17,902
  Gillette Co. ..........................................    1,956       110,881
  International Flavors & Fragrances, Inc. ..............      191         8,297
                                                                      ----------
                                                                         139,951
                                                                      ----------
Diversified Operations (2.40%)
  AlliedSignal, Inc. ....................................      985        43,709
  Corning, Inc. .........................................      404        14,039
  Crane Co. .............................................       80         3,885
  Du Pont (E.I.) De Nemours & Co. .......................    1,976       147,459
  Fortune Brands, Inc. ..................................      300        11,531
  IKON Office Solutions, Inc. ...........................      235         3,422
  ITT Industries, Inc. ..................................      207         7,737
  Johnson Controls, Inc. ................................      147         8,407
  Laidlaw, Inc. (Canada) ................................      574         6,996
  Loews Corp. ...........................................      201        17,512
  Minnesota Mining & Manufacturing Co. ..................      714        58,682
  National Service Industries, Inc. .....................       75         3,816
  Tenneco, Inc. .........................................      297        11,305
  Textron, Inc. .........................................      287        20,574
  TRW, Inc. .............................................      215        11,744
  Tyco International Ltd. ...............................      999        62,937
                                                                      ----------
                                                                         433,755
                                                                      ----------
Electronics (5.75%)
  Advanced Micro Devices, Inc.* .........................      248         4,232
  AMP, Inc. .............................................      384        13,200
  Applied Materials, Inc.* ..............................      639        18,850
  CBS Corp. .............................................    1,242        39,433
  Emerson Electric Co. ..................................      774        46,730
  General Electric Co. ..................................    5,716       520,156
  General Signal Corp. ..................................       87         3,132
  Grainger (W.W.), Inc. .................................      174         8,667
  Honeywell, Inc. .......................................      222        18,551
  Intel Corp. ...........................................    2,857       211,775
  KLA-Tencor Corp.* .....................................      147         4,070
  LSI Logic Corp.* ......................................      247         5,696
  Micron Technology, Inc. ...............................      370         9,181
  Motorola, Inc. ........................................    1,043        54,823
  National Semiconductor Corp.* .........................      287         3,785
  Parker Hannifin Corp. .................................      194         7,396
  Raychem Corp. .........................................      148         4,375
  Rockwell International Corp. ..........................      351        16,870
  Tektronix, Inc. .......................................       88         3,113
  Texas Instruments, Inc. ...............................      682        39,769
  Thomas & Betts Corp. ..................................       96         4,728
                                                                      ----------
                                                                       1,038,532
                                                                      ----------
Finance (2.45%)
  Ahmanson (H.F.) & Co. .................................      191        13,561
  American Express Co. ..................................      812        92,568
  Associates First Capital Corp. (Class A) ..............    1,443       110,931
  Beneficial Corp. ......................................       93        14,246
  Golden West Financial Corp. ...........................       99        10,525
  Household International, Inc. .........................      561        27,910
  MBNA Corp. ............................................      875        28,875
  Morgan Stanley, Dean Witter, Discover & Co. ...........    1,035        94,573
  SunAmerica, Inc. ......................................      341        19,586
  Washington Mutual, Inc. ...............................      673        29,233
                                                                      ----------
                                                                         442,008
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Food (2.24%)
  Archer Daniels Midland Co. ............................      998       $19,336
  Bestfoods .............................................      502        29,147
  Campbell Soup Co. .....................................      797        42,341
  ConAgra, Inc. .........................................      831        26,332
  General Mills, Inc. ...................................      276        18,871
  Heinz (H.J.) Co. ......................................      638        35,808
  Hershey Foods Corp. ...................................      250        17,250
  Kellogg Co. ...........................................      718        26,970
  Quaker Oats Co. .......................................      242        13,295
  Ralston Purina Group ..................................      187        21,844
  Sara Lee Corp. ........................................      826        46,204
  Unilever N.V. PLC (Netherlands) .......................    1,118        88,252
  Wrigley (Wm.) Jr. Co. .................................      203        19,894
                                                                      ----------
                                                                         405,544
                                                                      ----------
Funeral Services & Related (0.10%)
  Service Corp. International ...........................      440        18,865
                                                                      ----------
Household (0.24%)
  Maytag Corp. ..........................................      166         8,196
  Newell Co. ............................................      278        13,848
  Rubbermaid, Inc. ......................................      262         8,695
  Tupperware Corp. ......................................      107         3,009
  Whirlpool Corp. .......................................      131         9,006
                                                                      ----------
                                                                          42,754
                                                                      ----------
Instruments - Scientific (0.10%)
  EG&G, Inc. ............................................       79         2,370
  Millipore Corp. .......................................       76         2,071
  Perkin-Elmer Corp. (The) ..............................       85         5,286
  Thermo Electron Corp.* ................................      264         9,026
                                                                      ----------
                                                                          18,753
                                                                      ----------
Insurance (4.08%)
  Aetna, Inc. ...........................................      260        19,792
  Allstate Corp. (The) ..................................      749        68,580
  American General Corp. ................................      443        31,536
  American International Group, Inc. ....................    1,225       178,850
  Aon Corp. .............................................      293        20,583
  Chubb Corp. (The) .....................................      297        23,871
  CIGNA Corp. ...........................................      387        26,703
  Cincinnati Financial Corp. ............................      288        11,052
  Conseco, Inc. .........................................      329        15,381
  General Re Corp. ......................................      137        34,729
  Hartford Financial Services Group Inc. (The) ..........      206        23,561
  Jefferson Pilot Corp. .................................      186        10,776
  Lincoln National Corp. ................................      179        16,356
  Marsh & McLennan Cos., Inc. ...........................      445        26,895
  MBIA, Inc. ............................................      171        12,804
  MGIC Investment Corp. .................................      199        11,355
  Progressive Corp. .....................................      126        17,766
  SAFECO Corp. ..........................................      247        11,223
  St. Paul Cos., Inc. ...................................      402        16,909
  Torchmark Corp. .......................................      245        11,209
  Transamerica Corp. ....................................      110        12,664
  Travelers Group, Inc. .................................    2,003       121,432
  UNUM Corp. ............................................      242        13,431
                                                                      ----------
                                                                         737,458
                                                                      ----------
Leisure (1.35%)
  Brunswick Corp. .......................................      174         4,307
  Disney (Walt) Co. (The) ...............................    1,179       123,869
  Eastman Kodak Co. .....................................      567        41,426
  Harrah's Entertainment, Inc. * ........................      176         4,092
  Hasbro, Inc. ..........................................      221         8,688
  Hilton Hotels Corp. ...................................      437        12,454
  King World Productions, Inc. * ........................      129         3,290
  Marriott International, Inc. (Class A) ................      446        14,439
  Mattel, Inc. ..........................................      508        21,495
  Mirage Resorts, Inc. * ................................      313         6,671
  Polaroid Corp. ........................................       78         2,774
                                                                      ----------
                                                                         243,505
                                                                      ----------
Machinery (0.63%)
  Aeroquip-Vickers, Inc. ................................       49         2,860
  Briggs & Stratton Corp. ...............................       43         1,610
  Case Corp. ............................................      131         6,321
  Caterpiller Tractor, Inc. .............................      650        34,369
  Cincinnati Milacron, Inc. .............................       70         1,702
  Cooper Industries, Inc. ...............................      211        11,592
  Deere & Co. ...........................................      436        23,053
  Dover Corp. ...........................................      388        13,289
  Foster Wheeler Corp. ..................................       71         1,522
  Harnischfeger Industries, Inc. ........................       84         2,378
  Ingersoll-Rand Co. ....................................      289        12,734
  NACCO Industries, Inc. (Class A) ......................       14         1,810
                                                                      ----------
                                                                         113,240
                                                                      ----------
Media (1.77%)
  Clear Channel Communications, Inc.* ...................      215        23,462
  Comcast Corp. .........................................      610        24,762
  Dow Jones & Co., Inc. .................................      168         9,366
  Gannett Co., Inc. .....................................      495        35,176
  Harcourt General, Inc. ................................      124         7,378
  Knight-Ridder, Inc. ...................................      139         7,654
  McGraw-Hill Cos., Inc. (The) ..........................      173        14,110
  Meredith Corp. ........................................       92         4,318
  New York Times Co. (Class A) ..........................      168        13,314
  Tele-Communications, Inc. (Class A)* ..................      886        34,056
  Time Warner, Inc. .....................................    1,010        86,292
  Times Mirror Co. (Class A) ............................      155         9,746
  Tribune Co. ...........................................      215        14,795
  Viacom, Inc. (Class B)* ...............................      617        35,940
                                                                      ----------
                                                                         320,369
                                                                      ----------
Medical (10.21%)
  Abbott Laboratories ...................................    2,672       109,218
  Allergan, Inc. ........................................      114         5,287
  ALZA Corp.* ...........................................      149         6,444
  American Home Products Corp. ..........................    2,270       117,472
  Amgen, Inc.* ..........................................      460        30,073
  Bard (C.R.), Inc. .....................................       99         3,768
  Bausch & Lomb, Inc. ...................................       97         4,862
  Baxter International, Inc. ............................      489        26,314
  Becton Dickinson & Co. ................................      213        16,534
  Biomet, Inc. ..........................................      195         6,447
  Boston Scientific Corp.* ..............................      340        24,352
  Bristol-Myers Squibb Co. ..............................    1,737       199,646
  Cardinal Health, Inc. .................................      192        18,000
  Columbia/HCA Healthcare Corp. .........................    1,131        32,940
  Guidant Corp. .........................................      263        18,755
  HEALTHSOUTH Corp.* ....................................      688        18,361
  Humana, Inc.* .........................................      286         8,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Medical (continued)
  Johnson & Johnson .....................................    2,349      $173,239
  Lilly (Eli) & Co. .....................................    1,938       128,029
  Mallinckrodt, Inc. ....................................      128         3,800
  Manor Care, Inc. ......................................      111         4,267
  Medtronic, Inc. .......................................      819        52,211
  Merck & Co., Inc. .....................................    2,093       279,939
  Pall Corp. ............................................      218         4,469
  Pfizer, Inc. ..........................................    2,259       245,525
  Pharmacia & Upjohn, Inc. ..............................      886        40,867
  Schering-Plough Corp. .................................    1,279       117,188
  St. Jude Medical, Inc. * ..............................      160         5,890
  Tenet Healthcare Corp.* ...............................      535        16,719
  United Healthcare Corp. ...............................      329        20,891
  United States Surgical Corp. ..........................      132         6,023
  Warner-Lambert Co. ....................................    1,428        99,067
                                                                      ----------
                                                                       1,845,517
                                                                      ----------
Metal (0.69%)
  Alcan Aluminium Ltd. (Canada) .........................      397        10,967
  Aluminum Co. of America ...............................      301        19,847
  Armco, Inc. * .........................................      189         1,205
  ASARCO, Inc. ..........................................       70         1,558
  Barrick Gold Corp. (Canada) ...........................      651        12,491
  Battle Mountain Gold Co. ..............................      401         2,381
  Bethlehem Steel Corp. * ...............................      197         2,450
  Cyprus Amax Minerals Co. ..............................      163         2,160
  Freeport-McMoRan Copper & Gold, Inc. ..................      338         5,133
  Homestake Mining Co. ..................................      256         2,656
  Illinois Tool Works, Inc. .............................      436        29,076
  Inco, Ltd. (Canada) ...................................      292         3,979
  Newmont Mining Corp. ..................................      273         6,450
  Phelps Dodge Corp. ....................................      103         5,890
  Placer Dome, Inc. (Canada) ............................      432         5,076
  Reynolds Metals Co. ...................................      129         7,216
  Timken Co. (The) ......................................      110         3,389
  Worthington Industries, Inc. ..........................      169         2,546
                                                                      ----------
                                                                         124,470
                                                                      ----------
Mortgage Banking (1.05%)
  Countrywide Credit Industries, Inc. ...................      190         9,643
  Fannie Mae ............................................    1,853       112,570
  Federal Home Loan Mortgage Corp. ......................    1,214        57,134
  Green Tree Financial Corp. ............................      238        10,189
                                                                      ----------
                                                                         189,536
                                                                      ----------
Office (0.55%)
  Avery Dennison Corp. ..................................      179         9,621
  Deluxe Corp. ..........................................      142         5,085
  Moore Corp., Ltd. (Canada) ............................      155         2,054
  Pitney Bowes, Inc. ....................................      506        24,351
  Xerox Corp. ...........................................      569        57,825
                                                                      ----------
                                                                          98,936
                                                                      ----------
Oil & Gas (6.77%)
  Amerada Hess Corp. ....................................      160         8,690
  Amoco Corp. ...........................................    1,700        70,763
  Anadarko Petroleum Corp. ..............................      105         7,055
  Apache Corp. ..........................................      167         5,261
  Ashland, Inc. .........................................      131         6,763
  Atlantic Richfield Co. ................................      560        43,750
  Baker Hughes, Inc. ....................................      296        10,231
  Burlington Resources, Inc. ............................      308        13,263
  Chevron Corp. .........................................    1,147        95,273
  Coastal Corp. (The) ...................................      185        12,915
  Columbia Energy Group .................................      145         8,066
  Dresser Industries, Inc. ..............................      307        13,527
  Enron Corp. ...........................................      544        29,410
  Exxon Corp. ...........................................    4,307       307,143
  Halliburton Co. .......................................      458        20,410
  Helmerich & Payne, Inc. ...............................       88         1,958
  Kerr-McGee Corp. ......................................       83         4,804
  McDermott International, Inc. .........................       98         3,375
  Mobil Corp. ...........................................    1,370       104,976
  Occidental Petroleum Corp. ............................      592        15,984
  Oryx Energy Co.* ......................................      185         4,093
  Pennzoil Co. ..........................................       83         4,202
  Phillips Petroleum Co. ................................      460        22,166
  Rowan Cos., Inc.* .....................................      151         2,935
  Royal Dutch Petroleum Co. (Netherlands) ...............    3,745       205,273
  Schlumberger, Ltd. ....................................      869        59,364
  Sonat, Inc. ...........................................      192         7,416
  Sun Co., Inc. .........................................      125         4,852
  Texaco, Inc. ..........................................      957        57,121
  Union Pacific Resources Group .........................      443         7,780
  Unocal Corp. ..........................................      431        15,408
  USX - Marathon Group ..................................      504        17,293
  Western Atlas, Inc. * .................................       95         8,063
  Williams Cos., Inc. (The) .............................      718        24,232
                                                                      ----------
                                                                       1,223,815
                                                                      ----------
Paper & Paper Products (0.69%)
  Ball Corp. ............................................       53         2,130
  Boise Cascade Corp. ...................................       98         3,210
  Champion International Corp. ..........................      168         8,264
  Fort James Corp. ......................................      365        16,242
  International Paper Co. ...............................      528        22,704
  Kimberly-Clark Corp. ..................................      971        44,545
  Mead Corp. (The) ......................................      183         5,810
  Potlatch Corp. ........................................       51         2,142
  Stone Container Corp. * ...............................      174         2,719
  Temple-Inland, Inc. ...................................       99         5,334
  Union Camp Corp. ......................................      122         6,054
  Westvaco Corp. ........................................      178         5,029
                                                                      ----------
                                                                         124,183
                                                                      ----------
Pollution Control (0.22%)
  Browning-Ferris Industries, Inc. ......................      339        11,780
  Waste Management, Inc. ................................      795        27,825
                                                                      ----------
                                                                          39,605
                                                                      ----------
Printing - Commercial (0.06%)
  Donnelley (R.R.) & Sons ...............................      255        11,666
                                                                      ----------
Retail (5.70%)
  Abercrombie & Fitch Co. (Class A)* ....................        6           264
  Albertson's, Inc. .....................................      429        22,227
  American Stores Co. ...................................      477        11,537
  AutoZone, Inc.* .......................................      266         8,495
  Cendant Corp. * .......................................    1,415        29,538
  Circuit City Stores, Inc. .............................      172         8,063
  Consolidated Stores Corp.* ............................      188         6,815
  Costco Cos., Inc.* ....................................      374        23,585
  CVS Corp. .............................................      668        26,010
  Darden Restaurants, Inc. ..............................      259         4,112

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Retail (continued)
  Dayton Hudson Corp. ...................................      764       $37,054
  Dillards, Inc. ........................................      194         8,039
  Federated Department Stores, Inc.* ....................      366        19,695
  Gap, Inc. (The) .......................................      691        42,583
  Genuine Parts Co. .....................................      312        10,784
  Giant Foods, Inc. (Class A) ...........................      105         4,522
  Great Atlantic & Pacific Tea Co., Inc. ................       67         2,215
  Home Depot, Inc. (The) ................................    1,278       106,154
  Kmart Corp.* ..........................................      852        16,401
  Kroger Co.* ...........................................      445        19,079
  Limited, Inc. (The) ...................................      476        15,767
  Longs Drug Stores Corp. ...............................       67         1,935
  Lowe's Cos., Inc. .....................................      610        24,743
  May Department Stores .................................      404        26,462
  McDonald's Corp. ......................................    1,203        83,007
  Mercantile Stores Co., Inc. ...........................       64         5,052
  Nordstrom, Inc. .......................................      135        10,429
  Penney (J.C.) Co., Inc. ...............................      437        31,601
  Pep Boys - Manny, Moe & Jack (The) ....................      111         2,102
  Reebok International Ltd. * ...........................       98         2,713
  Rite Aid Corp. ........................................      450        16,903
  Sears, Roebuck & Co. ..................................      685        41,828
  SUPERVALU, Inc. .......................................      105         4,659
  Sysco Corp. ...........................................      594        15,221
  Tandy Corp. ...........................................      181         9,604
  TJX Cos., Inc. ........................................      564        13,606
  Toys "R" Us, Inc.* ....................................      496        11,687
  Tricon Global Restaurants, Inc.* ......................      265         8,397
  Venator Group, Inc. * .................................      236         4,514
  Wal-Mart Stores, Inc. .................................    3,923       238,322
  Walgreen Co. ..........................................      865        35,735
  Wendy's International, Inc. ...........................      231         5,429
  Winn-Dixie Stores, Inc. ...............................      260        13,309
                                                                      ----------
                                                                       1,030,197
                                                                      ----------
Rubber - Tires & Misc (0.11%)
  Cooper Tire & Rubber Co ...............................      138         2,846
  Goodyear Tire & Rubber Co. (The) ......................      273        17,591
                                                                      ----------
                                                                          20,437
                                                                      ----------
Shoes & Related Apparel (0.14%)
  Nike, Inc. (Class B) ..................................      508        24,733
                                                                      ----------
Soap & Cleaning Preparations (1.57%)
  Clorox Co. ............................................      181        17,263
  Colgate-Palmolive Co. .................................      517        45,496
  Ecolab, Inc. ..........................................      225         6,975
  Procter & Gamble Co. (The) ............................    2,345       213,542
                                                                      ----------
                                                                         283,276
                                                                      ----------
Steel (0.12%)
  Allegheny Teledyne, Inc. ..............................      342         7,823
  Inland Steel Industries, Inc. .........................       86         2,424
  Nucor Corp. ...........................................      154         7,084
  USX-U.S. Steel Group, Inc. ............................      150         4,950
                                                                      ----------
                                                                          22,281
                                                                      ----------
Telecommunications (5.21%)
  A T & T Corp. .........................................    2,837       162,064
  Airtouch Communications, Inc. * .......................      986        57,619
  Andrew Corp.* .........................................      155         2,800
  Bell Atlantic Corp. ...................................    2,712       123,735
  DSC Communications Corp. * ............................      206         6,180
  General Instrument Corp. * ............................      258         7,014
  Harris Corp. ..........................................      140         6,256
  Lucent Technologies, Inc. .............................    2,273       189,085
  MCI Communications Corp. ..............................    1,217        70,738
  MediaOne Group, Inc. * ................................    1,060        46,574
  Nextel Communications, Inc. (Class A)* ................      459        11,418
  Northern Telecom Ltd. (Canada) ........................      909        51,586
  Scientific-Atlanta, Inc. ..............................      138         3,502
  Sprint Corp. ..........................................      751        52,946
  Tellabs, Inc.* ........................................      317        22,705
  U S WEST, Inc. ........................................      872        40,984
  WorldCom, Inc.* .......................................    1,769        85,686
                                                                      ----------
                                                                         940,892
                                                                      ----------
Textile (0.14%)
  Fruit of the Loom, Inc. (Class A)* ....................      128         4,248
  Liz Claiborne, Inc. ...................................      117         6,113
  Russell Corp. .........................................       64         1,932
  Springs Industries, Inc. ..............................       35         1,614
  VF Corp. ..............................................      213        10,970
                                                                      ----------
                                                                          24,877
                                                                      ----------
Tobacco (0.97%)
  Philip Morris Cos., Inc. ..............................    4,235       166,753
  UST, Inc. .............................................      322         8,694
                                                                      ----------
                                                                         175,447
                                                                      ----------
Transport (0.94%)
  AMR Corp.* ............................................      318        26,473
  Burlington Northern Santa Fe Corp. ....................      273        26,805
  CSX Corp. .............................................      381        17,335
  Delta Air Lines, Inc. .................................      130        16,802
  FDX Corp. * ...........................................      256        16,064
  Navistar International Corp. * ........................      126         3,638
  Norfolk Southern Corp. ................................      659        19,646
  Southwest Airlines Co. ................................      386        11,435
  Union Pacific Corp. ...................................      432        19,062
  US Airways Group, Inc.* ...............................      159        12,601
                                                                      ----------
                                                                         169,861
                                                                      ----------
Utilities (4.69%)
  Alltel Corp. ..........................................      321        14,926
  Ameren Corp. ..........................................      240         9,540
  American Electric Power Co., Inc. .....................      331        15,019
  Ameritech Corp. .......................................    1,912        85,801
  Baltimore Gas & Electric Co. ..........................      258         8,014
  BellSouth Corp. .......................................    1,732       116,260
  Carolina Power & Light Co. ............................      263        11,408
  Central & South West Corp. ............................      371         9,971
  Cinergy Corp. .........................................      275         9,625
  Consolidated Edison, Inc. .............................      410        18,886
  Consolidated Natural Gas Co. ..........................      167         9,832
  Dominion Resources, Inc. ..............................      338        13,773
  DTE Energy Co. ........................................      253        10,215
  Duke Energy Corp. .....................................      629        37,268
  Eastern Enterprises ...................................       36         1,544
  Edison International ..................................      666        19,689
  Entergy Corp. .........................................      426        12,248
  FirstEnergy Corp. * ...................................      402        12,362
  FPL Group, Inc. .......................................      318        20,034
  Frontier Corp. ........................................      287         9,041

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

          John Hancock Funds - Declaration Trust -- V.A. 500 Index Fund

                                                            NUMBER OF   MARKET
ISSUER, DESCRIPTION                                          SHARES     VALUE
-------------------                                          ------     -----

Utilities (continued)
  GPU, Inc. .............................................      222        $8,394
  GTE Corp. .............................................    1,672        93,005
  Houston Industries, Inc. ..............................      494        15,252
  Niagara Mohawk Power Corp. * ..........................      252         3,764
  NICOR, Inc. ...........................................       84         3,371
  Northern States Power Co. .............................      260         7,443
  ONEOK, Inc. ...........................................       54         2,153
  PP&L Resources, Inc. ..................................      290         6,579
  PacifiCorp ............................................      518        11,720
  PECO Energy Co. .......................................      389        11,354
  People's Energy Corp. .................................       62         2,395
  PG&E Corp. ............................................      766        24,177
  Public Service Enterprise Group, Inc. .................      405        13,947
  SBC Communications, Inc. ..............................    3,202       128,080
  Sempra Energy* ........................................      219         6,077
  Southern Co. ..........................................    1,205        33,363
  Texas Utilities Co. ...................................      430        17,899
  Unicom Corp. ..........................................      378        13,254
                                                                      ----------
                                                                         847,683
                                                                      ----------
                                      TOTAL COMMON STOCKS
                                       (Cost $12,298,015)  (86.38%)   15,610,740
                                                           -------    ----------

                                              INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)  VALUE
-------------------                             ----    --------------  -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (13.03%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Notes,
   5.00% thru 7.50% due 02-15-99
   thru 11-15-01) - Note B..................   5.75%        $2,355    $2,355,000
                                                                     -----------
                        TOTAL SHORT-TERM INVESTMENTS       (13.03%)    2,355,000
                                                          --------   -----------
                                   TOTAL INVESTMENTS       (99.41%)   17,965,740
                                                          --------   -----------
                   OTHER ASSETS AND LIABILITIES, NET        (0.59%)      107,229
                                                          --------   -----------
                                    TOTAL NET ASSETS      (100.00%)  $18,072,969
                                                          ========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Sovereign Bond Fund on June 30, 1998. It is divided into three main catagories: bonds, warrants and short-term investments. Bonds and warrants are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

BONDS
Automobile / Trucks (0.62%)
  ERAC USA Finance Co.,
   Note 02-15-05 (R) ...............  6.625%   BBB         $19           $18,825
  Ford Motor Co.,
   Bond 02-15-28 ...................  6.625    A             5             5,004
   Deb 11-15-25 ....................  7.125    A            15            15,964
                                                                     -----------
                                                                          39,793
                                                                     -----------
Banks - Foreign (0.91%)
  Landeskreditbank Baden-
   Wuerttemberg, Sub Note
   (Germany) 02-01-23 (Y) ..........  7.625    AAA          15            17,412
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04 ........... 10.125    A+           15            17,778
  Scotland International Finance
   No. 2 B.V., Gtd Sub Note
   (Netherlands) 11-01-06 (R) (Y) ..  8.850    A+           20            23,223
                                                                     -----------
                                                                          58,413
                                                                     -----------
Banks - United States (1.23%)
  Banc One Corp.,
   Sub Deb 10-15-26 ................  7.625    A+           10            11,133
  BankBoston NA,
   Sub Note 03-25-08 ...............  6.375    A2           15            14,992
  Fleet Financial Group, Inc.,
   Sub Note 05-15-08 ...............  6.375    A-           20            20,201
  National Westminster Bank Plc -
   New York Branch,
   Sub Note 05-01-01 ...............  9.450    AA-           5             5,427
  NB Capital Trust IV,
   Gtd Cap Security 04-15-27  ......  8.250    A-           25            27,921
                                                                     -----------
                                                                          79,674
                                                                     -----------
Broker Services (0.16%)
  Salomon Smith Barney Holdings, Inc.,
   Note 10-15-02 ...................  6.500    A            10            10,113
                                                                     -----------
Building (0.15%)
  M.D.C. Holdings, Inc.,
   Sr Note 02-01-08 ................  8.375    BB-          10            10,000
                                                                     -----------
Computers (0.40%)
  Dell Computer Corp.,
   Sr Deb 04-15-28 .................  7.100    BBB          25            25,535
                                                                     -----------
Cosmetics & Personal Care (0.15%)
  Global Health Sciences, Inc.,
   Sr Note 05-01-08 (R) ............ 11.000    B+           10             9,875
                                                                     -----------
Electronics (0.14%)
  Zilog, Inc.,
   Sr Sec Note 03-01-05 (R) ........  9.500    B            12             8,760
                                                                     -----------
Energy (0.81%)
  AES Corp.,
   Sr Sub Note 07-15-06 ............ 10.250    B+           10            10,877
   Sr Sub Note 08-15-07 ............  8.375    B+           23            23,230
  CalEnergy Company, Inc.,
   Sr Note 09-15-06 ................  9.500    BB+          10            10,857
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) ........  9.625    B             7             7,192
                                                                     -----------
                                                                          52,154
                                                                     -----------
Finance (4.79%)
  Constitution Capital Trust I,
   Gtd Cap Security 04-15-27 (R) ...  9.150    BBB           3             3,375
  DR Investments,
   Sr Note 05-15-07 (R) ............  7.450    A-           20            21,214
  EES Coke Battery Co. Inc.,
   Sr Sec Note Ser A 04-15-12 (R) ..  7.125    BBB           8             8,678
  Ford Capital, B.V.,
   Gtd Deb (Netherlands)
   05-15-02 (Y) ....................  9.875    A            50            56,185
  General Motors Acceptance Corp.,
   Medium Term Note 04-06-00  ......  5.850    A2           45            44,953
  JCP Master Credit Card Trust,
   Pass Thru Ctf Ser C Class A
   06-15-00 ........................  9.625    AA+          95           100,663
  United Companies Financial Corp.,
   Sr Note 01-15-04 ................  7.700    BB+           5             4,948
  WMC Finance USA,
   Gtd Note (Australia) 11-15-03 (Y)  6.500    A            65            65,116
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A
   06-15-05 (R) ....................  8.400    BBB-          4             3,739
                                                                     -----------
                                                                         308,871
                                                                     -----------
Funeral Services & Related (0.40%)
  Loewen Group International, Inc.,
   Gtd Sr Note Ser 4 10-15-03 ......  8.250    BB+          25            25,625
                                                                     -----------
Glass Products (0.05%)
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico)
   05-15-07 (R) (Y) ................ 11.375    B+            3             3,075
                                                                     -----------
Government - Foreign (0.56%)
  Federative Republic of Brazil,
   Global Bond (Brazil) 04-07-08 (Y)  9.375    BB-          15            13,331
  Panama, Republic of,
   Note (Panama) 02-13-02 (R) (Y) ..  7.875    BB+          23            22,540
                                                                     -----------
                                                                          35,871
                                                                     -----------
Government - U.S. (42.72%)
  United States Treasury,
   Bond 08-15-17 ...................  8.875    AAA          77           104,972
   Bond 02-15-23 ...................  7.125    AAA         620           733,441
   Note 11-30-99 ...................  7.750    AAA          67            68,999
   Note 05-15-01 ...................  8.000    AAA         417           443,975
   Note 05-15-02 ...................  7.500    AAA         256           273,201
   Note 08-15-03 ...................  5.750    AAA         133           134,412
   Note 02-15-05 ...................  7.500    AAA         442           489,237
   Note 07-15-06 ...................  7.000    AAA         466           508,886
                                                                     -----------
                                                                       2,757,123
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Government - U.S. Agencies (15.01%)
  Federal National Mortgage Assn.,
   30 Yr Pass Thru Ctf 03-01-24 + ..   6.500%  AAA        $355          $353,555
   30 Yr Pass Thru Ctf 01-01-28 ....   6.000   AAA          25            24,152
   Note 02-15-11 + .................   6.500   AAA          45            45,253
   Pass Thru Ctf 01-20-08 + ........   6.000   AAA         125           121,679
   Pass Thru Ctf Ser 1997-M8
    Class A-1 01-25-22 .............   6.940   AAA           3             3,041
  Government National Mortgage Assn ,
   30 Yr Pass Thru Ctf 08-01-24 + ..   7.000   AAA         355           360,655
   30 Yr Pass Thru Ctf 07-15-26
    to 08-15-27 ....................   8.000   AAA          58            60,103
                                                                     -----------
                                                                         968,438
                                                                     -----------
Household (0.23%)
  WestPoint Stevens Inc.,
   Sr Note 06-15-05 (R) ............   7.875   BB           15            15,113
                                                                     -----------
Insurance (1.98%)
  Conseco, Inc.,
   Note 06-15-05 ...................   6.800   BBB          15            15,025
  Equitable Life Assurance Society
   of the United States,
   Surplus Note 12-01-05 (R) .......   6.950   A            15            15,572
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26 (Y) ......   8.300   BBB+         15            17,022
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R) .......   8.200   A+            5             5,640
   Surplus Note 10-15-26 (R) .......   7.875   A2           15            16,929
  Massachusetts Mutual Life
   Insurance Co.,
   Surplus Note 11-15-23 (R) .......   7.625   AA            5             5,670
  NAC Re Corp.,
   Note 06-15-99 ...................   8.000   A-            5             5,084
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R) .......   7.500   AA-           5             5,224
  Phoenix Home Life Mutual
   Insurance Co.,
   Surplus Note 12-01-06 (R) .......   6.950   A+           15            15,434
  Sun Canada Financial Co.,
   Gtd Sub Note 12-15-07 (R) .......   6.625   AA           20            20,710
  URC Holdings Corp.,
   Sr Note 06-30-06 (R) ............   7.875   A-            5             5,393
                                                                     -----------
                                                                         127,703
                                                                     -----------
Leisure (0.30%)
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas)
    03-15-07 (Y) ...................   9.000   B+            8             8,380
   Gtd Sr Sub Note (Bahamas)
    12-15-07 (Y) ...................   8.625   B+            5             5,150
  Trump Hotels & Casino Resorts
   Funding, Inc./Holdings, L.P.,
   Sr Note 06-15-05 ................  15.500   B-            5             5,625
                                                                     -----------
                                                                          19,155
                                                                     -----------
Media (2.77%)
  Adelphia Communications Corp.,
   Sr Note 07-15-03 (R) ............   8.125   B            12            11,932
   Sr Note Ser B 10-01-02 ..........   9.250   B2           17            17,595
  Clear Channel Communications,
   Inc., Deb 10-15-27 ..............   7.250   BBB-         25            25,758
  Comcast Corp.,
   Sr Sub Deb 07-15-12 .............  10.625   BB+           4             5,160
  Cumulus Media Inc.,
   Sr Sub Note 07-01-08 ............  10.375   CCC+          5             5,069
  Garden State Newspapers, Inc.,
   Sr Sub Note 10-01-09 ............   8.750   B+            7             7,105
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) ...  10.625   BBB-         19            20,867
  News America Holdings, Inc.,
   Gtd Sr Deb 08-10-18 .............   8.250   BBB-         18            20,309
  OpTel, Inc.,
   Sr Note 07-01-08 (R) + ..........  11.500   B-           10            10,000
  Rogers Cablesystems Ltd.,
   Sec Second Priority Note
   (Canada) 08-01-02 (Y) ...........   9.625   BB+          21            22,470
  TeleWest Communications Plc,
   Sr Deb (United Kingdom)
   10-01-06 (Y) ....................   9.625   B+            2             2,110
  Time Warner, Inc.,
   Deb 01-15-13 ....................   9.125   BBB-         18            21,907
  TKR Cable I, Inc.,
   Sr Deb 10-30-07 .................  10.500   BBB-          8             8,801
                                                                     -----------
                                                                         179,083
                                                                     -----------
Medical (1.53%)
  Dynacare Inc.,
   Sr Note (Canada) 01-15-06 (Y) ...  10.750   B+            7             7,403
  Fresenius Medical Care
   Capital Trust II,
   Trust Preferred Security
   02-01-08 ........................   7.875   B+           10             9,900
  Integrated Health Services Inc.,
   Sr Sub Note 01-15-08 ............   9.250   B-           16            16,620
  PharMerica, Inc.,
   Sr Sub Note 04-01-08 (R) ........   8.375   B             6             6,030
  Physician Sales & Service, Inc.,
   Gtd Sr Sub Note 10-01-07 ........   8.500   B+            9             9,270
  Quest Diagnostics, Inc.,
   Sr Sub Note 12-15-06 ............  10.750   B+            3             3,353
  Sola International, Inc.,
   Note 03-15-08 ...................   6.875   BBB-         10             9,994
  Tenet Healthcare Corp.,
   Sr Sub Note 01-15-07 ............   8.625   BB-          13            13,325
   Sr Sub Note 12-01-08 (R) ........   8.125   BB-           8             8,010
  Vencor, Inc.,
   Sr Sub Note 05-01-05 (R) ........   9.875   B-            5             4,888
  Watson Pharmaceuticals, Inc.,
   Sr Note 05-15-08 ................   7.125   BBB-         10            10,138
                                                                     -----------
                                                                          98,931
                                                                     -----------
Metal (0.12%)
  Freeport-McMoRan Copper &
   Gold, Inc.,
   Sr Note 11-15-26 ................   7.200   CCC+         10             8,044
                                                                     -----------
Mortgage Banking (5.47%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1997-7 Class A
   08-15-02 ........................   6.350   AAA          45            45,359
  ContiFinancial Corp.,
   Sr Note 03-15-02 ................   7.500   BB+          18            18,061

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Mortgage Banking (continued)
  ContiMortgage Home Equity
   Loan Trust,
   Pass Thru Ctf Ser 1995-2
   Class A-5 08-15-25 ..............   8.100%  AAA         $10           $10,405
  CS First Boston Mortgage
   Securities Corp., Commercial
   Mtg Pass Thru Ctf Ser 1998-C1
   Class A-1A 12-17-07 .............   6.260   AAA          25            25,191
  EQCC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-3
   Class A-9 02-15-29 ..............   6.570   AAA          25            25,401
  First Plus Home Loan Trust,
   Pass Thru Ctf Ser 1997-1
   Class A-6 12-10-15 ..............   6.950   AAA           5             5,047
  GMAC Commercial Mortgage
   Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2
   Class A-3 11-15-07 ..............   6.566   AAA          25            25,609
  Homeside Lending Inc.,
   Med Term Sr Note 05-15-03 .......   6.200   A+           25            24,925
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1998-1
   Class A-4 03-20-25 ..............   6.600   Aaa          15            15,017
  Money Store Home Equity Trust
   (The), Pass Thru Ctf Ser 1997-D
   Class AF-7 12-15-38 .............   6.485   AAA          16            16,230
  Morgan Stanley Capital I, Inc.,
   Pass Thru Ctf Ser 1997-WF1
   Class A1 10-15-06 (R) ...........   6.830   AAA         107           110,352
  Nomura Asset Securities Corp.,
   Pass Thru Ctf Ser 1998-D6
   Class A-1A 03-17-28 .............   6.280   AAA          15            14,891
  Salomon Brothers Mortgage
   Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2
   Class A-2 07-25-24 ..............   6.750   Aaa           6             6,098
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1997-A1
   Class A-8 06-15-28 ..............   7.220   AAA          10            10,238
                                                                     -----------
                                                                         352,824
                                                                     -----------
Oil & Gas (1.19%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) ...   9.250   BBB-         10            10,075
  Norsk Hydro ASA,
   Deb (Norway) 10-01-16 (Y) .......   7.500   A            20            22,371
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-08 (Y) ...   6.625   BBB          15            15,027
  Union Pacific Resources Group, Inc.,
   Deb 05-15-28 ....................   7.150   BBB          15            15,002
  YPF Sociedad Anonima,
   Sr Note (Argentina) 03-15-03 (Y)    7.250   BBB-         15            14,576
                                                                     -----------
                                                                          77,051
                                                                     -----------
Paper & Paper Products (0.21%)
  Fort James Corp.,
   Sr Note 09-15-02 ................   6.500   BBB-          5             5,035
  Repap New Brunswick,
   Sr Note (Canada) 04-15-05 (Y) ...  10.625   CCC+          5             5,050
  S.D. Warren Co.,
   Sr Sub Note Ser B 12-15-04 ......  12.000   B+            3             3,315
                                                                     -----------
                                                                          13,400
                                                                     -----------
Real Estate Investment Trust (0.55%)
  American Health Properties, Inc.,
   Note 01-15-07 ...................   7.500   BBB-         20            20,512
  Liberty Property L.P.,
   Med Term Note 06-05-02 ..........   6.600   BBB-         10            10,010
  TriNet Corporate Realty Trust, Inc.,
   Note 05-15-01 ...................   7.300   BBB-          5             5,079
                                                                     -----------
                                                                          35,601
                                                                     -----------
Retail (0.11%)
  Southern Foods Group L.P.,
   Sr Sub Note 09-01-07 (R) ........   9.875   B             7             7,298
                                                                     -----------
Steel (0.20%)
  Bayou Steel Corp.,
   1st Mtg Bond 05-15-08 (R) .......   9.500   B            10             9,913
  IVACO, Inc.,
   Sr Note (Canada) 09-15-05 (Y) ...  11.500   B+            3             3,293
                                                                     -----------
                                                                          13,206
                                                                     -----------
Telecommunications (3.54%)
  Compagnie De Radiocomunicaciones
   Moviles S.A.,
   Bond (Argentina)
   05-08-08 (R) (Y) ................   9.250   BBB-          3             2,880
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   06-15-08 (R) (Y) ................  10.875   B-           10             9,900
  Facilicom International,
   Sr Note 01-15-08 (R) ............  10.500   B-           10             9,800
  FLAG Ltd.,
   Sr Note (Bermuda)
   01-30-08 (R) (Y) ................   8.250   B+           16            16,120
  GTE Corp.,
   Deb 04-15-28 ....................   6.940   A            35            35,438
  MCI Communications Corp.,
   Sr Note 04-15-10 ................   6.500   A            20            20,025
  McLeodUSA Inc.,
   Sr Note 03-15-08 (R) ............   8.375   B+           13            13,033
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) ...  12.000   B             5             5,750
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%,
    02-15-99) 08-15-04 (A) .........    Zero   CCC+         31            30,148
   Sr Disc Note, Step Coupon (9.95%,
    02-15-03) 02-15-08 (A) (R) .....    Zero   CCC+         10             6,375
  NEXTLINK Communications, Inc.,
   Sr Note 10-01-07 ................   9.625   B             7             7,140
   Sr Note 03-15-08 (R) ............   9.000   B             6             6,000
  Paging Network, Inc.,
   Sr Sub Note 10-15-08 ............  10.000   B            10            10,325
  Qwest Communications
   International, Inc.,
   Sr Note Ser B 04-01-07 ..........  10.875   BB+           4             4,610
  Satelites Mexicanos S.A. de C.V.,
   Sr Note (Mexico) 11-01-04 (R) (Y)  10.125   B-            5             4,875
  TCI Communications, Inc.,
   Sr Deb 08-01-15 .................   8.750   BBB-         22            26,486
  Teligent, Inc.,
   Sr Note 12-01-07 ................  11.500   CCC          11            11,138

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Telecommunications (continued)
  Viatel, Inc.,
   Unit (Sr Note & Preferred Stock
   Ser A) 04-15-08 (R) .............  11.250%  Caa1         $8            $8,380
                                                                     -----------
                                                                         228,423
                                                                     -----------
Textile (0.62%)
  Tommy Hilfiger USA,
   Gtd Note 06-01-03 ...............   6.500   BBB-         15            15,056
  Tropical Sportswear International Corp.,
   Sr Sub Note 06-15-08 (R) ........  11.000   B-           10            10,025
  Unifi, Inc.,
   Note 02-01-08 ...................   6.500   A-           15            14,831
                                                                     -----------
                                                                          39,912
                                                                     -----------
Tobacco (0.65%)
  Philip Morris,
   Note 08-15-02 ...................   7.125   A            10            10,259
  RJR Nabisco, Inc.,
   Note 12-01-02 ...................   8.625   BBB-         21            21,676
   Note 09-15-03 ...................   7.625   BBB-         10             9,943
                                                                     -----------
                                                                          41,878
                                                                     -----------
Transport (1.64%)
  America West Airlines, Inc.,
   Pass Thru Ctf Ser B 01-02-08 ....   6.930   A-            5             4,902
  Continental Airlines, Inc.,
   Pass Thru Ctf Ser 972C 06-30-04 .   7.206   BBB          20            20,588
  Enterprises Shipholding Corp.,
   Sr Note (Greece) 05-01-08 (R) (Y)   8.875   BB            8             7,840
  Fine Air Services, Inc.,
   Sr Note 06-01-08 (R) ............   9.875   B            15            14,663
  Northwest Airlines, Inc.,
   Gtd Note 03-15-04 ...............   8.375   BB           15            15,467
   Pass Thru Ctf Ser 1996-1D
   01-02-15 ........................   8.970   BBB-          5             5,508
  NWA Trust,
   Sr Note Ser A 06-21-14 ..........   9.250   A2            4             4,385
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser 1990-A1
   03-19-05 ........................  11.200   BB           22            24,853
  Wisconsin Central Transportation Corp.,
   Note 04-15-08 ...................   6.625   BBB-          8             7,948
                                                                     -----------
                                                                         106,154
                                                                     -----------
Utilities (3.58%)
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond 06-01-17 ...   9.000   BB-          23            26,302
  BVPS II Funding Corp.,
   Collateralized Lease Bond
   06-01-17 ........................   8.890   BB-           5             5,781
  Calpine Corp.,
   Sr Note 07-15-07 ................   8.750   BB-           8             8,220
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05 ..........   9.500   BB+          23            25,405
   Sr Sec Note 11-01-17 ............   7.880   BB+          20            21,830
  CMS Energy Corp.,
   Sr Note 05-15-02 ................   8.125   BB            5             5,144
  First PV Funding Corp.,
   Deb Ser 86B 01-15-16 ............  10.150   BB-           2             2,130
  Hydro-Quebec,
   Gtd Bond (Canada) 02-01-21 (Y) ..   9.400   A+           15            19,945
   Gtd Bond (Canada) 01-15-22 (Y) ..   8.400   A+           20            24,419
  Iberdrola International B.V.,
   Note 10-01-02 ...................   7.500   AA-          15            15,695
  Long Island Lighting Co.,
   Deb 07-15-19 ....................   8.900   A-            3             3,179
   Deb 11-01-22 ....................   9.000   A-           10            11,406
  Niagara Mohawk Power Corp.,
   Sr Note Ser G 10-01-08 ..........   7.750   BB-          10            10,238
  North Atlantic Energy Corp.,
   1st Mtg Ser A 06-01-02 ..........   9.050   B+            8             8,223
  Puget Sound Energy Capital Trust I,
   Gtd Cap Security Ser B 06-01-27 .   8.231   Baa2         15            15,594
  U.S. West Capital Funding Inc.,
   Gtd Bond 07-15-28 ...............   6.875   A-           10            10,001
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond
   01-02-17 ........................   8.090   BBB-         17            17,621
                                                                     -----------
                                                                         231,133
                                                                     -----------
                                       TOTAL BONDS
                                 (Cost $5,947,492)     (92.79%)        5,988,229
                                                       -------       -----------

                                                      NUMBER OF
                                                        SHARES
                                                        ------
WARRANTS
Telecommunications (0.00%)
  MetroNet Communications Corp. (Canada) (Y) (R)..         5                 240
                                                                     -----------
                                    TOTAL WARRANTS
                                        (Cost $51)     (0.00%)               240
                                                      -------        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. Sovereign Bond Fund

                                             INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (15.62%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. -
   Dated 06-30-98, due 07-01-98
   (Secured by U.S. Treasury Bond,
   9.125%, due 05-15-18 and U.S.
   Treasury Notes, 5.000% thru
   8.750%, due 12-31-98 thru
   04-30-03) - Note B.....................   5.750%       $1,008     $1,008,000
                                                                     ----------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.950%............................                          881
                                                                     ----------
                      TOTAL SHORT-TERM INVESTMENTS       (15.64%)     1,008,881
                                                        --------     ----------
                                 TOTAL INVESTMENTS      (108.43%)     6,997,350
                                                        --------     ----------
                 OTHER ASSETS AND LIABILITIES, NET        (8.43%)      (544,047)
                                                        --------     ----------
                                  TOTAL NET ASSETS      (100.00%)    $6,453,303
                                                        ========     ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit Ratings are rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

+ A portion of these securities having an aggregate value of $891,142 or 13.81% of the Fund's net assets, have been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with current values at least equal to the amounts of its when issued commitments. Accordingly, the market values of $586,753 of United States Treasury Bonds 7.125%, 02/15/23 and $359,179 of United States Treasury Notes 7.500%, 02/15/05 have been segregated to the when issued commitments.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $514,735 or 7.98% of net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. Strategic Income Fund on June 30, 1998. It is divided into four main catagories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

BONDS
Advertising (1.92%)
  Outdoor Systems, Inc.,
   Sr Sub Note 10-15-06 ............   9.375%  B          $100          $106,250
  R.H. Donnelly, Inc.
   Sr Sub Note 06-01-08 (R)  .......   9.125   B+          100           101,625
                                                                     -----------
                                                                         207,875
                                                                     -----------
Banks - Foreign (1.84%)
  International Bank for Reconstruction
   & Development, Sr Note
   (South Africa) 07-21-98 # .......  15.000   AAA         500            83,917
  Landeskreditbank Baden-
   Wuerttemberg, Sub Note
   (Germany) 02-01-23 (Y) ..........   7.625   AAA         100           116,083
                                                                     -----------
                                                                         200,000
                                                                     -----------
Computers (1.07%)
  Unisys Corp.,
   Sr Note 10-15-04 ................  11.750   BB-         100           115,500
                                                                     -----------
Containers (0.94%)
  Stone Container Corp., Unit
   (Sr Sub Deb & Supplemental
   Interest Cert) 04-01-02 .........  12.250   B-          100           102,000
                                                                     -----------
Cosmetics & Personal Care (0.91%)
  Global Health Sciences, Inc.,
   Sr Note 05-01-08 (R) ............  11.000   B+          100            98,750
                                                                     -----------
Diversified Operations (1.00%)
  Euramax International Plc,
   Sr Sub Note (United Kingdom)
   10-01-06 (Y) ....................  11.250   B           100           108,250
                                                                     -----------
Electronics (1.61%)
  Communications Instruments, Inc.,
   Gtd Sr Sub Note Ser B 09-15-04 ..  10.000   B-          100           102,000
  Zilog, Inc.,
   Sr Sec Note 03-01-05 (R)  .......   9.500   B           100            73,000
                                                                     -----------
                                                                         175,000
                                                                     -----------
Energy (1.89%)
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R)  .......   9.625   B           200           205,500
                                                                     -----------
Finance (0.92%)
  AEI Holding Co.,
   Sr Note 11-15-07 (R) ............  10.000   B-          100            99,500
                                                                     -----------
Government - Foreign (6.74%)
  Australia, Commonweath of,
   Government Bond (Australia)
   08-15-08 # ......................   8.750   AAA         400           307,559
   Government Bond (Australia)
   11-15-06 # ......................   6.750   AAA         200           133,907
   United Kingdom of Great Britain
   Treasury Gilts, Government Bond
   (United Kingdom) 06-07-21 # .....   8.000   AAA          50           108,870
   Government Bond
   (United Kingdom) 12-07-28 # .....   6.000   AAA         100           180,737
                                                                     -----------
                                                                         731,073
                                                                     -----------
Government - U.S. (20.05%)
  United States Treasury,
   Bond 02-15-16 ...................   9.250   AAA         200           278,188
   Bond 08-15-19 ...................   8.125   AAA         500           645,310
   Bond 08-15-23 ...................   6.250   AAA         200           214,124
   Bond 11-15-27 ...................   6.125   AAA         500           535,780
   Note 08-15-04 ...................   7.250   AAA         225           244,793
   Note 08-31-02 ...................   6.250   AAA         250           256,523
                                                                     -----------
                                                                       2,174,718
                                                                     -----------
Leisure (4.50%)
  Casino America, Inc.,
   Sr Sec Note 08-01-03 ............  12.500   B+          250           282,500
  Cinemark USA, Inc.,
   Sr Sub Note Ser D 08-01-08 ......   9.625   B           100           103,000
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas)
   12-15-07 (Y) ....................   8.625   B+          100           103,000
                                                                     -----------
                                                                         488,500
                                                                     -----------
Machinery (1.84%)
  Columbus McKinnon Corp.,
   Sr Sub Note 04-01-08 (R)  .......   8.500   B           100            98,750
  Newcor, Inc.,
   Sr Sub Note 03-01-08 (R)  .......   9.875   B-          100           101,250
                                                                     -----------
                                                                         200,000
                                                                     -----------
Media (8.40%)
  Chancellor Media Corp.,
   Gtd Sr Sub Note 01-15-07  .......  10.500   Ba3         100           111,000
  Cumulus Media, Inc.,
   Sr Sub Note 07-01-08 ............  10.375   CCC+        100           101,375
  Falcon Holding Group L.P./Falcon
   Funding Corp., Sr Deb
   04-15-10 (R) ....................   8.375   B           200           201,500
  Intermedia Capital Partners,
   Sr Note 08-01-06 ................  11.250   B           100           111,750
  Regional Independent Media Group
   Plc, Sr Note (United Kingdom)
   07-01-08 (R), (Y) ...............  10.500   B-          175           177,625
  SFX Entertainment, Inc.,
   Sr Sub Note 02-01-08 (R)  .......   9.125   CCC+        100            98,000
  STC Broadcasting, Inc.,
   Sr Sub Note 03-15-07 ............  11.000   B-          100           109,250
                                                                     -----------
                                                                         910,500
                                                                     -----------
Medical (0.91%)
  Fresenius Medical Care
   Capital Trust II, Trust Preferred
   Security 02-01-08 ...............   7.875   B+          100            99,000
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Metal (1.99%)
  GS Technologies Operating Co.,
   Sr Note 10-01-05 ................  12.250%  B          $100          $114,000
  Koppers Industries, Inc.,
   Gtd Sr Sub Note 12-01-07  .......   9.875   B-          100           102,000
                                                                     -----------
                                                                         216,000
                                                                     -----------
Oil & Gas (1.47%)
  Canadian Forest Oil Ltd.,
   Gtd Sr Sub Note (Canada)
   09-15-07 (Y) ....................   8.750   B           100            96,750
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon
   (9.875%, 02-15-03)
   02-15-08 (A), (R) ...............    Zero   B           100            62,500
                                                                     -----------
                                                                         159,250
                                                                     -----------
Paper & Paper Products (0.93%)
  Repap New Brunswick,
   Sr Note (Canada) 04-15-05 (Y) ...  10.625   CCC+        100           101,000
                                                                     -----------
Printing - Commercial (0.98%)
  Goss Graphic Systems, Inc.,
   Sr Sub Note 10-15-06 ............  12.000   B           100           105,750
                                                                     -----------
Retail (1.38%)
  United Stationers, Inc.,
   Sr Sub Note 04-15-08 (R)  .......   8.375   B           150           150,000
                                                                     -----------
Steel (0.92%)
  Ameristeel Corp.,
   Sr Note 04-15-08 (R) ............   8.750   B+          100           100,000
                                                                     -----------
Telecommunications (28.77%)
  Allegiance Telecom, Inc.,
   Sr Disc Note, Step Coupon
   (11.75%, 02-15-03)
   02-15-08 (A), (R) ...............    Zero   B-          250           125,000
  American Mobile Satellite
   Corp./AMSC Acquisition
   Co. Inc., Unit (Sr Note &
   Warrant) 04-01-08 (R) ...........  12.250   B-          100            93,000
  Clearnet Communications, Inc.,
   Sr Disc Note, Step Coupon
   (10.40%, 05-15-03) (Canada)
   05-15-08 # ......................    Zero   B3          150            60,428
  COLT Telecom Group Plc,
   Sr Note (United Kingdom)
   11-30-07 # ......................  10.125   B            75           132,582
  Comunicacion Celular S.A., Bond,
   Step Coupon (13.125%, 11-15-00)
   (Colombia) 11-15-03 (A), (Y) ....    Zero   B3          100            77,000
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon
   (10.625%, 11-01-02)
   11-15-07 (A), (R) ...............    Zero   B           150           102,375
  Diva Systems Corp.,
   Unit (Sr Disc Note & Warrants),
   Step Coupon (12.625%, 03-01-03)
   03-01-08 (A), (R) ...............    Zero   B-          250           117,500
  DTI Holdings, Inc.,
   Unit (Sr Disc Note & Warrants),
   Step Coupon (12.500%, 03-01-03)
   03-01-08 (A), (R) ...............    Zero   B-          150            81,000
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   12-15-07 (Y) ....................  11.500   B-          100           103,000
   Sr Note (United Kingdom)
   06-15-08 (R), (Y) ...............  10.875   B-          100            99,000
  FLAG Ltd., Sr Note (Bermuda)
   01-30-08 (R), (Y) ...............   8.250   B+          100           100,750
  Global Crossing Holdings Ltd.,
   Sr Note 05-15-08 (R) ............   9.625   B           100           104,250
  Globalstar L.P./Globalstar Capital
   Corp., Sr Note 06-01-05 (R) .....  11.500   B           100            97,375
  Hermes Europe Railtel B.V.,
   Sr Note (Netherlands)
   08-15-07 (Y) ....................  11.500   B           100           113,000
  Innova S. de R.L., Sr Note
   (Mexico) 04-01-07 (Y) ...........  12.875   B-          100           101,500
  Intercel, Inc., Unit (Sr Discount
   Note & Warrant), Step Coupon
   (12.00%, 02-01-01)
   02-01-06 (A) ....................    Zero   B           200           158,000
  Ionica Plc, Sr Disc Note, Step
   Coupon (15.00%, 05-01-02)
   (United Kingdom)
   05-01-07 (A), (Y) ...............    Zero   Caa3        200            48,000
  Iridium LLC/Iridium Capital Corp.,
   Gtd Sr Note Ser A 07-15-05 ......  13.000   B-          100           106,500
  IXC Communications, Inc.,
   Sr Sub Note 04-15-08 (R)  .......   9.000   CCC+        100            99,000
  MetroNet Communications Corp.,
   Sr Disc Note, Step Coupon
   (9.95%, 06-15-03) (Canada)
   06-15-08 (A), (Y) ...............    Zero   B           200           123,750
   Sr Discount Note, Step Coupon
   (10.75%, 11-01-02) (Canada)
   11-01-07 (A), (Y) ...............    Zero   B           100            66,000
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon
   (9.75%, 02-15-99) 08-15-04 (A) ..    Zero   CCC+         75            72,937
   Sr Disc Note, Step Coupon
   (9.95%, 02-15-03)
   02-15-08 (A), (R) ...............    Zero   CCC+        125            79,688
  NTL, Inc.,
   Sr Note 04-01-08 (R) ............   9.500   B-           60           103,064
  Orion Network Systems,
   Sr Note 01-15-07 ................  11.250   B+          100           111,500
  Qwest Communications
   International, Inc., Sr Note
   Ser B 04-01-07 ..................  10.875   BB+         100           115,250
  RCN Corp.,
   Sr Note 10-15-07 ................  10.000   B3          100           103,000
  Teligent, Inc.,
   Sr Note 12-01-07 ................  11.500   CCC         100           101,250
  Viatel, Inc., Unit (Sr Note &
   Preferred Stock) 04-15-08 (R) ...  11.250   Caa1        200           209,500
  Winstar Equipment Corp.,
   Gtd Sec Note 03-15-04 ...........  12.500   B3          100           114,000
                                                                     -----------
                                                                       3,119,199
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Textile (1.39%)
  Tropical Sportswear International
   Corp., Sr Sub Note
   06-15-08 (R) ....................  11.000%  B-         $150          $150,375
                                                                     -----------
Transport (1.81%)
  Enterprises Shipholding Corp.,
   Sr Note (Greece)
   05-01-08 (R), (Y) ...............   8.875   BB          100            98,000
  Fine Air Services, Inc.,
   Sr Note 06-01-08 (R) ............   9.875   B           100            97,750
                                                                     -----------
                                                                         195,750
                                                                     -----------
Utilities (1.97%)
  Midland Funding Corp. II,
   Deb Ser A 07-23-05 ..............  11.750   B           100           120,294
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico)
   11-15-09 (R), (Y) ...............   9.625   BB          100            93,500
                                                                     -----------
                                                                         213,794
                                                                     -----------
                                       TOTAL BONDS
                                (Cost $10,431,144)     (96.15%)       10,427,284
                                                       -------       -----------

                                                       NUMBER OF
                                                        SHARES
                                                        ------

COMMON STOCKS
  KLM Royal Dutch Air Lines N.V.,
   Common Stock (Netherlands).....................         500            20,469
  Nextel Communications, Inc. (Class A),
   Common Stock**.................................         232             5,771
                                                                      ----------
                               TOTAL COMMON STOCKS
                                    (Cost $21,030)      (0.24%)           26,240
                                                       -------        ----------

PREFERRED STOCKS AND WARRANTS
  Allegiance Telecom, Inc., Warrant** ............         250               625
  Comunicacion Celular S.A., Warrant
   (Colombia) (Y)** ..............................       1,000             7,000
  Loral Space & Communications Ltd., Warrant** ...         100             1,000
  NEXTLINK Communications, Inc., 14.00%,
   Preferred Stock ...............................       1,662            99,720
  SFX Broadcasting, Inc., 12.625%, Ser E,
   Preferred Stock ...............................       1,130           134,482
                                                                      ----------
                                   TOTAL PREFERRED
                               STOCKS AND WARRANTS
                                   (Cost $220,978)      (2.24%)          242,827
                                                       -------        ----------

                                             INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000s OMITTED)   VALUE
-------------------                            ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.52%)
  Investment in a joint repurchase
   agreement transaction with Toronto
   Dominion Securities USA, Inc. - Dated
   06-30-98, due 07-01-98 (Secured by U.S.
   Treasury Bond, 9.125%, due 05-15-18 and
   U.S. Treasury Notes, 5.000% thru 8.750%,
   due 12-13-98 thru 04-30-03) - Note B....   5.750%       $56           $56,000
                                                                     -----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%.............................                           617
                                                                     -----------
                      TOTAL SHORT-TERM INVESTMENTS      (0.52%)           56,617
                                                      --------       -----------
                                 TOTAL INVESTMENTS     (99.15%)       10,752,968
                                                      --------       -----------
                 OTHER ASSETS AND LIABILITIES, NET      (0.85%)           91,365
                                                      --------       -----------
                                  TOTAL NET ASSETS    (100.00%)      $10,844,333
                                                      ========       ===========

* Credit Ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**    Non-income producing security.

# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note B of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $3,419,127 or 31.53% of the Fund's net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U. S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

      John Hancock Funds - Declaration Trust -- V.A. Strategic Income Fund

Portfolio Concentration
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The V. A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to country categories.

                                                     MARKET VALUE
                                                       AS A % OF
COUNTRY DISTRIBUTION                                FUND NET ASSETS
--------------------                                ---------------
Australia..................................               4.07%
Bahamas....................................               0.95
Bermuda....................................               0.93
Canada.....................................               4.13
Colombia...................................               0.77
Germany....................................               1.07
Greece.....................................               0.90
Mexico.....................................               1.80
Netherlands................................               1.23
South Africa...............................               0.77
United Kingdom.............................               8.83
United States..............................              73.70
                                                         -----
                          TOTAL INVESTMENTS              99.15%
                                                         =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
AAA........................................              28.64
BB.........................................               4.92
B..........................................              54.19
CCC........................................               8.40
                                                         -----
                                TOTAL BONDS              96.15%
                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.
A. High Yield Bond Fund on June 30, 1998. It is divided into four main catagories: bonds, common stocks, preferred stocks and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

BONDS
Agricultural Operations (0.17%)
  Iowa Select Farms L.P./ISF
   Finance, Inc., Sr Sub Note
   12-01-05 (R) ....................  10.750%  B3          $10           $10,050
                                                                     -----------
Automobile / Trucks (0.42%)
  J.B. Poindexter & Co., Inc.,
   Sr Note 05-15-04 ................  12.500   B-           25            25,125
                                                                     -----------
Banks - Foreign (1.98%)
  Fuji JGB Inv LLC, Pfd.,
   Bond Ser A 12-31-49 (R) ** ......   9.870   BB+         135           119,475
                                                                     -----------
Chemicals (2.54%)
  American Pacific Corp.,
   Sr Note 03-01-05 (R) ............   9.250   BB-          50            51,625
  Trikem S.A.,
   Bond (Brazil) 07-24-07 (R) (Y) ..  10.625   BB-         125           101,250
                                                                     -----------
                                                                         152,875
                                                                     -----------
Computers (2.09%)
  Exodus Communications, Inc.,
   Sr Note 07-01-08 (R) ............  11.250   B-           24            24,060
  PSINet, Inc.,
   Sr Note Ser B 02-15-05 ..........  10.000   B-          100           102,000
                                                                     -----------
                                                                         126,060
                                                                     -----------
Consumer Products Misc. (0.82%)
  Indesco International, Inc.,
   Sr Sub Note 04-15-08 (R) ........   9.750   B-           50            49,250
                                                                     -----------
Containers (6.49%)
  Gaylord Container Corp.,
   Sr Note Ser B 06-15-07 ..........   9.375   B            25            24,062
   Sr Sub Note Ser B 02-15-08 ......   9.875   B           200           194,000
  Riverwood International Corp.,
   Gtd Sr Sub Note 04-01-08 ........  10.875   CCC+         20            20,375
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental
   Interest Cert) 04-01-02 .........  12.250   B-          150           153,000
                                                                     -----------
                                                                         391,437
                                                                     -----------
Cosmetics & Personal Care (1.51%)
  AKI, Inc.,
   Sr Note 07-01-08 (R) ............  10.500   B+            7             7,070
  Global Health Sciences, Inc.,
   Sr Note 05-01-08 (R) ............  11.000   B+           75            74,063
  Styling Technology Corp.,
   Sr Sub Note 07-01-08 (R) ........  10.875   B-           10            10,025
                                                                     -----------
                                                                          91,158
                                                                     -----------
Energy (3.41%)
  P & L Coal Holdings Corp.,
   Sr Sub Note 05-15-08 (R) ........   9.625   B           200           205,500
                                                                     -----------
Finance (3.01%)
  Advance Agro Public Co., Sr Note
   (Thailand) 11-15-07 (R) (Y) .....  13.000   CCC+         50            50,000
  Polysindo International Finance
   B.V., Gtd Note (Indonesia)
   02-12-99 (Y) ** .................   8.648   CCC-         10             5,500
  Sampoerna International Finance
   Co., B.V., Gtd Yankee Bond
   (Indonesia) 06-15-06 (R) (Y) ....   8.375   CCC-         50            26,500
  Sumitomo Bank Treasury Co. LLC,
   Bond Ser A 12-29-49 (R) ** ......   9.400   BBB-        100            99,500
                                                                     -----------
                                                                         181,500
                                                                     -----------
Food (4.00%)
  Del Monte Foods Co., Sr Disc Note,
   Step Coupon (12.50%, 12-15-02)
   12-15-07 (A) (R) ................    Zero   B-           70            45,675
  Mastellone Hermanos S.A.,
   Sr Bond (Argentina)
   04-01-08 (R) (Y) ................  11.750   B+          150           150,000
  Specialty Foods Acquisition Corp.,
   Sr Sub Note Ser B 08-15-03 ......  11.250   CCC          50            45,250
                                                                     -----------
                                                                         240,925
                                                                     -----------
Government - Foreign (0.41%)
  Government of Jamaica,
   Note (Jamaica) 06-10-05 (R) (Y) .  10.875   Ba3          25            25,000
                                                                     -----------
Leisure (5.26%)
  Claridge Hotel and Casino Corp.,
   1st Mtg Note 02-01-02 ...........  11.750   CC           50            49,124
  Clearview Cinema Group, Inc.,
   Sr Note 06-01-08 (R) ............  10.875   B            10            10,200
  Fitzgeralds Gaming Corp.,
   Gtd Sr Sec Note 12-15-04 (R) ....  12.250   B-           50            48,500
  IHF Holdings, Inc., Sr Sub
   Disc Note Ser B, Step Coupon
   (15.00%, 11-15-99)
   11-15-04 (A) ....................    Zero   Caa2         25            20,750
  Premier Parks, Inc., Sr Disc Note,
   Step Coupon (10.00%, 04-01-03)
   04-01-08 (A) ....................    Zero   B-          200           132,750
  SC International Services, Inc.,
   Gtd Sr Sub Note Ser B 09-01-07 ..   9.250   B            55            56,100
                                                                     -----------
                                                                         317,424
                                                                     -----------
Machinery (0.41%)
  Glasstech, Inc.,
   Sr Note Ser B 07-01-04 ..........  12.750   B+           25            24,500
                                                                     -----------
Manufacturing (5.73%)
  AP Holdings, Inc., Sr Disc Note,
   Step Coupon (11.25%, 03-15-03)
   03-15-08 (A) (R) ................    Zero   B-          200           119,000
  Coyne International Enterprises
   Corp., Sr Sub Note 06-01-08 (R) .  11.250   B-           16            16,040
  Doe Run Resources Corp.,
   Sr Note 03-15-05 (R) ............  11.250   B+           10            10,000
   Sr Sub Note 03-15-03 (R) ** .....  12.009   B+           25            25,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Manufacturing (continued)
  Icon Health & Fitness, Inc.,
   Sr Sub Note Ser B 07-15-02 ......  13.000%  CCC+        $50           $54,875
  RAB Holdings, Inc.,
   Sr Note 05-01-08 (R) ............  13.000   CCC+        120           120,600
                                                                     -----------
                                                                         345,515
                                                                     -----------
Media (1.38%)
  CD Radio, Inc., Sr Disc Note,
   Step Coupon (15.00%, 12-01-02)
   12-01-07 (A) ....................    Zero   Caa1         10             5,850
  Cumulus Media, Inc., Sr Sub Note
   07-01-08 ........................  10.375   CCC+         14            14,193
  Digital Television Services LLC,
   Gtd Sr Sub Note 08-01-07 ........  12.500   CCC          35            39,900
  Regional Independent Media Group Plc,
   Sr Disc Note, Step Coupon
   (12.875%, 07-01-03)
   (United Kingdom)
   07-01-08 (A) (R) *** ............    Zero   B-           20            18,178
   Sr Note (United Kingdom)
   07-01-08 (R) (Y) ................  10.500   B-            5             5,075
                                                                     -----------
                                                                          83,196
                                                                     -----------
Metal (0.65%)
  Freeport-McMoRan Copper &
   Gold, Inc., Sr Note 11-15-06 ....   7.500   CCC+         10             7,800
  Metallurg, Inc.,
   Sr Note 12-01-07 (R) ............  11.000   B-           30            31,350
                                                                     -----------
                                                                          39,150
                                                                     -----------
Oil & Gas (6.58%)
  Gothic Energy Corp., Unit
   (Sr Sec Disc Note & Warrants)
   05-01-06 (R) ....................  14.125   CCC          10             5,700
  Gothic Production Corp.,
   Sr Sec Note 05-01-05 (R) ........  11.125   B-          150           144,000
  Great Lakes Acquisition,
   Sr Disc Deb, Step Coupon
   (13.125%, 05-15-03)
   05-15-09 (A) (R) ................    Zero   B-          200           109,000
  Key Energy Group, Inc.,
   Conv Sub Note 09-15-04 (R) ......   5.000   B            80            62,400
   Conv Sub Note 09-15-04 ..........   5.000   B            50            39,000
  Mariner Energy, Inc.,
   Sr Sub Note Ser B 08-01-06 ......  10.500   B-           10            10,250
  Ocean Rig Norway AS,
   Gtd Sr Note (Norway)
   06-01-08 (R) (Y) ................  10.250   B-           11            10,450
  PANACO, Inc., Gtd Sr Sub Note
   Ser B 10-01-04 ..................  10.625   B-           10             9,950
  Universal Compression, Inc.,
   Sr Disc Note, Step Coupon
   (9.875%, 02-15-03)
   02-15-08 (A) (R) ................    Zero   B            10             6,250
                                                                     -----------
                                                                         397,000
                                                                     -----------
Paper & Paper Products (4.76%)
  American Pad & Paper Co.,
   Sr Sub Note Ser B 11-15-05 ......  13.000   B-           10            10,400
  APP International Finance Co. B.V ,
   Gtd Sec Note (Indonesia)
   10-01-05 (Y) ....................  11.750   CCC+        150           132,000
  Bear Island Paper Co. LLC,
   Sr Sec Note Ser B 12-01-07 ......  10.000   B            25            25,750
  Repap New Brunswick,
   Sr Note (Canada) 04-15-05 (Y) ...  10.625   CCC+        100           101,000
  Sappi BVI Finance Ltd.,
   Gtd Conv Bond (South Africa)
   08-01-02 (R) (Y) ................   7.500   BB-          20            18,000
                                                                     -----------
                                                                         287,150
                                                                     -----------
Real Estate Operations (0.14%)
  Signature Resorts, Inc.,
   Conv Sub Note 01-15-07 ..........   5.750   B            10             8,250
                                                                     -----------
Retail (4.57%)
  American Restaurant Group, Inc.,
   Sr Sec Note 02-15-03 (R) ........  11.500   B            50            50,250
  Corporate Express, Inc.,
   Conv Note 07-01-00 ..............   4.500   B            11            10,160
  Frank's Nursery & Crafts,
   Sr Sub Note 03-01-08 (R) ........  10.250   B-           25            25,188
  Hills Stores Co.,
   Sr Note Ser B 07-01-03 ..........  12.500   B-           60            60,000
  Imperial Home Decor Group, Inc.,
   Sr Sub Note 03-15-08 (R) ........  11.000   B-          125           129,688
                                                                     -----------
                                                                         275,286
                                                                     -----------
Steel (5.56%)
  Acindar Industria Argentina
   de Aceros S.A., Bond
   (Argentina) 02-15-04 (Y) ........  11.250   B+           10            10,025
  CSN Iron S.A., Gtd Note (Brazil)
   06-01-07 (Y) ....................   9.125   B1           50            40,500
  Gulf States Steel, Inc. of Alabama,
   1st Mtg 04-15-03 ................  13.500   B-          100            98,000
  NSM Steel Inc./NSM Steel Ltd.,
   Unit (Sr Sub Mtg Note
   Ser B & Warrant) (Thailand)
   02-01-08 (R) (Y) ................  12.250   CCC         100            90,000
  Oregon Steel CF&I,
   Note 03-31-03 (r) ...............   9.500   B           100            96,881
                                                                     -----------
                                                                         335,406
                                                                     -----------
Telecommunications (6.95%)
  American Mobile Satellite Corp./
   AMSC Acquisition Co., Inc.,
   Unit (Sr Note & Warrant)
   04-01-08 (R) ....................  12.250   B-           40            37,200
  Esprit Telecom Group Plc,
   Sr Note (United Kingdom)
   06-15-08 (R) (Y) ................  11.000   B-           60            32,915
  FaciliCom International,
   Sr Note 01-15-08 (R) ............  10.500   B-           25            24,500
  International Wireless
   Communications, Inc.,
   Sr Sec Disc Note 08-15-01  ......    Zero   B-           50            14,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                     INTEREST  CREDIT    PAR VALUE     MARKET
ISSUER, DESCRIPTION                    RATE    RATING* (000s OMITTED)   VALUE
-------------------                    ----    ------- --------------   -----

Telecommunications (continued)
  Ionica Plc, Sr Disc Note,
   Step Coupon (15.00%,
   05-01-02) (United Kingdom)
   05-01-07 (A) (Y) ................    Zero%  Caa3        $40            $9,600
   Sr Note (United Kingdom)
   08-15-06 (Y) ....................  13.500   Caa3        110            66,000
  Long Distance International, Inc.,
   Unit (Sr Note & Warrant)
   04-15-08 (R) ....................  12.250   B-          100            99,000
  Telefonica de Argentina S.A.,
   Note (Argentina) 11-01-04 (Y) ...  11.875   BBB-         25            26,875
  Viatel, Inc.,
   Unit (Sr Note & Jr Sub Deb)
   04-15-08 (R) ....................  11.150   Caa1        170            98,676
   Unit (Sr Note & Preferred Stock
   Ser A) 04-15-08 (R) .............  11.250   Caa1         10            10,475
                                                                     -----------
                                                                         419,241
                                                                     -----------
Textile (2.87%)
  Steel Heddle Group, Inc., Sr Disc
   Deb, Step Coupon (13.75%,
   06-01-03) 06-01-09 (A) (R) ......    Zero   CCC+        200           103,000
  Steel Heddle Manufacturing Co.,
   Sr Sub Note 06-01-08 (R) ........  10.625   CCC+         50            50,125
  Tropical Sportswear International
   Corp., Sr Sub Note
   06-15-08 (R) ....................  11.000   B-           20            20,050
                                                                     -----------
                                                                         173,175
                                                                     -----------
Transport (2.76%)
  Cenargo International Plc,
   1st Mtg Note (United Kingdom)
   06-15-08 (R) (Y) ................   9.750   BB-          20            19,750
  Fine Air Services, Inc.,
   Sr Note 06-01-08 (R) ............   9.875   B           100            97,750
  Pacific & Atlantic Holding, Inc.,
   1st Mtg Note (Greece)
   05-30-08 (R) (Y) ................  11.500   B            50            48,750
                                                                     -----------
                                                                         166,250
                                                                     -----------
Utilities (1.12%)
  Empire Gas Corp.,
   Gtd Sr Sec Note 07-15-04 ........   7.000   CC           50            46,250
  Espirito Santo Centrais Electric,
   Sr Note (Brazil) 07-15-07 (R) (Y)  10.000   BB-          25            21,500
                                                                     -----------
                                                                          67,750
                                                                     -----------
Waste Disposal Service & Equip (3.37%)
  Waste Systems International, Inc.,
   Conv Sub Note 05-13-05 (R) ......   7.000   CCC+        200           203,000
                                                                     -----------
                                       TOTAL BONDS
                                 (Cost $4,838,575)     (78.96%)        4,760,648
                                                       -------       -----------

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                               SHARES OR WARRANTS     VALUE
-------------------                               ------------------     -----

COMMON STOCKS
  Abitibi-Consolidated, Inc., Common Stock
   (Canada) (Y) .....................................   12,500          $160,156
  American Pacific Corp., Common Stock ..............    5,000            49,375
  Gaylord Container Corp. (Class A), Common Stock ...    4,000            30,750
  KLM Royal Dutch Airlines N.V., Common Stock
   (Netherlands) (Y) ................................      100             4,094
  Northwest Airlines Corp. (Class A), Common Stock ..    3,250           125,328
  Repap Enterprises Inc., Common Stock
   (Canada) *** .....................................  150,000            25,500
                                                                      ----------
                               TOTAL COMMON STOCKS
                                   (Cost $484,148)      (6.55%)          395,203
                                                       -------        ----------

PREFERRED STOCKS
  Cumulus Media, Inc., 13.75%, Ser A,
   Preferred Stock ..................................       27            27,473
  Nextel Communications, Inc., 11.125%, Ser E,
   Payment-In-Kind, Preferred Stock (R) .............      154           158,620
                                                                      ----------
                            TOTAL PREFERRED STOCKS
                                   (Cost $190,740)      (3.09%)          186,093
                                                       -------        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

       John Hancock Funds - Declaration Trust -- V.A. High Yield Bond Fund

                                              INTEREST     PAR VALUE    MARKET
ISSUER, DESCRIPTION                             RATE    (000s OMITTED)   VALUE
-------------------                             ----    --------------   -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.78%)
  Investment in a joint repurchase agreement
   transaction with Toronto Dominion Securities
   USA, Inc. - Dated 06-30-98, due 07-01-98
   (secured by U.S. Treasury Bond, 9.125%,
   due 05-15-18 and U.S. Treasury Notes,
   5.000% thru 8.750%, due 12-31-98 thru
   04-30-03) - Note B.......................   5.750%        $650       $650,000
                                                                      ----------

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.950%..............................                         107
                                                                      ----------
                        TOTAL SHORT-TERM INVESTMENTS      (10.78%)       650,107
                                                         --------     ----------
                                   TOTAL INVESTMENTS      (99.38%)     5,992,051
                                                         --------     ----------
                   OTHER ASSETS AND LIABILITIES, NET       (0.62%)        37,087
                                                         --------     ----------
                                    TOTAL NET ASSETS     (100.00%)    $6,029,138
                                                         ========     ==========

* Credit ratings are rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

**    Represents rate in effect on June 30, 1998.

*** Par value of foreign bonds and shares outstanding of common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,129,223 or 51.90% of net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:

                                                 MARKET VALUE    MARKET VALUE
                      ACQUISITION  ACQUISITION     AS A %OF          AS OF
ISSUER, DESCRIPTION      DATE         COST      FUND NET ASSETS  JUNE 30, 1998
-------------------   -----------  -----------  --------------   -------------
Oregon Steel CF&I       5/14/98      $98,069        1.61%           $96,881

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
The V. A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to country categories.

                                                    MARKET VALUE
                                                      AS A % OF
COUNTRY DIVERSIFICATION                            FUND NET ASSETS
-----------------------                            ---------------
Argentina.........................................       3.10%
Brazil............................................       2.71
Canada............................................       4.76
Greece............................................       0.81
Indonesia.........................................       2.72
Jamaica...........................................       0.42
Netherlands.......................................       0.07
Norway............................................       0.17
South Africa......................................       0.30
Thailand..........................................       2.32
United Kingdom....................................       2.51
United States.....................................      79.49
                                                        -----
                                 TOTAL INVESTMENTS      99.38%
                                                        =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
BBB...............................................       2.10%
BB................................................       5.91
B.................................................      48.12
CCC...............................................      21.25
CC................................................       1.58
                                                        -----
                                       TOTAL BONDS      78.96%
                                                        =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by V.A. World Bond Fund on June 30, 1998. It's divided into three main categories: bonds, options and short-term investments. The bonds and options are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                            PAR VALUE
                                                  INTEREST    (000s    MARKET
ISSUER, DESCRIPTION                                 RATE    OMITTED)    VALUE
-------------------                                 ----    --------    -----

BONDS
British Pound Sterling (4.80%)
  United Kingdom Treasury,
   Bond 11-06-01# ............................     7.000%       70      $118,106
                                                                      ----------
Deutsche Mark (18.21%)
  Federal Republic of Germany,
   Bond Ser 98 01-04-08# .....................     5.250       442       253,889
  Ford Motor Credit Company, (United States),
   Bond 06-16-08# ............................     5.250       350       193,626
                                                                      ----------
                                                                         447,515
                                                                      ----------
U.S. Dollar (70.29%)
  Federal Home Loan Bank,
   Bond 10-15-03 .............................     5.440      $150       147,961
   Bond 03-26-07 .............................     6.945       100       107,109
  Federal Home Loan Mortgage Corp.,
   Giant Mtg Part Cert 07-01-12 ..............     7.000       122       124,341
  Federal National Mortgage Assn.,
   Note Ser MTN 10-23-02 .....................     6.080       250       253,555
  Federative Republic of Brazil, (Brazil),
   Global Bond 11-05-01 ......................     8.875        50        50,125
  Government of Jamaica, (Jamaica),
   Note 06-09-05 (R) .........................    10.875        10        10,000
  Republic of Costa Rica, (Costa Rica),
   Deb 05-01-03 (R) ..........................     8.000        25        25,188
  Republic of Equador, (Equador),
   Deb 04-25-02 (R) ..........................    11.250        50        51,000
  Republic of Panama, (Panama),
   Note Ser REGS 02-13-02 ....................     7.875        50        48,925
  Republic of South Africa, (South Africa),
   Note 06-23-17 .............................     8.500        50        47,313
  Republic of Venezuela, (Venezuela),
   Floating Rate Note Ser C 12-30-03 .........     7.000*       50        45,500
  United Mexican States, (Mexico),
   Global Bond 02-06-01 ......................     9.750        50        52,550
  United States Treasury,
   Bond 08-15-27 .............................     6.375        75        82,359
   Bond 11-15-27 .............................     6.125       250       267,890
   Note 05-31-02 .............................     6.500       100       103,328
   Note 04-30-03 .............................     5.750        25        25,246
   Note 05-15-07 .............................     6.625       120       128,887
   Note 08-15-07 .............................     6.125       150       156,070
                                                                      ----------
                                                                       1,727,347
                                                                      ----------
                                       TOTAL BONDS
                                 (Cost $2,261,749)         (93.30%)    2,292,968
                                                           -------    ----------

                                                      EXPIRATION
                                         CURRENCY     DATE/STRIKE       MARKET
CURRENCY PURCHASED                         SOLD          PRICE           VALUE
------------------                       --------     -----------       ------

OPTIONS
  Japanese Yen.....................  USD 5,765,000  March 99/140-150      $4,774
                                                                      ----------
                                     TOTAL OPTIONS
                             (Premium Paid $2,450)            (0.19%)      4,774
                                                             -------  ----------

                                                          PAR VALUE
                                                INTEREST    (000s
ISSUER, DESCRIPTION                               RATE     OMITTED)
-------------------                               ----     --------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.23%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   USA, Inc. - Dated 06-30-98,
   due 07-01-98 (Secured by U.S.
   Treasury Notes, 5.00% thru
   7.50% due 2-15-99 thru
   11-15-01) - Note B..........................  5.750%      $153        153,000
                                                         --------     ----------
                      TOTAL SHORT-TERM INVESTMENTS         (6.23%)       153,000
                                                         --------     ----------
                                 TOTAL INVESTMENTS        (99.72%)     2,450,742
                                                         --------     ----------
                 OTHER ASSETS AND LIABILITIES, NET         (0.28%)         6,864
                                                         --------     ----------
                                  TOTAL NET ASSETS       (100.00%)    $2,457,606
                                                         ========     ==========

*     Represents rate in effect on June 30, 1998.

# Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $86,188 or 3.51% of the Fund's net assets as of June 30, 1998.

MTN = Medium Term Note.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

         John Hancock Funds - Declaration Trust -- V.A. World Bond Fund

Portfolio Concentration (Unaudited)
June 30, 1998
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at June 30, 1998 assigned to the various investment categories.

                                                   MARKET VALUE AS A
INVESTMENT CATEGORIES                             % OF FUND NET ASSETS
---------------------                             --------------------
Finance........................................           7.88%
Government - Foreign...........................          28.59
Government - U.S...............................          31.08
Government - U.S. Agencies.....................          25.75
Options........................................           0.19
Short-Term Investments.........................           6.23
                                                         -----
                              TOTAL INVESTMENTS          99.72%
                                                         =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

        John Hancock Funds - Declaration Trust -- V.A. Money Market Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on June 30, 1998.

                                                                   PAR VALUE
                                            INTEREST      QUALITY    (000s       MARKET
ISSUER, DESCRIPTION                          RATE         RATINGS*  OMITTED)     VALUE
-------------------                          ----        ---------  --------     -----

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
U.S Branches of Foreign Banks (3.66%)
  Abbey National Treasury Services,
   01-19-99..................                5.375%        Tier 1    $  400     $399,289
                                                                             -----------
                    TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
                                                  (Cost $399,289)    (3.66%)     399,289
                                                                   --------  -----------

CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (9.17%)
  Chrysler Financial Corp.,
   08-13-98..................                6.310         Tier 1       500      500,293
  General Motors Acceptance Corp.,
   09-08-98..................                6.250         Tier 1       500      500,222
                                                                             -----------
                                                                               1,000,515
                                                                             -----------
Banking (8.09%)
  Norwest Corp.,
   10-13-98..................                6.000         Tier 1       500      500,283
  Security Pacific Corp.,
   05-15-99..................                9.750         Tier 1       370      382,178
                                                                             -----------
                                                                                  882,461
                                                                             -----------
Finance (3.21%)
  CIT Group Holdings, Inc.,
   07-31-98..................                6.350         Tier 1       350      350,096
                                                                             -----------
Retail Stores (4.62%)
  Sears Roebuck Acceptance Corp.,
   11-01-98..................                8.450         Tier 1       500      503,993
                                                                             -----------
Tobacco (2.80%)
  Philip Morris Cos., Inc.,
   03-01-99..................                8.625         Tier 1       300      305,189
                                                                             -----------
                     TOTAL CORPORATE INTEREST BEARING OBLIGATIONS
                                                (Cost $3,042,254)   (27.89%)   3,042,254
                                                                   --------  -----------

U.S.GOVERNMENT OBLIGATIONS
Governmental - U.S.Agencies (59.54%)
  Federal Farm Credit Bank,
   11-02-98 ...............................  5.373%**      Tier 1     2,000    1,998,846
  Federal Home Loan Bank,
   08-20-98 ...............................  5.442**       Tier 1     1,500    1,499,824
  Federal Home Loan Bank,
   08-27-98 # .............................  5.860         Tier 1       200      200,000
  Federal Home Loan Bank,
   09-02-98 # .............................  5.610         Tier 1       300      300,000
  Federal National Mortgage
   Association, 05-05-99 ..................  5.630         Tier 1       500      499,726
  Student Loan Marketing
   Association, 02-22-99 ..................  5.331**       Tier 1     2,000    1,997,574
                                                                             -----------
                                                                               6,495,970
                                                                             -----------
                                TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                (Cost $6,495,970)   (59.54%)   6,495,970
                                                                   --------  -----------
                                     TOTAL SHORT-TERM INVESTMENTS
                                                (Cost $9,937,513)   (91.09%)   9,937,513
                                                                   --------  -----------

JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities USA,
   Inc. - Dated 06-30-98, due
   07-01-98 (Secured by U.S.
   Treasury Notes, 5.00% thru
   7.50%, due 02-15-99
   thru 11-15-01) - Note B.................  5.750%                     838      838,000
                                                                             -----------
                                 TOTAL JOINT REPURCHASE AGREEMENT    (7.68%)     838,000
                                                                   --------  -----------
                                                TOTAL INVESTMENTS   (98.77%)  10,775,513
                                                                   --------  -----------
                                OTHER ASSETS AND LIABILITIES, NET    (1.23%)     134,625
                                                                   --------  -----------
                                                 TOTAL NET ASSETS  (100.00%) $10,910,138
                                                                   ========  ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

**    Floating rate note, interest rate effective June 30, 1998.

#     Call date.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

(UNAUDITED)
NOTE A --
ORGANIZATION

John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Regional Bank Fund (which commenced operations on May 1, 1998) ("V.A. Regional Bank Fund"), John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. Emerging Growth Fund ("V.A. Emerging Growth Fund"), John Hancock V.A. Special Opportunities Fund (which commenced operations on January 2, 1998) ("V.A. Special Opportunities Fund"), John Hancock V.A. Growth Fund ("V.A. Growth Fund"), John Hancock V.A. Growth and Income Fund (which commenced operations on January 2, 1998) ("V.A. Growth and Income Fund"), John Hancock V.A. Independence Equity Fund ("V.A. Independence Equity Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Sovereign Bond Fund ("V.A. Sovereign Bond Fund"), John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), John Hancock V.A. High Yield Bond Fund (which commenced operations on January 2, 1998) ("V.A. High Yield Bond Fund"), John Hancock V.A. World Bond Fund ("V.A. World Bond Fund") and, John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust") an open-end management investment company, registered under the Investment Company Act of 1940. Prior to January 2, 1998, V.A. Growth Fund was known as John Hancock V.A. Discovery Fund. The Trust, organized as a Massachusetts business trust in 1995, consisted of fifteen different series at June 30, 1998. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

   The investment objective of the V.A. International Fund is to seek long-term growth of capital by investing primarily in equity securities of foreign companies and governments. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation by investing primarily in regional banks and lending institutions. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation by investing primarily in equity securities of financial services companies throughout the world. The investment objective of the V.A. Emerging Growth Fund is to seek long-term growth of capital. The investment objective of the V.A. Special Opportunities Fund is to seek long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers in various economic sectors. The investment objective of the V.A. Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The investment objective of the V.A. Growth and Income Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Independence Equity Fund is to seek above-average total return, consisting of capital appreciation and income, by focusing on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long-term. The investment objective of the V.A. Sovereign Investors Fund is to seek long term growth of capital and income without assuming undue market risks by investing primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Sovereign Bond Fund is to seek a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high yield, high risk, fixed income securities. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income by investing primarily in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high yield, high risk, fixed income securities of U.S. issuers. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk, investing primarily in lower-rated, higher-yielding debt securities. The investment objective of the V.A. World Bond Fund is to seek a high total investment return, a combination of current income and capital appreciation, by investing primarily in a global portfolio of fixed income securities. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity by investing only in high-quality money market instruments.

NOTE B --
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

into U.S. dollars as described in "Foreign Currency Translation." The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

   The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

   For federal income tax purposes, the following funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations. Additionally, net capital losses attributable to security transactions occurring after October 31, 1997 are treated as arising on the first day (January 1, 1998) of the Funds' next taxable year.

                                CAPITAL LOSS          CAPITAL LOSS       POST OCTOBER 31, 1997
                                CARRYFORWARD          CARRYFORWARD          LOSS TREATED AS
FUND                         EXPIRING 12/31/2004   EXPIRING 12/31/2005  ARISING JANUARY 1, 1998
----                         -------------------   -------------------  -----------------------

V.A. International Fund.....       $    --               $     --                $65,667
V.A. Regional Bank Fund.....            --                     --                     --
V.A. Financial
  Industries Fund...........            --                     --                     --
V.A. Emerging
  Growth Fund...............        18,937                167,508                 66,172
V.A. Special
  Opportunities Fund........            --                     --                     --
V.A. Growth Fund............        11,062                197,206                     --
V.A. Growth and
  Income Fund...............            --                     --                     --
V.A. Independence
  Equity Fund...............            --                     --                     --
V.A. Sovereign
  Investors Fund............            --                     --                     --
V.A. 500 Index Fund.........            --                     --                     --
V.A. Sovereign Bond Fund....            --                     --                     --
V.A. Strategic
  Income Fund...............            --                  2,482                  8,904
V.A. High Yield Bond Fund...            --                     --                     --
V.A. World Bond Fund........            --                     --                 27,755
V.A. Money Market Fund......            --                     --                     --

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Funds to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. V.A. Money Market is permitted to borrow from the uncommitted portion of the unsecured lines of credit, which is $400 million. Interest is charged to each of the funds, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Funds had no borrowing activity for the period ended June 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Independence Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities.

   The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency contracts for the Trust at June 30, 1998 were as follows:

                                                                    UNREALIZED
                                  PRINCIPAL AMOUNT    EXPIRATION   APPRECIATION/
CURRENCY                         COVERED BY CONTRACT     MONTH    (DEPRECIATION)
--------                         -------------------  ----------  --------------
V.A. INTERNATIONAL FUND
Sells
French Franc...................        93,602          JULY 98       ($   63)
Japanese Yen...................       191,674          JULY 98       (    45)
                                                                      ------
                                                                     ($  108)
                                                                      ======

V.A. GROWTH AND INCOME FUND
Sell
Japanese Yen...................    11,919,000           DEC 98        $1,027
                                                                      ======

V.A. STRATEGIC INCOME FUND
Buy
British Pound..................        63,000          JULY 98        $  118
                                                                      ======
Sells
Australian Dollar..............       107,000          JULY 98        $4,168
Australian Dollar..............       660,000           AUG 98       ( 2,217)
British Pound..................       128,000          JULY 98          (904)
British Pound..................        84,000           AUG 98       ( 3,081)
British Pound..................        68,000          SEPT 98       ( 2,142)
                                                                      ------
                                                                     ($4,176)
                                                                      ======

V.A. HIGH YIELD BOND FUND
Sell
British Pound..................        11,000           AUG 98       ($   39)
                                                                      ======

V.A. WORLD BOND
Buys
Deutsche Mark..................       470,398          JULY 98        $1,468
Japanese Yen...................    40,113,000          JULY 98        (8,586)
                                                                      ------
                                                                     ($7,118)
                                                                      ======
Sell
Japanese Yen...................    20,056,500          JULY 98       ($3,412)
                                                                      ======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

   When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

   Open financial futures contracts for the Trust at June 30, 1998 were as follows:

                                        OPEN                        UNREALIZED
EXPIRATION                            CONTRACTS    POSITION        DEPRECIATION
----------                            ---------    --------        ------------
V.A. 500 INDEX FUND
Sept 98............................. 9 S&P 500       Long              $19,125
                                                                       =======

OPTIONS The Funds (except V.A. Money Market Fund) may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' Statements of Assets and Liabilities.

   The were no written option transactions for the period ended June 30, 1998, for the Funds.

NOTE C --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                                   RATE
----                                   ----
V.A. International Fund                0.90% of average daily net assets
V.A. Regional Bank Fund                0.80% of average daily net assets
V.A. Financial Industries Fund         0.80% of average daily net assets
V.A. Emerging Growth Fund              0.75% of average daily net assets
V.A. Special Opportunities Fund        0.75% of average daily net assets
V.A. Growth Fund                       0.75% of average daily net assets
V.A. Growth And Income Fund            0.60% of average daily net assets
V.A. Independence Equity Fund          0.70% of average daily net assets
V.A. Sovereign Investors Fund          0.60% of average daily net assets
V.A. 500 Index Fund                    0.10% of average daily net assets
V.A. Sovereign Bond Fund               0.50% of average daily net assets
V.A. Strategic Income Fund             0.60% of average daily net assets
V.A. High Yield Bond Fund              0.60% of average daily net assets
V.A. World Bond Fund                   0.75% of average daily net assets
V.A. Money Market Fund                 0.50% of average daily net assets

   John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a sub-advisory agreement among the Fund, the Adviser, and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. The Adviser pays a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

   Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Independence Equity Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Independence

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

   Sovereign Asset Management Corporation ("SAMCorp") serves as the sub-advisor of the V.A. Sovereign Investors Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser, and SAMCorp. SAMCorp was organized in 1992 and is a wholly owned indirect subsidiary of JHMLICo. SAMCorp provides investment advice and advisory services to investment companies and private and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Sovereign Investors Fund to SAMCorp at the following rate: 40% of the advisory fee payable by the Fund.

   The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S & P") to license certain trademarks and trade names of S & P and of the S & P 500 Index, which is determined, composed and calculated by S & P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

   Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.

   The Adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the period ended June 30, 1998 were as follows:

FUND                                                FEE REDUCTION
----                                                -------------
V.A. International Fund............................    $69,056
V.A. Regional Bank Fund............................      5,300
V.A. Financial Industries Fund.....................         --
V.A. Emerging Growth Fund..........................     19,502
V.A. Special Opportunities Fund....................     12,001
V.A. Growth Fund...................................     10,419
V.A. Growth and Income Fund........................     10,355
V.A. Independence Equity Fund......................      3,364
V.A. Sovereign Investors Fund......................         --
V.A. 500 Index Fund................................     26,314
V.A. Sovereign Bond Fund...........................     19,913
V.A. Strategic Income Fund.........................      5,817
V.A. High Yield Bond Fund..........................      9,549
V.A. World Bond Fund...............................     12,118
V.A. Money Market Fund.............................      2,112

The Adviser reserves the right to terminate this limitation in the future.

   The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

   The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned the following shares of beneficial interest of the Funds as of June 30, 1998:

FUND                                           SHARES OF BENEFICIAL INTEREST
----                                           -----------------------------
V.A. International Fund........................         213,604
V.A. Regional Bank Fund........................          50,090
V.A. Financial Industries Fund.................              --
V.A. Emerging Growth Fund......................         100,201
V.A. Special Opportunities Fund................          50,000
V.A. Growth Fund...............................         100,000
V.A. Growth and Income Fund....................          50,213
V.A. Independence Equity Fund..................              --
V.A. Sovereign Investors Fund..................              --
V.A. 500 Index Fund............................              --
V.A. Sovereign Bond Fund.......................         113,038
V.A. Strategic Income Fund.....................         235,590
V.A. High Yield Bond Fund......................         207,829
V.A. World Bond Fund...........................         222,474
V.A. Money Market Fund.........................         108,303

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Declaration Trust

NOTE D --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities for the Funds, excluding short-term securities, during the period ended June 30, 1998, were as follows:

FUND                                              PURCHASES            SALES
----                                              ---------            -----
V.A. International Fund....................     $ 4,462,556         $2,941,336
V.A. Regional Bank Fund....................      11,406,819            303,959
V.A. Financial Industries Fund.............      31,750,919          6,649,533
V.A. Emerging Growth Fund..................       4,809,966          2,426,583
V.A. Special Opportunities Fund............       1,352,122            272,439
V.A. Growth Fund...........................       7,096,208          4,948,591
V.A. Growth and Income Fund................       9,016,990          1,981,097
V.A. Independence Equity Fund..............       9,344,673          3,829,846
V.A. Sovereign Investors Fund
  U.S. Government Securities...............       1,816,266                  -
  Other Investments........................       9,408,573          2,053,555
V.A. 500 Index Fund........................       2,458,266          8,800,274
V.A. Sovereign Bond Fund
  U.S. Government Securities...............       7,448,345          6,167,857
  Other Investments........................       4,728,336          3,356,452
V.A. Strategic Income Fund
  U.S. Government Securities...............       1,849,953            301,039
  Other Investments........................       8,122,437          3,861,208
V.A. High Yield Bond Fund
  U.S. Government Securities...............         753,281            752,633
  Other Investments........................       7,486,163          1,990,663
V.A. World Bond Fund
  U.S. Government Securities...............         365,875            822,508
  Other Investments........................         931,955            355,016

   At June 30, 1998, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                         GROSS          GROSS     NET UNREALIZED
                         AGGREGATE    UNREALIZED     UNREALIZED    APPRECIATION/
FUND                       COST      APPRECIATION   DEPRECIATION  (DEPRECIATION)
----                       ----      ------------   ------------  --------------
V.A. International
  Fund.............. $ 5,240,357    $  778,604        $258,315      $  520,289
V.A. Regional Bank
  Fund..............  18,348,900       141,701         374,847         233,146
V.A. Financial
  Industries Fund...  44,383,003     5,477,159         945,420       4,531,739
V.A. Emerging
  Growth Fund.......   5,469,002     1,280,943         238,816       1,042,127
V.A. Special
  Opportunities
  Fund..............   1,145,350       120,849          47,176          73,673
V.A. Growth Fund....   5,822,991       812,908          79,201         733,707
V.A. Growth and
  Income Fund.......   9,306,043       538,913         189,194         349,719
V.A. Independence
  Equity Fund.......  14,174,567     2,400,385         235,543       2,164,842
V.A. Sovereign
  Investors Fund....  21,740,536     2,524,215         189,005       2,335,210
V.A. 500 Index
  Fund..............  14,653,015     3,575,093         262,367       3,312,726
V.A. Sovereign
  Bond Fund.........   6,955,718        56,751          16,000          40,751
V.A. Strategic
  Income Fund ......  10,729,152       276,103         252,905          23,198
V.A High Yield
  Bond Fund.........   6,163,463        62,356         233,876       (171,520)
V.A. World Bond
  Fund..............   2,417,199        40,919           7,376          33,543
V.A. Money
  Market Fund.......  10,775,513            --              --              --

================================================================================

     John Hancock Funds - Declaration Trust -- V.A. Sovereign Investors Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of June 30, 1998.
--------------------------------------------------------------------------------

                                                         PERCENT OF
COMPANY                                               DIVIDEND INCREASE
-------                                               -----------------
Abbott Laboratories, Inc..........................          11.1%
AFLAC Corp........................................          13.0
Air Products & Chemicals, Inc.....................          13.3
American Home Products Corp.......................           4.9
American International Group, Inc.................          12.4
Ameritech Corp....................................           6.2
Archer Daniels Midland Co.........................           5.0
Automatic Data Processing, Inc....................          15.2
BB&T Corp.........................................          12.9
Banc One Corp.....................................          10.0
BankAmerica Corp..................................          13.1
Baxter International, Inc.........................           3.0
Becton Dickinson & Co.............................          11.5
Bemis Company, Inc................................          10.0
Bristol-Myers Squibb Co...........................           2.6
C.H. Robinson Worldwide, Inc......................           8.1
Chevron Corp......................................           5.2
Chubb Corp........................................           6.9
Dayton Hudson Corp................................          12.5
Dover Corp........................................          11.8
DuPont (E.I.) De Nemours & Co.....................          11.1
Duke Energy Corp..................................           3.8
Ecolab, Inc.......................................          18.8
Emerson Electric Co...............................           9.3
Exxon Corp........................................           3.8
First Tennessee National Corp.....................          10.0
First Union Corp..................................          13.5
Gannett Co., Inc..................................           5.6
General Electric Co...............................          15.4
General RE Corp...................................           7.3
Grainger (W.W.), Inc..............................          11.1
Hasbro, Inc.......................................          19.9
Hewlett-Packard Co................................          14.3
Home Depot, Inc...................................          20.0
Honeywell, Inc....................................           3.7
Interpublic Group of Companies, Inc...............          15.4
Johnson & Johnson.................................          13.6
Johnson Controls, Inc.............................           7.0
KeyCorp...........................................          11.9
Leggett & Platt, Inc..............................           6.7
Lilly (Eli) & Co..................................          11.1
Masco Corp........................................           4.8
May Department Stores.............................           5.8
McGraw-Hill Companies, Inc........................           8.3
Mobil Corp........................................           7.5
National Fuel Gas Co..............................           3.4
NationsBank Corp..................................          15.2
Northern States Power Co..........................           1.4
Norwest Corp......................................          10.0
Pentair, Inc......................................          11.1
PepsiCo, Inc......................................           4.0
Philip Morris Cos., Inc...........................          20.0
Pitney Bowes, Inc.................................          12.5
Questar Corp......................................           4.8
Reliastar Financial Corp..........................          19.4
RPM, Inc..........................................           7.7
Sara Lee Corp.....................................           9.5
SBC Communications, Inc...........................          0.04
Sigma-Aldrich Corp................................          12.0
Sonoco Products Corp..............................          10.0
Sysco Corp........................................           5.9
Teco Energy, Inc..................................           5.1
Travelers Group, Inc..............................          25.0
UNUM Corp.........................................           3.5
Wal-Mart Stores, Inc..............................          14.8
                                                            ----
  The average dividend increase for this group was           9.9%
                                                            ====

Historical Data (Unaudited)

The table below shows the record for the V.A. Sovereign Investors Fund during the past periods.
-----------------------------------------------------------------------------
                                       PER SHARE
 YEAR       -----------------------------------------------------------------
 ENDED        SHARES          DIVIDENDS         NET ASSET       CAPITAL GAINS
DEC. 31     OUTSTANDING      FROM INCOME          VALUE         DISTRIBUTION
-------     -----------      -----------          -----         -------------
 1996         103,482           $.07             $10.74             $.02
 1997         896,718            .18              13.59              .01
 1998(1)     1,582,585           .11              14.63              --

(1) For the period ended June 30, 1998

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

======================================NOTES=====================================

                     John Hancock Funds - Declaration Trust

================================================================================

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603
1-800-824-0335
INTERNET: www.jhancock.com/funds


--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Declaration Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper

                                                                      DECSA 6/98
                                                                            8/98